--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

           The U.S. equity market rewarded investors with excellent returns once again in the 12-month period ended January 31, 1997. Most European markets achieved significant gains as well, with several outpacing the U.S., while the performance of Asian markets varied widely. We are pleased to report that most of the Goldman Sachs equity funds performed very well in this generally favorable global equity environment.

U.S. Stocks Continued to Climb Amid Heightened Volatility

           The U.S. stock market surged to record levels during the period under review, rising an impressive 26.3% (as measured by the Standard & Poor's 500 stock index). During 1996, the market advanced in a "staircase" pattern, where notable gains are achieved within a relatively short time and are followed by a period of choppy trading. For example, after a run-up from January through mid-February, market volatility notably increased, as investor sentiment vacillated between two contradictory concerns. With some economic news, investors feared that the economy was growing too quickly, making higher inflation a possibility, while other news caused them to worry that the economy was slowing, putting earnings at risk. In May, investors briefly overcame their fears and sent the market higher, but their concerns quickly re-emerged and caused the market to settle into another choppy trading range that culminated in a sharp sell-off in July.

           By August, sentiment significantly improved when data indicated that earnings growth was more resilient than generally expected and inflation remained under control. Thus reassured, investors propelled stocks to record highs during the second half of the period, with the Dow Jones Industrial Average crossing the 6000 mark for the first time by mid-October. The ascent continued through the end of the period, with the Dow climbing to 7000 by mid-February 1997.

           Though small-cap stocks led the market during the first half of the year, the post-July rally was dominated by large-cap, growth companies. Furthermore, the rally was very narrowly focused, with a handful of large-cap stocks (primarily in the technology, finance and pharmaceutical sectors) contributing substantially to the S&P 500 index's performance for the period.

After a Weak Start, Economic Growth Rebounded, Then Moderated

           When the period began, lackluster consumer spending and the General Motors strike restrained economic growth, but the economy still advanced faster than expected, with first-quarter real GDP growth of 2.0% (annualized). Momentum accelerated even more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter real GDP rose a robust 4.7% (annualized), its highest rate in two years.

           The economy's torrid growth cooled markedly during the third quarter with an annualized real GDP growth of 2.1%, largely due to lackluster consumer spending and a widening U.S. trade deficit. This slowdown proved to be temporary, however, as the economy strengthened from October through December. Fourth-quarter real GDP


--------------------------------------------------------------------------------
Table of Contents
Introduction/Market Overview.............................................    1
Goldman Sachs Balanced Fund..............................................    4
Goldman Sachs Select Equity Fund.........................................   14
Goldman Sachs Growth and Income Fund.....................................   22
Goldman Sachs Capital Growth Fund........................................   28
Goldman Sachs Small Cap Equity Fund......................................   34
Goldman Sachs International Equity Fund..................................   40
Goldman Sachs Asia Growth Fund...........................................   48
Financial Statements.....................................................   56
Notes to Financial Statements............................................   64
Financial Highlights.....................................................   74
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)

growth was revised to 3.9% (annualized), reflecting a narrowing trade deficit, rising consumer spending and accelerating manufacturing activity. Despite firm growth, underlying inflation remained surprisingly mild. For all of 1996, consumer prices rose only 2.9%. In January 1997, most indicators suggested that the economy would continue to advance.

           The U.S. Federal Reserve cut the Federal funds rate by 25 basis points in January 1996, just prior to the start of the period, in response to generally poor year-end economic conditions. Though stronger than expected growth shifted investor expectations from further Federal Reserve interest rate cuts to potential tightening, the Fed then left rates unchanged. As of January 31, 1997, the Federal funds rate remained at 5.25%.

The Dollar Resumed Its Climb Against the Yen and the Mark Following a Brief July Slide

           During the period under review, the dollar continued to strengthen, rising to a 47-month high against the yen and a 31-month high against the mark. Though the dollar declined briefly in July along with the U.S. stock market, it quickly rebounded in August and continued to rally through the end of the period. The dollar's climb was reflective of several developments, including the relative strength of the U.S. economy, reductions in the budget deficit and controlled inflation. Despite the run-up, Goldman Sachs' economists do not expect a major impact on U.S. growth in 1997, nor do they anticipate a major decrease in exports, as the dollar's effect on U.S. trade flows is relatively small and stretched out over time. Furthermore, domestic demand in Canada and Mexico, which together accounted for nearly one-third of U.S. exports in 1996, is expected to rise.

The International Market Environment: European Equities Performed Well, Japan Declined Sharply and Asian Markets Were Mixed Amid Increased Volatility

           During the period under review, most global economies experienced modest growth, but long-awaited recoveries in Europe and Japan fell short of expectations. In Europe, several major economies, such as Germany and France, continued to be plagued by weaker than expected manufacturing activity and record-high unemployment, while others, such as the U.K., clearly accelerated. In contrast to the mixed economic conditions, most European equity markets performed very well, buoyed by healthy corporate profits. Though the Japanese economy strengthened, equities declined due to concerns regarding the sustainability of earnings growth as well as fears that the newly elected government would delay deregulation. In January 1997, the already weak Japanese market sold off sharply when the government announced an austerity program that was expected to curb growth. In other Asian countries, key elections heightened political uncertainty throughout the region and a marked slowdown in economic growth increased volatility.

Outlook in the U.S.: Economic Growth Is Expected to Continue to Strengthen

           Goldman Sachs' economists expect first-quarter real GDP growth to slow to just under 2.0% (annualized) due to a widening trade deficit. However, this slowdown should not be interpreted as any change in economic fundamentals, as underlying demand remains firm and consumer confidence, income and employment trends continue to support consumer spending. The favorable economic environment of moderate growth and low inflation appears likely to persist in the near term, which could translate to a seventh year of profit growth for U.S. corporations in 1997 and another good year for U.S. equities, though not likely as strong as last year. As always, equity performance can be affected by changes in the economic environment, such as higher than expected inflation, which could lead to a Fed tightening by midyear, or an unforeseen faltering of economic growth.

           After the outstanding performance of the past two years, it is important to maintain realistic expectations from your equity investments. As increased volatility during 1996 demonstrated, equities can go down as well as up. Over the long run, however, stocks have historically outperformed other asset classes, rewarding investors committed to a long-term investment horizon.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A Major Addition to Our Active Equity Management Team

     We are pleased to announce that we have recently acquired Liberty Investment Management, a Tampa, Florida-based investment advisory firm with an impressive 16-year track record. Liberty's Chief Investment Officer, Herbert Ehlers, and his portfolio management team have assumed primary responsibility for the Goldman Sachs Capital Growth Fund, which they will manage using a "growth at a reasonable price" investment style. The Liberty group adds both breadth and depth to the Goldman Sachs U.S. Active Equity team, and we look forward to working with them.

     In conclusion, thank you for making the Goldman Sachs equity funds part of your long-term financial plan.

Sincerely,

/s/ David B. Ford                      /s/ John P. McNulty

David B. Ford                          John P. McNulty
Co-Head,                               Co-Head,
Goldman Sachs                          Goldman Sachs
Asset Management                       Asset Management

March 3, 1997

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs Balanced Fund seeks to provide investors with a combination of long-term growth of capital and current income by investing in a diversified portfolio that includes both equity and fixed income securities. Under normal market conditions, the fund is expected to maintain an asset mix of 45% to 65% in equity securities, with the remainder (at a minimum 25%) in fixed income securities. The fund's portfolio management team will review the fund's asset mix on a regular basis and adjust it to reflect changes in the economic environment.

           Stocks are selected using a value style, identifying those judged to be inexpensive relative to their expected long-term earnings and ability to pay dividends. We also consider the degree to which a company's management is committed to increasing value for shareholders.

           In the fixed income portion of the portfolio, we actively manage the portfolio within a risk-controlled framework. We seek to minimize interest rate risk relative to the portfolio's benchmark, and focus on seeking to add value through sector selection, security selection and yield curve strategies.

Performance Review: Equity, Fixed Income and Asset Allocation Contributed to Strong Results


                                   Fund Total Return
                                     (based on net     Benchmark
                                     asset value)    Total Return+
                                     ------------    -------------
 Class A (1/31/96 - 1/31/97)*           18.59%          15.51%
 Class B (5/1/96 - 1/31/97)*            16.22%          14.99%


* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

+ The benchmark is a combination of the S&P 500 stock index (weighted at 55%) and the Lehman Brothers Aggregate Bond Index (weighted at 45%).

           We are pleased to report that during the period under review, the fund's Class A and Class B shares outperformed the benchmark. In addition, the fund's Class A shares ranked within the top 15% of the Lipper balanced fund category (35th of 281) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B shares were not ranked because they did not exist during the full year.)

           The equity and fixed income portions of the fund both performed favorably, with equity investments contributing most to fund results. In addition, our asset allocation decisions also benefited performance. During the spring of 1996, we reduced the fund's equity weightings in favor of fixed income investments, which worked in its favor when equities fell sharply in July. In October, we increased the fund's equity weighting, just prior to a significant rally in the stock market. As of January 31, 1997, the fund's asset mix based on net assets was 54% in equities, 42% in fixed income and the remainder in cash equivalents.

Best Performing Equity Investments Included Technology, Finance and Energy
Stocks

           The fund's best performing stocks came from a wide range of industries, particularly technology, finance and energy. Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which we sold after it climbed sharply due to stronger than expected personal computer sales and reached our target price, and Avnet, Inc., the second largest distributor of semiconductors and other electronic components. In the financial sector, BankAmerica Corp. increased its focus on aggressive capital management, and NationsBank Corp. began to realize the benefits of cost cuts. Top-performing energy-related investments were Tosco Corp., an oil refiner and distributor, which continued its ambitious acquisition strategy, and Texaco Inc., which benefited from higher petroleum prices and a successful restructuring program. Disappointing performers included three companies that suffered from

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride.

           One of the fund's new investments was Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-term prospects. During the period, we sold several stocks after they appreciated and reached our price targets, including Anheuser-Busch Co., Inc., the world's largest brewer, and Greenpoint Financial Corp., a New York-based thrift.


 Top 10 Equity Holdings as of January 31, 1997

                                                      Percentage of
                                                          Total
 Company                         Line of Business       Net Assets
 Aetna Inc.                      Healthcare                1.9%
                                   Management
 Tenet Healthcare Corp.          Hospitals                 1.9%
 Cigna Corp.                     Insurance                 1.7%
 Lear Corp.                      Autoparts/Original        1.7%
                                   Equipment
 Brunswick Corp.                 Pleasure                  1.7%
                                   Boats/Marine
                                   Engines
 Goodyear Tire & Rubber Co.      Tire and Rubber           1.6%
                                   Products
 Dean Witter Discover & Co.      Financial Services        1.6%
 Avnet, Inc.                     Electronic                1.5%
                                   Components
                                   Distributor
 Philip Morris Companies,        Tobacco and Food          1.5%
   Inc.                            Products
 Owens-Illinois, Inc.            Packaging                 1.5%


Corporate and Emerging Market Debt Sectors Led the Fund's Fixed Income
Performance

           The fixed income sectors that contributed most to the fund's performance were its corporate bond holdings and emerging market debt securities. Corporate bonds benefited when many companies reported positive earnings growth throughout the period. Emerging market debt was one of the fund's smaller allocations during the year but performed extremely well due to positive emerging country credit trends and supportive cash flows resulting from global investors' persistent search for incremental yield. In addition, the fund's investments in the mortgage and asset-backed sectors also performed well, reflecting healthy investor demand.

           The fund's largest fixed income allocation was mortgage-backed securities (MBS), which accounted for a 12.9% position in terms of total net assets, up from 10.0% a year ago. The MBS sector fared particularly well during the first half of the period, when interest rates rose and prepayment fears abated. We gradually trimmed the fund's exposure in the corporate bond sector to 9.8%, down from 13.2% a year ago, as it became more fully valued. The fund's asset-backed securities (ABS) weighting was 4.8%, and they continued to offer incremental yield over similar duration Treasuries. U.S. Treasuries, with an 8.5% allocation, were used together with futures to manage the fund's interest rate risk. Finally, 3.3% of the fund was invested in emerging market debt, where we stressed higher credit, short-duration bonds, and 0.7% was invested in government agency securities.

Outlook

           We believe that, overall, the stock market is moderately overvalued and is therefore unlikely to match the strong return it achieved in 1996. However, it is important to note that even after last year's rally, the fund's equity holdings continue to be attractively valued. We expect that our emphasis on using extensive fundamental research to identify stocks selling below their

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)


--------------------------------------------------------------------------------
intrinsic value will continue to serve us well in 1997's potentially more challenging stock market environment.

           We have a relatively cautious view of the fixed income markets in the coming months due to a possible tightening by the Federal Reserve later in the year, which would impact the prices of fixed income securities. In the MBS market, the pace of mortgage prepayments remains stable, and we continue to identify specific securities that present attractive investment opportunities. We have a moderately optimistic view for the corporate sector, where we will continue to emphasize short-duration bonds that offer attractive incremental yield over Treasuries. Finally, we believe ABS still offer attractive value relative to other similarly rated securities, and we expect new supply to continue to be met with enthusiastic demand.

           Going forward, we will continue to actively allocate the portfolio's asset mix between the equity and fixed income sectors to take advantage of changing market conditions throughout the coming year.


/s/ Ronald E. Gutfleish                             /s/ Jonathan A. Beinner

Ronald E. Gutfleish                                 Jonathan A. Beinner
Senior Portfolio Manager,                           Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ G. Lee Anderson                                 /s/ c. Richard Lucy

G. Lee Anderson                                     C. Richard Lucy
Portfolio Manager,                                  Co-Head,
U.S. Active Equity Value                            U.S. Fixed Income

/s/ Eileen A. Aptman                                /s/ Richard H. Buckholz

Eileen A. Aptman                                    Richard H. Buckholz
Portfolio Manager,                                  Portfolio Manager,
U.S. Active Equity Value                            U.S. Fixed Income

March 3, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 index ("S&P 500") and the Lehman Brothers Aggregate Bond Index (LBABI)) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

           GS Balanced        GS Balanced
             Class A            Class A
         (w/sales charge)   (no sales charge)    LBABI         S&P 500
         ----------------   -----------------    -----         -------
10/12/94       9,450             10,000          10,000         10,000
1/31/95        9,532             10,087          10,233         10,184
1/31/96       12,211             12,922          11,966         14,123
1/31/97       14,488             15,331          12,357         17,842


                                    Class B

                           [LINE GRAPH APPEARS HERE]

           GS Balanced          GS Balanced
             Class B              Class B
        (no redemp. charge)  (w/redemp. charge)    LBABI       S&P 500
        -------------------  ------------------    -----       -------
5/1/96        10,000              10,000           10,000       10,000
1/31/97       11,622              11,122           10,642       12,218

                                         ---------------------------------------
                                               Average Annual Total Return
                                         ---------------------------------------
                                              One Year      Since Inception/(a)/
         ------------------------------- ------------------ -------------------
         Class A, no sales charge              18.59%              20.32%
         ------------------------------- ------------------ -------------------
         Class A, w/sales charge               12.07%              17.41%
         ------------------------------- ------------------ -------------------
         Class B, no redemption charge          N/A                16.22%/(b)/
         ------------------------------- ------------------ -------------------
         Class B, w/redemption charge           N/A                11.22%/(b)/
         ------------------------------- ------------------ -------------------

/(a)/ Class A and B shares commenced operations October 12, 1994 and May 1,
      1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund
January 31, 1997

--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks--53.0%
Airlines--1.8%
 7,700        AMR Corp.*                                $   619,850
 32,600       Continental Airlines, Inc.*                   908,725
--------------------------------------------------------------------
                                                          1,528,575
--------------------------------------------------------------------
Appliance Manufacturer--0.9%
 28,600       Sunbeam Corp.                                 793,650
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.7%
 38,200       Lear Corp.*                                 1,427,725
--------------------------------------------------------------------
Auto/Vehicle--1.0%
 25,600       Ford Motor Co.                                824,400
--------------------------------------------------------------------
Banks--4.5%
 10,300       BankAmerica Corp.                           1,149,738
 5,300        Chase Manhattan Corp.                         490,250
 9,400        Fleet Financial Group, Inc.                   507,600
 9,300        NationsBank Corp.                           1,004,400
 7,400        Republic Bank of New York Corp.               655,825
--------------------------------------------------------------------
                                                          3,807,813
--------------------------------------------------------------------
Chemicals-Commodity--1.1%
 31,400       Geon Co.                                      588,750
 7,600        Union Carbide Corp.                           344,850
--------------------------------------------------------------------
                                                            933,600
--------------------------------------------------------------------
Defense--2.1%
 17,900       McDonnell Douglas Corp.                     1,203,775
 6,200        Northrop Grumman Corp.                        484,375
 1,900        Thiokol Corp.                                 106,400
--------------------------------------------------------------------
                                                          1,794,550
--------------------------------------------------------------------
Department Stores--0.8%
 13,900       Sears Roebuck & Co.                           667,200
--------------------------------------------------------------------
Electric Utilities--2.8%
 5,500        CMS Energy Corp.                              184,250
 43,000       Long Island Lighting Co.                      978,250
 49,600       Unicom Corp.                                1,171,800
--------------------------------------------------------------------
                                                          2,334,300
--------------------------------------------------------------------
Food--1.5%
 40,200       Chiquita Brands International, Inc.           587,925
 4,000        Unilever Inc.                                 658,000
--------------------------------------------------------------------
                                                          1,245,925
--------------------------------------------------------------------
Forest Products--1.1%
 12,400       Georgia Pacific Corp.                         912,950
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 23,300       Baxter International, Inc.                  1,074,713
--------------------------------------------------------------------
Healthcare Management--3.8%
 20,400       Aetna Inc.                                  1,611,600
 57,800       Tenet Healthcare Corp.*                     1,560,600
--------------------------------------------------------------------
                                                          3,172,200
--------------------------------------------------------------------
Home Builders--1.8%
 18,200       Centex Corp.                                  709,800
 28,200       Lennar Corp.                                  750,825
--------------------------------------------------------------------
                                                          1,460,625
--------------------------------------------------------------------
Insurance-Life--2.5%
 9,500        Cigna Corp.                                 1,440,438
 11,700       Lincoln National Corp.                        627,413
--------------------------------------------------------------------
                                                          2,067,851
--------------------------------------------------------------------
Insurance-Property and Casualty--1.6%
 9,200        Allmerica Financial Corp.                     336,950
 16,100       Partner Re Holding Ltd.                       571,550
 12,700       Tig Holdings, Inc.                            439,738
--------------------------------------------------------------------
                                                          1,348,238
--------------------------------------------------------------------
Integrated Oil--2.6%
 8,100        Atlantic Richfield Co.                      1,071,225
 10,300       Texaco, Inc.                                1,090,513
--------------------------------------------------------------------
                                                          2,161,738
--------------------------------------------------------------------
Logistics/Rail--1.0%
 30,400       Canadian Pacific Ltd.                         824,600
--------------------------------------------------------------------
Logistics/Trucking--1.2%
 39,600       Consolidated Freightways, Inc.              1,004,850
--------------------------------------------------------------------
Oil Refining & Marketing--1.9%
 12,800       Ashland Inc.                                  552,000
 11,300       Tosco Corp.                                 1,000,050
--------------------------------------------------------------------
                                                          1,552,050
--------------------------------------------------------------------
Packaging--1.5%
 52,500       Owens-Illinois Inc.*                        1,246,875
--------------------------------------------------------------------

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares        Description                                     Value
====================================================================
Common Stocks (continued)
Recreational Products--1.7%
 55,500       Brunswick Corp.                           $ 1,394,438
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--0.5%
 13,100       Lehman Brothers Holdings, Inc.                414,288
--------------------------------------------------------------------
Semiconductors & Electronics--1.5%
 20,700       Avnet Inc.                                  1,280,813
--------------------------------------------------------------------
Software--0.5%
 13,800       Autodesk Inc.                                 436,425
--------------------------------------------------------------------
Specialty Finance--1.6%
 34,200       Dean Witter Discover & Co.                  1,303,875
--------------------------------------------------------------------
Steel--1.0%
 20,200       AK Steel Holding Corp.                        813,050
--------------------------------------------------------------------
Supermarkets--2.0%
 56,300       Fleming Companies, Inc.                       907,838
 24,600       Supervalu, Inc.                               759,525
--------------------------------------------------------------------
                                                          1,667,363
--------------------------------------------------------------------
Textiles--1.3%
 27,500       Fruit of The Loom, Inc.*                    1,103,438
--------------------------------------------------------------------
Tire & Other Related Rubber Products--1.6%
 24,000       Goodyear Tire & Rubber Co.                  1,308,000
--------------------------------------------------------------------
Tobacco--2.8%
 4,200        Loews Corp.                                   415,275
 10,700       Philip Morris Companies, Inc.               1,271,963
 12,100       RJR Nabisco, Inc.                             396,275
 8,500        Universal Corp.                               263,500
--------------------------------------------------------------------
                                                          2,347,013
--------------------------------------------------------------------
Total Common Stocks
   (Cost $35,773,086)                                   $44,253,131
====================================================================
Preferred Stocks--0.1%
Media Content--0.1%
 63           Time Warner, Inc. 10.25%                  $    69,064
--------------------------------------------------------------------
Tobacco--0.0%
 3,400        RJR Nabisco, Inc., class C 9.25%               22,525
--------------------------------------------------------------------
Total Preferred Stocks
   (Cost $84,320)                                       $    91,589
====================================================================
Rights--1.1%
Forest Products--0.7%
 42,000       Stone Container Corp. * exp. 08/08/98     $   567,000
Technology Capital Goods--0.4%
 10,800       Teradyne, Inc.* exp. 03/26/00                 333,450
--------------------------------------------------------------------
Total Rights
   (Cost $923,718)                                      $   900,450
====================================================================
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Fixed Income--41.5%

Asset-Backed Securities--4.8%
Airplanes Pass Through Trust Series 1, Class C
$   100,000            8.15%           03/15/19         $   102,655
Asset Securitization Corp., Series 1996, Class A1
    250,000            6.88            11/13/26             249,609
Case Equipment Loan Trust, Series 1995-A, Class A
     74,286            7.30            03/15/02              75,124
Chemical Bank Master Credit Card Trust, Series 1995-2, Class A
    140,000            6.23            06/15/03             139,343
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
     74,323            5.80            06/15/02              74,137
Discover Card Master Trust 1994-2, Class A
     70,000            5.83            10/16/04              70,613
Discover Card Master Trust 1996-2, Class A
    110,000            5.70            07/18/05             110,550
Discover Card Master Trust 1996-4, Class A
    740,000            5.86            10/16/13             751,329
Discover Card Master Trust 1996-4, Class B
    420,000            6.03            10/16/13             424,460
Fasco Auto Trust, Series 1996-1
    266,114            6.65            11/15/01             267,223
Fingerhut Master Trust, Series 1996-1, Class A
    200,000            6.45            02/20/02             200,936
Navistar Financial Trust, Series 1995-A, Class A2
    134,590            6.55            11/20/01             135,347
Navistar Financial Trust, Series 1995-b, Class A3
    120,000            6.05            04/15/02             120,000
Sears Credit Account Master Trust, Series 1995-2, Class A
    700,000            8.10            06/15/04             733,026
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Asset-Backed Securities (continued)
Sears Credit Card Master Trust, Series 1995-3, Class A
$    70,000            7.00%           10/15/04         $    71,268
Standard Credit Card Master Trust, Series 1994-4, Class A
    110,000            8.25            11/07/03             117,322
Standard Credit Card Master Trust, Series 1995-1, Class A
    360,000            8.25            01/07/07             389,135
--------------------------------------------------------------------
Total Asset-Backed Securities
   (Cost $4,019,726)                                    $ 4,032,077
====================================================================
Corporate Bonds--9.8%
Finance Bonds--3.6%
BankAmerica Corp.
$   500,000            7.75%           07/15/02         $   520,600
Capital One Bank
    200,000            8.33            02/10/97             200,056
    250,000            8.13            02/27/98             254,825
Conseco Finance
    120,000            8.70            11/15/26             122,912
Continental Bank
    100,000           12.50            04/01/01             120,501
Countrywide Funding Corp.
    100,000            6.08            07/14/99              99,368
    150,000            8.00            12/15/26             147,029
Edison Mission Energy Funding Corp.
    100,000            6.77            09/15/03              99,852
Fleet Mortgage Group, Inc.
    250,000            6.50            06/15/00             248,888
Golden West Financial Corp.
    200,000           10.25            12/01/00             223,894
Meditrust, Inc.
    120,000            7.82            09/10/26             128,021
Mic Finance Trust
     80,000            8.38            02/01/27              80,442
Olympic Financial Ltd.
     95,000           13.00            05/01/00             107,350
PXRE Cap Trust
     65,000            8.85            02/01/27              65,847
Signet Banking Corp.
$   500,000            9.63%           06/01/99         $   531,870
Washington Real Estate
     55,000            7.13            08/13/03              54,745
--------------------------------------------------------------------
Total Finance Bonds
   (Cost $3,035,271)                                    $ 3,006,200
====================================================================
Industrial Bonds--5.6%
360 Communications Co.
$   195,000            7.13%           03/01/03         $   193,518
Auburn Hills Trust
     90,000           12.00            05/01/20             134,352
Blockbuster Entertainment
     50,000            6.63            02/15/98              49,995
Chelsea GCA Realty
    226,000            7.75            01/26/01             228,362
DVI Equipment Lease Trust
    434,745            6.55            07/10/04             434,605
Ford Motor Credit Co.
     40,000            8.38            01/15/00              42,038
General Motors Acceptance Corp.
    170,000            7.13            05/10/00             173,087
    210,000            5.63            02/05/01             202,810
H + T Master Trust, Class A2
    220,000            8.18            08/15/02             220,000
K Mart Corp.
     40,000            9.55            06/30/98              40,290
     40,000            9.60            09/15/98              40,845
Loewen Group International
     50,000            7.75            10/15/01              50,000
News America Holdings, Inc.
    160,000            7.50            03/01/00             163,784
Northwest Airlines
    217,076            8.97            01/02/15             226,558
NWA
     68,025            8.26            03/10/06              71,149
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
Amount                Rate               Date                 Value
====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Oryx Energy Co.
$   245,000            9.50%           11/01/99         $   259,252
RJR Nabisco Inc.
    135,000            8.00            07/15/01             136,184
    160,000            8.63            12/01/02             164,654
Rogers Cablesystems, Inc.
    115,000            9.63            08/01/02             119,600
Tele-Communications, Inc.
    295,000            6.19            09/15/03             292,956
    125,000            9.65            10/01/03             133,951
     20,000            6.82            09/15/10              19,899
Tenet Healthcare Corp.
     60,000            9.63            09/01/02              65,100
Time Warner, Inc.
    375,000            7.45            02/01/98             378,776
    125,000            9.63            05/01/02             139,444
    250,000            7.98            08/15/04             256,243
Tosco Corp.
    110,000            7.00            07/15/00             110,793
U.S. Home Corp.
     70,000            7.95            03/01/01              68,250
USI American Holdings Corp.
     60,000            7.25            12/01/06              58,540
Viacom International
     80,000            9.13            08/15/99              81,800
     95,000           10.25            09/15/01             103,550
--------------------------------------------------------------------
Total Industrial Bonds
   (Cost $4,650,412)                                    $ 4,660,385
====================================================================
Utility Bonds--0.6%
Arkla Inc.
$   250,000            9.20%           12/18/97         $   255,665
Central Maine Power Co.
    100,000            7.38            01/01/99             100,138
    160,000            7.45            08/30/99             159,134
--------------------------------------------------------------------
Total Utility Bonds
   (Cost $521,661)                                      $   514,937
====================================================================
--------------------------------------------------------------------
====================================================================
Total Corporate Bonds
   (Cost $8,207,344)                                    $ 8,181,522
====================================================================
Government Bonds--1.2%
Australia Commonwealth
AUD1,000,000           7.50%           07/15/05         $   769,138
Province of Quebec
$   200,000           13.25            09/15/14             238,976
--------------------------------------------------------------------
Total Government Bonds
   (Cost $1,033,387)                                    $ 1,008,114
====================================================================
Emerging Market Debt--3.3%
Argentina Bocan
$   144,111            5.69%           04/01/01         $   138,490
Asia Pulp and Paper International Finance Co.
    100,000            7.26(a)        04/03/97              98,614
    200,000            8.30            06/28/99             198,118
     90,000           10.25            10/01/00              90,754
Banco De Commercio Exterior
     30,000            8.63            06/02/00              30,979
BCO De Colombia
    110,000            8.63            06/02/00             113,590
Bridas Corp.
    170,000           12.50            11/15/99             181,433
Bridas Corp. Gtd Euro Medium
     60,000            9.50            06/17/99              60,147
Corp. Andina de Fomento
    160,000            7.25            04/30/98             161,774
Emp Ica Soc Contro
    110,000            9.75            02/11/98             111,440
Empresa Col Petroleos
     80,000            7.25            07/08/98              80,566
Financiera Energy Nacional
    230,000            5.88            02/17/98             226,062
     60,000            8.13            04/09/98              60,347
    200,000            8.46            06/19/98             201,876
     80,000            9.38            06/15/06              82,847
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Balanced Fund (continued)
January 31, 1997

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Emerging Market Debt (continued)
Grupo Industrial Durango
$   120,000           12.00%           07/15/01         $   127,978
Grupo Televisa
     20,000           11.38            05/15/03              21,425
Imexsa Export Trust
    100,000           10.13            05/31/03             104,190
Inst Fomento Industrial
    290,000            8.38            07/29/01             295,707
PT Indah Kiat
     50,000            8.88            11/01/00              49,518
Republic of Argentina
     89,600            8.63            04/06/98              90,730
    150,000            5.63            04/01/00              75,600
Sampoerna International
     50,000            8.38            06/15/06              51,208
YPF Sociedad Anonima
    111,483            7.50            10/26/02             113,132
--------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,710,872)                                    $ 2,766,525
====================================================================
Government Agency Obligations--0.7%
Federal National Mortgage Association
$   520,000            8.50%           02/01/05         $   545,917
--------------------------------------------------------------------
Total Government Agency Obligations
   (Cost $566,963)                                      $   545,917
====================================================================
Mortgage Backed Obligations--12.9%
Federal Home Loan Mortgage Corp.
$ 2,000,000            7.50%           TBA-30yr/(b)/    $ 2,003,740
Federal National Mortgage Association
  2,000,000            8.00            TBA-30yr/(b)/      2,042,500
  1,000,000            6.50            TBA-15yr/(b)(d)/     990,930
     95,702            8.50            09/01/06/(d)/        100,068
    119,291            8.50            03/01/07/(d)/        124,733
    677,419            8.50            03/01/10/(d)/        707,985
  1,000,000            3.50            05/25/19             869,370
====================================================================
Government National Mortgage Association
$ 1,000,000            7.50%           TBA-30yr/(b)/    $ 1,002,180
    963,086            7.50            05/15/23             969,404
  1,005,709            7.00            07/15/23             990,311
  1,000,000            7.00            08/15/23             984,690
--------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $10,687,107)                                   $10,785,911
====================================================================
Sovereign Credit--0.2%
State of Israel
$   150,000             6.38%          12/15/05         $   141,983
--------------------------------------------------------------------
Total Sovereign Credit
   (Cost $139,082)                                      $   141,983
====================================================================
U.S. Treasury Obligations--8.5%
United States Treasury Bonds
$   470,000           12.00%           08/15/13/(d)/    $   666,592
    120,000            8.75            05/15/17/(d)/        144,619
     30,000            8.88            08/15/17              36,595
    580,000            8.75            05/15/20             704,068
    160,000            8.75            08/15/20/(d)/        194,400
    680,000            7.63            02/15/25             743,430
United States Treasury Notes
  1,200,000            6.88            08/31/99           1,223,628
  1,000,000            6.13            07/31/00             999,220
    900,000            7.88            11/15/04             977,202
United States Treasury Principal Only Stripped Securities/(a)/
     80,000            6.03/(a)/       08/15/99              68,774
    740,000            6.55/(a)/       11/15/04/(d)/        447,552
    320,000            6.59/(a)/       05/15/05             186,781
  2,200,000            7.09/(a)/       02/15/19             473,968
    890,000            7.10/(a)/       05/15/20             175,205
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $7,102,563)                                    $ 7,042,034
====================================================================

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

--------------------------------------------------------------------
Principal           Interest           Maturity
 Amount               Rate               Date                 Value
====================================================================
Yankee Bonds--0.1%
Korea Electric Power
$    93,927            7.40%           04/01/16         $    93,712
--------------------------------------------------------------------
Total Yankee Bonds
   (Cost $90,825)                                       $    93,712
====================================================================
Total Fixed Income
   (Cost $34,557,869)                                   $34,597,795
--------------------------------------------------------------------
Short-Term Obligations--0.2%
Argentina Treasury Bill
$    40,000            6.00%/(a)/      02/14/97         $    39,896
Banco Nacional de Com
     50,000           10.63            06/23/97              51,291
Republic of Argentina
     90,000            6.29(a)         05/16/97              88,166
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $179,353)                                      $   179,353
====================================================================
Repurchase Agreement--11.0%
Joint Repurchase Agreement Account
$ 9,200,000            5.63%           02/03/97/(d)/    $ 9,200,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $9,200,000)                                    $ 9,200,000
====================================================================
Total Investments
   (Cost $80,718,346)/(c)/                              $89,222,318
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                                $ 9,461,225
   Gross unrealized loss for investments in which
      cost exceeds value                                   (981,857)
--------------------------------------------------------------------
   Net unrealized gain                                  $ 8,479,368
====================================================================

--------------------------------------------------------------------

====================================================================
Futures contracts open at January 31, 1997 are as follows:
                           Number of
                           Contracts     Settlement     Unrealized
          Type              Long(e)        Month        Gain(Loss)
------------------------- ------------ ---------------  -----------
2-Year U.S. Treasury Note        5        March 1997      $(3,438)
10-Year U.S. Treasury Bond      15        March 1997      (25,500)
30-Year U.S. Treasury Bond       2        March 1997       (3,969)
S&P 500 Stock Index              4        March 1997      123,100
-------------------------------------------------------------------
                                                          $90,193
-------------------------------------------------------------------

*     Non-income producing security.
/(a)/ The interest rate disclosed for these securitites represents effective yields to maturity.
/(b)/ TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/-2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/ The aggregate cost for federal income tax purposes is $80,742,950.
/(d)/ Portions of these securities are being segregated as collateral for futures contracts, TBA (To Be Assigned) securities, covered short sales and/or mortgage dollar rolls.
/(e)/ Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 10-Year and 30-Year U.S. Treasury Bond contract represents $100,000 in notional par value. Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and market value at risk are $2,900,000 and $4,463,969, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

     The Goldman Sachs Select Equity Fund is designed to provide investors with a broadly diversified portfolio that can be used as a core holding on which to build an investment program. The fund's investment objective is to provide investors with long-term growth of capital and dividend income through investment in a broadly diversified portfolio of predominantly large-cap and blue-chip equity securities representing all major sectors of the U.S. economy. The fund's mandate is to remain fully invested with industry diversification, capitalization and risk characteristics similar to the aggregate U.S. stock market as represented by the S&P 500 stock index. Therefore, the fund's relative performance compared with the market comes almost exclusively from stock selection within sectors. We believe the fund offers investors an attractive combination of value and growth, without assuming more risk than the broad market.

     The fund employs a disciplined approach that combines fundamental investment research provided by the Goldman Sachs Global Investment Research Department with quantitative analysis generated by the Asset Management Division's proprietary model. Our quantitative system evaluates each stock using many different criteria including valuation measures, growth expectations, earnings momentum and risk. It also objectively analyzes the impact of current economic conditions on different types of stocks. Those stocks ranked highly by both our quantitative model and by Goldman Sachs research are selected for the fund's portfolio.

Performance Review: Quantitative Model Contributed to the Fund's Performance
--------------------------------------------------------------------------------

                                                        Fund Total
                                                          Return        S&P 500
                                                       (based on net     Total
                                                        asset value)     Return
                                                        -----------      ------
 Class A (1/31/96 -1/31/97)*                               23.75%        26.25%
 Class B (5/1/96 -1/31/97)*                                18.59%        22.18%
 Institutional (1/31/96 -1/31/97)*                         24.63%        26.25%
 Service (6/7/96 - 1/31/97)*                               15.92%        18.36%

--------------------------------------------------------------------------------
* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

     During the period, the fund achieved strong absolute returns, with most of its gains occurring in the second half of the year. When the period began, the fund performed well primarily due to successful stock selection. The Research Department's qualitative ratings were particularly helpful early in the period, when its analysis helped the fund steer clear of underperforming stocks. During the latter half of the year, most of the fund's positive performance came from the Asset Management Division's quantitative model.

     Of the three themes considered by our quantitative model -- value, growth and low-risk -- stocks with value-oriented features, such as low price/earnings ratios, received the highest weighting during most of the period. This emphasis did not work in the fund's favor during the second and third quarters of 1996, when stocks with growth characteristics (strong near-term growth expectations and high price/earnings multiples) outperformed value-oriented stocks. In the fourth quarter, however, our emphasis on value proved to be extremely successful, as stocks with value characteristics soared to record highs and outperformed the other themes by a substantial margin. As a result of this dramatic rebound, value emerged as the dominant investment style for the year.

     Despite the positive results from our quantitative model, the fund underperformed the index because it was

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
unable to keep pace with the dramatic outperformance of the largest 50 stocks, which accounted for a significant portion of the market's gains. In addition, the fund held a slightly higher cash position than usual as the volume of new assets invested in the fund rapidly increased, particularly during the fourth quarter, when the top 50 stocks surged. To address this issue, at the end of 1996 the fund instituted new procedures to ensure that cash balances will be invested more rapidly. Furthermore, we expect that any future market advance will broaden to include stocks beyond the top 50.

     The fund's best performers were large-capitalization stocks from a wide range of sectors, including banks (BankAmerica Corp. and NationsBank Corp.), technology companies (Intel Corp., Microsoft Corp. and IBM Corp.), consumer staples (Procter & Gamble Co.), electrical equipment (General Electric Co.) and tobacco (Philip Morris Companies, Inc.).

     Stocks that fell short of our expectations included some of the fund's utility, telecommunication and oil investments such as Unicom Corp., Airtouch Communications, Inc. and Tenneco, Inc.

Portfolio Composition: Model Increasingly Favored Stocks With Defensive Characteristics

     As of January 31, 1997, the fund held 141 stocks. While its sector exposures were generally in line with the S&P 500 index, the fund was overweighted in electric/gas (5.8% for the fund versus 3.3% for the S&P 500) and energy (10.1% versus 8.0%) and underweighted in consumer nondurables (10.2% versus 12.9%) and telecommunications (3.9% versus 6.3%). These over- and underweightings, as shown in Table II, were the result of the fund's stock selection process and were not a reflection of our economic forecast for specific sectors.

     During the first quarter of 1996, the Fund's quantitative model favored growth characteristics (such as earnings momentum and price momentum) and put a smaller, but still positive, weight on stocks with value or low-risk characteristics (e.g., low beta and low "disappointment" risk). As the year progressed, the fund's strategy became somewhat more defensive as our quantitative model increased its weighting in value and low-risk themes. This shift was triggered by a number of indicators that pointed toward emerging excesses in the equity market: Low cash cushions held by equity mutual funds, the increasing volatility of equity prices, the record-low dividend yields and the divergence in returns between stocks and bonds.

     As a result of our more defensive posture, over the past year we gradually increased the fund's weighting in energy-related companies such as Texaco Inc. and Atlantic Richfield Co., both newcomers to the fund's 10 largest holdings. We also decreased the fund's exposure to consumer noncyclicals, which includes food/agriculture companies (e.g., IBP, Inc. and Kellogg Co.).

     As of the end of the period, the fund's major valuation characteristics were more attractive than the benchmark. These included a lower price/earnings ratio based on 1997 estimated earnings (15.9x versus 17.3x for the S&P 500) as well as a lower price/book ratio (3.0x versus 3.4x). The fund achieved these favorable valuation levels while maintaining growth and risk characteristics in line with those of the S&P 500.

Table I: Top 10 Portfolio Holdings as of 1/31/97
--------------------------------------------------------------------------------

                                                     Percentage of
                                                       Total Net
 Company                      Line of Business           Assets
 General Electric Co.         Electronics                 2.9%
 Intel Corp.                  Semiconductors              2.8%
                                and Electronics
 Exxon Corp.                  Petroleum and               2.2%
                                Natural Gas
 Microsoft Corp.              Computer Software           2.1%
 Texaco Inc.                  Petroleum and               2.0%
                                Natural Gas
 Merck & Co., Inc.            Pharmaceuticals             1.9%
 Atlantic Richfield Co.       Petroleum and               1.7%
                                Natural Gas
 Bristol-Myers Squibb Co.     Pharmaceuticals             1.7%
 Philip Morris Companies,     Tobacco and Food            1.7%
   Inc.                         Products
 Travelers Group, Inc.        Financial Services          1.6%

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)


--------------------------------------------------------------------------------
Table II: Sector Breakout as of 1/31/97
--------------------------------------------------------------------------------

                                         Percentage of
                            Percentage      S&P 500
 Industry Sectors          of Portfolio      Index       Difference
 Finance                       17.8%         16.2%          1.6%
 Consumer Nondurables          10.2%         12.9%         -2.7%
 Energy                        10.1%          8.0%          2.1%
 Health                         9.6%         10.4%         -0.8%
 Technology                     9.3%         10.9%         -1.6%
 Basic Industry                 7.9%          7.1%          0.8%
 Capital Spending               6.5%          5.6%          0.9%
 Electric/Gas                   5.8%          3.3%          2.5%
 Miscellaneous                  4.4%          5.0%         -0.6%
 Retail                         4.3%          3.6%          0.7%
 Telecommunications             3.9%          6.3%         -2.4%
 Consumer Services              3.8%          4.8%         -1.0%
 Consumer Durables              2.6%          2.5%          0.1%
 Aerospace                      1.8%          2.0%         -0.2%
 Transportation                 1.1%          1.4%         -0.3%
 Cash                           1.0%          0.0%          1.0%

--------------------------------------------------------------------------------

Outlook

     Goldman Sachs expects the U.S. equity market to continue to advance in 1997, although returns will likely be more modest than the unusually strong results of 1995 and 1996. In addition, we expect equity gains to broaden beyond the top 50 stocks. In 1997, we will continue to maintain a balanced approach by considering risk, value and growth simultaneously.

However, the relative importance of avoiding riskier stocks has increased in the current market environment, which is likely to result in greater emphasis on defensive stocks with below-average price volatility, attractive valuations and lower possibility of near-term earnings disappointments.


/s/ Robert C. Jones

Robert C. Jones
Senior Portfolio Manager,
Quantitative Equity


/s/ Kent A. Clark

Kent A. Clark
Portfolio Manager,
Quantitative Equity


/s/ Victor H. Pinter

Victor H. Pinter
Portfolio Manager,
Quantitative Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Select Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                        Class A

                [LINE GRAPH APPEARS HERE]

           GS Select Eq        GS Select Eq
              Class A             Class A
         (w/sales charge)    (no/sales charge)   S&P 500
         ----------------    ----------------    -------
5/24/91        9,450              10,000          10,000
1/31/92       10,112              10,701          11,092
1/31/93       10,548              11,162          12,266
1/31/94       12,144              12,851          13,846
1/31/95       12,009              12,708          13,919
1/31/96       16,654              17,617          19,306
1/31/97       20,613              21,813          24,390
                             Class B

                     [LINE GRAPH APPEARS HERE]

           GS Select Eq             GS Select Eq
              Class B                  Class B
      (no redemption charge)    (w/redemption charge)     S&P 500
      ----------------------    ---------------------     -------
5/1/96        10,000                   10,000              10,000
1/31/97       11,859                   11,359              12,218
                  Institutional

            [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                Institutional Class     S&P 500
                -------------------     -------
6/15/95                10,000            10,000
1/31/96                12,014            12,029
1/31/97                14,983            15,197
                 Service

         [LINE GRAPH APPEARS HERE]

                   GS Select Eq
                    Serv. Class    S&P 500
                   ------------    -------
6/7/96                10,000        10,000
1/31/97               11,592        11,836

                                ------------------------------------------------
                                          Average Annual Total Return
                                ------------------------------------------------
                                      One Year          Since Inception/(a)/
--------------------------------------------------------------------------------
Class A, no sales charge               23.75%                  14.67%
--------------------------------------------------------------------------------
Class A, w/sales charge                16.98%                  13.54%
--------------------------------------------------------------------------------
Class B, no redemption charge            N/A                   18.59% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge             N/A                   13.59% /(b)/
--------------------------------------------------------------------------------
Institutional Class                    24.63%                  28.04%
--------------------------------------------------------------------------------
Service Class                            N/A                   15.92% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      May 24, 1991, May 1, 1996, June 15, 1995 and June 7, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
Goldman Sachs Select Equity Fund
--------------------------------------------------------------------
January 31, 1997
--------------------------------------------------------------------


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks--97.3%

Aerospace--0.8%
 43,600        United Technologies Corp.              $   3,041,100
--------------------------------------------------------------------
Agency/Government--0.9%
 93,800        Federal National Mortgage Assn.            3,705,100
--------------------------------------------------------------------
Agriculture/Heavy Equipment--2.5%
 25,100        Case Corp.                                 1,330,300
 55,500        Caterpillar, Inc.                          4,308,188
 44,100        Conagra, Inc.                              2,227,050
 48,900        Tenneco, Inc.                              1,956,000
--------------------------------------------------------------------
                                                          9,821,538
--------------------------------------------------------------------
Airlines--1.2%
 19,700        AMR Corp.*                                 1,585,850
 38,500        Delta Air Lines, Inc.                      3,041,500
--------------------------------------------------------------------
                                                          4,627,350
--------------------------------------------------------------------
Alcohol--0.2%
 21,600        Anheuser Busch Companies, Inc.               918,000
--------------------------------------------------------------------
Appliance Manufacturer--1.0%
 38,300        Emerson Electric Co.                       3,782,125
--------------------------------------------------------------------
 Auto/Original Equipment Manufacturer--0.3%
 23,100        Cummins Engine, Inc.                       1,215,638
--------------------------------------------------------------------
Auto/Vehicle--1.5%
 25,200        Chrysler Corp.                               878,850
 32,200        Ford Motor Co.                             1,034,425
 70,700        General Motors Corp.                       4,171,300
--------------------------------------------------------------------
                                                          6,084,575
--------------------------------------------------------------------
Bank Holding Companies--0.4%
 26,000        Comerica, Inc.                             1,485,250
--------------------------------------------------------------------
Banks--6.0%
 33,550        Banc One Corp.                             1,522,331
 48,000        Bank of New York, Inc.                     1,758,000
 46,400        BankAmerica Corp.                          5,179,400
 12,900        Chase Manhattan Corp.                      1,193,250
 25,800        Citicorp                                   3,002,475
 28,500        First Bank System, Inc.                    2,166,000
 34,400        First Chicago Corp.                        1,965,100
  6,400        First Union Corp.                            535,200
 48,400        NationsBank Corp.                          5,227,200
  4,500        Wells Fargo & Company                  $   1,371,375
--------------------------------------------------------------------
                                                         23,920,331
--------------------------------------------------------------------
Beverages--1.6%
 41,900        Coca Cola Co.                              2,424,963
 115,300       Pepsico, Inc.                              4,021,088
--------------------------------------------------------------------
                                                          6,446,051
--------------------------------------------------------------------
Business Services--0.2%
 19,100        Automatic Data Processing, Inc.              790,263
--------------------------------------------------------------------
Chemicals-Commodity--2.1%
 46,000        Dow Chemicals Co.                          3,547,750
 20,600        Du Pont EI de Nemours                      2,258,275
 68,900        Monsanto Co.                               2,609,588
--------------------------------------------------------------------
                                                          8,415,613
--------------------------------------------------------------------
Chemicals-Specialty--1.0%
 37,800        Allied Signal, Inc.                        2,655,450
 27,700        Morton International, Inc.                 1,125,313
--------------------------------------------------------------------
                                                          3,780,763
--------------------------------------------------------------------
Commercial Services--0.3%
 32,500        Interim Services, Inc.*                    1,178,125
--------------------------------------------------------------------
Communications Services Companies--1.5%
 75,500        Airtouch Communications, Inc.*             1,953,563
 96,100        Sprint Corp.                               3,916,075
--------------------------------------------------------------------
                                                          5,869,638
--------------------------------------------------------------------
Communications Technology--0.8%
 37,403        Lucent Technologies, Inc.                  2,029,113
 15,200        Motorola Inc.                              1,037,400
--------------------------------------------------------------------
                                                          3,066,513
--------------------------------------------------------------------
Computers--0.9%
 65,200        Hewlett Packard Co.                        3,431,150
--------------------------------------------------------------------
Computers & Peripherals--3.7%
 45,400        Cisco Systems, Inc.*                       3,166,650
 35,000        Compaq Computer Corp.*                     3,040,625
 20,300        Eastman Kodak Co.                          1,761,025
 33,400        International Business Machines            5,252,150
 51,100        Sun Microsystems, Inc.*                    1,622,425
--------------------------------------------------------------------
                                                         14,842,875
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
--------------------------------------------------------------------
Common Stocks (continued)
Construction/Environmental Services--0.2%
 13,300        Armstrong World Industries, Inc.       $     944,300
--------------------------------------------------------------------
Consumer Staples--3.4%
 51,700        American Home Products Corp.               3,276,488
 13,300        Clorox Co.                                 1,577,713
 60,200        Gillette Co.                               4,906,300
 33,400        Procter & Gamble Co.                       3,857,700
--------------------------------------------------------------------
                                                         13,618,201
--------------------------------------------------------------------
Defense--1.4%
 5,400         Boeing Co.                                   578,475
 17,700        McDonnell Douglas Corp.                    1,190,325
 18,500        Textron, Inc.                              1,801,438
 36,800        TRW, Inc.                                  1,867,600
--------------------------------------------------------------------
                                                          5,437,838
--------------------------------------------------------------------
Department Stores--3.2%
 147,400       Dayton Hudson Corp.                        5,545,925
 38,000        Federated Dept. Stores, Inc.*              1,249,250
 18,900        Mercantile Stores Co.                        926,100
 65,700        Sears Roebuck & Co.                        3,153,600
 72,100        Walmart Stores, Inc.                       1,712,375
--------------------------------------------------------------------
                                                         12,587,250
--------------------------------------------------------------------
Electric Utilities--4.7%
 76,300        Duke Power Co.                             3,576,563
 128,700       Edison International, Inc.                 2,750,963
 31,500        Empresa Nacional de Electric ADR           2,071,125
 139,600       Niagara Mohawk Power*                      1,413,450
 57,700        Public Service Company of New Mexico       1,154,000
 92,800        Texas Utilities Co.                        3,758,400
 156,300       Unicom Corp.                               3,692,588
--------------------------------------------------------------------
                                                         18,417,089
--------------------------------------------------------------------
Electrical Equipment Manufacturer--2.9%
 112,200       General Electric Co.                      11,556,600
--------------------------------------------------------------------
Financial Services--0.7%
 53,300        Providian Corp.                            2,871,538
--------------------------------------------------------------------
Food Producers--0.5%
 10,600        CPC International, Inc.                      814,875
 16,400        Ralston Purina Co.                         1,289,450
--------------------------------------------------------------------
                                                          2,104,325
--------------------------------------------------------------------
Forest Products--2.6%
 78,600        Avery Dennison Corp.                       2,878,725
 32,000        Champion International Corp.               1,340,000
 32,600        Georgia Pacific Corp.                      2,400,175
 26,000        International Paper Co.                    1,062,750
 19,700        Mead Corp.                                 1,108,125
 30,700        Weyerhaeuser Co.                           1,396,850
--------------------------------------------------------------------
                                                         10,186,625
--------------------------------------------------------------------
Funeral Services--0.2%
 29,600        Service Corp. International                  858,400
--------------------------------------------------------------------
Gas Distribution & Pipeline--1.2%
 55,600        Columbia Gas Systems, Inc.                 3,620,950
 22,900        Panenergy Corp.                            1,056,263
--------------------------------------------------------------------
                                                          4,677,213
--------------------------------------------------------------------
Health Suppliers/Services--1.3%
 73,200        Johnson & Johnson                          4,218,150
 15,800        Medtronic Inc.                             1,082,300
--------------------------------------------------------------------
                                                          5,300,450
--------------------------------------------------------------------
Healthcare Management--0.8%
 55,800        Columbia HCA Healthcare                    2,204,100
 38,300        Manor Care, Inc.                             976,650
--------------------------------------------------------------------
                                                          3,180,750
--------------------------------------------------------------------
Information Management--0.7%
 114,100       Dun & Bradstreet Corp.                     2,738,400
--------------------------------------------------------------------
Insurance Brokers & Other Insurance--0.3%
 24,600        Exel Insurance Ltd.                        1,042,425
--------------------------------------------------------------------
Insurance-Life--2.6%
 29,100        American General Corp.                     1,160,363
 18,700        Cigna Corp.                                2,835,388
 122,933       Travelers Group,  Inc.                     6,438,616
--------------------------------------------------------------------
                                                         10,434,367
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Select Equity Fund (continued)
January 31, 1997


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Insurance-Property and Casualty--2.2%
 25,956        Allstate Corp.                         $   1,706,607
 36,850        American International Group, Inc.         4,463,456
 68,500        Safeco Corp.                               2,603,000
--------------------------------------------------------------------
                                                          8,773,063
--------------------------------------------------------------------
Integrated Oil--11.1%
 22,100        Amoco Corp.                                1,922,700
 51,800        Atlantic Richfield Co.                     6,850,550
 84,300        Exxon Corp.                                8,735,574
 46,800        Kerr McGee Corp.                           3,217,500
 17,200        Mobil Corp.                                2,257,500
 52,000        Norsk Hydro ADR                            2,925,000
 32,000        Phillips Petroleum Co.                     1,412,000
 26,600        Royal Dutch Petroleum ADR                  4,615,100
 75,700        Texaco, Inc.                               8,014,738
 97,300        Unocal Corp.                               4,098,763
--------------------------------------------------------------------
                                                         44,049,425
--------------------------------------------------------------------
Investment Brokers & Managers--2.7%
 52,500        Merrill Lynch Co.                          4,423,125
 38,300        Morgan Stanley Group, Inc.                 2,187,888
 76,900        Salomon, Inc.                              4,248,725
--------------------------------------------------------------------
                                                         10,859,738
--------------------------------------------------------------------
Local Phone Companies--2.3%
 53,600        Ameritech Corp.                            3,202,600
 67,100        GTE Corp.                                  3,153,700
 104,900       Worldcom, Inc.*                            2,635,613
--------------------------------------------------------------------
                                                          8,991,913
--------------------------------------------------------------------
Machinery and Equipment--0.6%
 20,100        Dover Corp.                                  994,950
 29,300        Ingersoll-Rand Co.                         1,336,813
--------------------------------------------------------------------
                                                          2,331,763
--------------------------------------------------------------------
Media/Entertainment--1.4%
 41,400        King World Productions, Inc.*              1,619,775
 54,942        Walt Disney Co.                            4,024,502
--------------------------------------------------------------------
                                                          5,644,277
--------------------------------------------------------------------
Nonferrous Metals--1.3%
 15,900        Phelps Dodge Corp.                         1,111,013
 72,800        Tyco International Ltd.                    4,158,700
--------------------------------------------------------------------
                                                          5,269,713
--------------------------------------------------------------------
Office & Business Equipment--0.5%
 36,400        Xerox Corp.                                2,133,950
--------------------------------------------------------------------
Oil & Gas Exploration--0.4%
 31,100        Burlington Resources, Inc.                 1,547,225
--------------------------------------------------------------------
Pharmaceuticals--6.7%
 51,100        Abbott Labs                                2,778,563
 53,100        Bristol Myers Squibb                       6,743,700
 18,600        Eli Lilly & Co.                            1,620,525
 82,100        Merck & Co.                                7,450,575
 23,600        Pfizer, Inc.                               2,191,850
 31,700        Pharmacia & Upjohn, Inc.                   1,180,825
 47,600        Schering Plough Corp.                      3,599,750
 13,800        Warner Lambert Co.                         1,110,900
--------------------------------------------------------------------
                                                         26,676,688
--------------------------------------------------------------------
Recreational Products--0.2%
 29,407        Mattel, Inc.                                 827,072
--------------------------------------------------------------------
Restaurants & Hotels--1.0%
 14,000        HFS, Inc.*                                   980,000
 23,000        ITT Corp.*                                 1,313,875
 40,200        McDonalds Corp.                            1,829,100
--------------------------------------------------------------------
                                                          4,122,975
--------------------------------------------------------------------
Retail--0.7%
 34,100        Home Depot, Inc.                           1,687,950
 29,900        TJX Companies, Inc.                        1,188,525
--------------------------------------------------------------------
                                                          2,876,475
--------------------------------------------------------------------
Retail-Specialty--1.2%
 48,200        Gap, Inc.                                  1,385,750
 49,600        Nike,  Inc.                                3,366,600
--------------------------------------------------------------------
                                                          4,752,350
--------------------------------------------------------------------
Semiconductors & Electronics--2.8%
 67,800        Intel Corp.                               11,000,550
--------------------------------------------------------------------
Software--2.7%
 33,350        Computer Associates International,
               Inc.                                       1,513,256
 79,900        Microsoft Corp.*                           8,149,800
 24,600        Oracle Corp.*                                956,325
--------------------------------------------------------------------
                                                         10,619,381
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)
Supermarkets--0.9%
 63,300        Great A&P Tea Co., Inc.                $   1,978,125
 31,200        Safeway, Inc.*                             1,489,800
--------------------------------------------------------------------
                                                          3,467,925
--------------------------------------------------------------------
Technical Services--0.4%
 22,800        3Com Corp.*                                1,530,450
--------------------------------------------------------------------
Technology Capital Goods--0.7%
 18,800        Applied Materials, Inc.*                     928,250
 22,000        Harris Corp.                               1,674,750
--------------------------------------------------------------------
                                                          2,603,000
--------------------------------------------------------------------
Telecommunications--0.2%
 17,000        Tellabs, Inc.*                               700,188
--------------------------------------------------------------------
Textiles--1.1%
 22,500        Liz Claiborne, Inc.                          947,813
 33,200        Sara Lee Corp.                             1,311,400
 30,800        VF Corp.                                   2,048,200
--------------------------------------------------------------------
                                                          4,307,413
--------------------------------------------------------------------
Tire & Other Related Rubber Products--0.8%
 36,800        BF Goodrich Co.                            1,508,800
 29,800        Goodyear Tire & Rubber Co.                 1,624,100
--------------------------------------------------------------------
                                                          3,132,900
--------------------------------------------------------------------
Tobacco--1.7%
 55,600        Philip Morris Companies, Inc.              6,609,450
--------------------------------------------------------------------
Total Common Stocks
   (Cost $294,916,122)                                $ 385,205,653
====================================================================
Rights--0.9%
Insurance--0.2%
 9,400         MBIA, Inc.,* exp. 12/12/01             $     903,575
--------------------------------------------------------------------
Insurance-Life--0.4%
 36,400        Protective Life Corp.*, exp. 07/13/97      1,442,350
--------------------------------------------------------------------
Specialty Finance--0.3%
 19,100        Beneficial Corp.,* exp. 11/23/97           1,284,475
--------------------------------------------------------------------
Total Rights
   (Cost $2,826,759)                                  $   3,630,400
--------------------------------------------------------------------

Principal
Amount       Description                                     Value
====================================================================
U.S. Treasury Obligations--0.2%
$   841,000  U.S. Treasury Bill
             5.08%, 05/29/97/(b)/                     $     827,118
--------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $827,118)                                    $     827,118
--------------------------------------------------------------------
Repurchase Agreement--0.9%
$ 3,600,000  Joint Repurchase Agreement Account
             5.63%, 02/03/97                          $   3,600,000
--------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $3,600,000)                                  $   3,600,000
--------------------------------------------------------------------
Total Investments
   (Cost $302,169,999)/(a)/                           $ 393,263,171
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $  94,373,749
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,489,045)
--------------------------------------------------------------------
   Net unrealized gain                                $  90,884,704
====================================================================


Futures Contracts open at January 31, 1997 are as follows:

                          Number of
                          Contracts     Settlement    Unrealized
Type                      Long/(c)/     Month         Gain
------------------------- ------------- ------------ ----------------
S&P 500 Stock Index            7        March 1997    $91,800


*  Non-income producing security.

/(a)/The aggregate cost for federal income tax purposes is $302,378,467.

/(b)/Portion of this security is being segregated as collateral for futures contracts.

/(c)/Each S&P 500 Stock Index represents $50,000 in notional par value. The total net notional amount and net market value at risk are $350,000 and $2,756,250, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund

--------------------------------------------------------------------------------
Objective and Investment Approach

        The Goldman Sachs Growth and Income Fund seeks long-term growth of capital and growth of income primarily through investments in a diversified portfolio of common stocks and other equity securities. The fund is managed with a value style, which means we focus on companies whose stocks we believe are inexpensive relative to their expected long-term earnings growth and their ability to pay dividends. Investments may include well-known companies that are temporarily out of favor due to cyclical economic conditions or are experiencing near-term difficulties the portfolio managers judge to be temporary in nature. In-depth fundamental research of a company's financial structure, its competitive position in the market and its management's commitment to increasing shareholder value are all critical parts of the fund's investment approach. Though we are not sector investors, we closely monitor the fund's sector and industry exposures compared with the benchmark in an effort to avoid unintentional over- or underweightings.

Performance Review: The Fund Outperformed the Index...


------------------------------------- ----------------- -----------
                                         Fund Total
                                           Return        S&P 500
                                       (based on net      Total
                                        asset value)      Return
                                        -----------       ------
Class A  (1/31/96 - 1/31/97)*              28.42%         26.25%
Class B  (5/1/96 - 1/31/97)*               22.23%         22.18%
Institutional (6/3/96 - 1/31/97)*          20.77%         19.11%
Service (3/6/96 - 1/31/97)*                23.87%         22.20%
------------------------------------- ----------------- -----------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inceptions through the end of the period.

        The U.S. stock market continued to soar during the period under review, adding to the impressive performance recorded during the prior year. Most of the market's gains occurred during the latter half of the period, when equities rebounded strongly following a sharp correction in July.

        We are pleased to report that all of the fund's share classes outperformed the S&P 500 stock index during the past fiscal year. Most notably, its Class A shares returned 28.42% (at net asset value) versus 26.25% for the index. During the period, the fund increased its regular quarterly dividend.

 ...And Fared Very Well Relative to Its Peers

        We are proud to announce that for the three-year period ended January 31, 1997, the fund's Class A shares were rated "five stars" (out of 1,858 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency. The "five star" designation is Morningstar's highest rating for historical risk-adjusted performance, and is given to mutual funds that Morningstar determines to be in the top 10% of their category.1

         In addition, the fund's Class A shares ranked within the top 10% of the Lipper growth and income category (53rd of 533) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Class B, Institutional and Service shares

-------------------------

1 Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. For the one-year period, the Class A shares received four stars and was rated among 2,990 domestic equity funds. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B, Institutional and Service shares have not been rated. Class B, Institutional and Service shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
were not ranked because they did not exist during the full year.)

Financial, Technology and Energy Stocks Were Among the Fund's Best Performers

        The fund's outperformance came from successful stock selection in a wide range of industries, led by finance, its largest sector weighting at 18.0%. Technology and energy investments also did well. In addition, the fund benefited significantly from our decision to limit its exposure in the media and communication sector. Our concerns regarding increased competition between the local exchange and long-distance companies and high valuations in the sector proved to be on target.

        In the financial sector, top performers were BankAmerica Corp. and NationsBank Corp., the country's third and fourth largest banks, respectively. BankAmerica Corp. increased its focus on aggressive capital management, which resulted in its exiting unprofitable businesses and buying back some of its stock. NationsBank Corp. acquired Bank South Corp. and Boatmen's Bancshares, Inc., and investors began to realize the benefits of its cost structure due to its acquisitions over the past few years.

        Technology holdings that performed well included Intel Corp., the dominant microprocessor manufacturer, which was purchased when the sector was depressed due to concerns that the personal computer upgrade cycle had slowed. Intel quickly rebounded when investors recognized the advantages of its dominant market position, and we subsequently sold the stock when it reached our target price. We saw solid gains from Avnet, Inc., the second largest distributor of semiconductors and other electronic components, which we viewed as an inexpensive opportunity to participate in the growth of the technology sector.

        The fund was also well served by a number of its energy-related investments. Tosco Corp., an oil refiner and distributor, more than doubled in price as it continued to consolidate its market position through an ambitious acquisition strategy, and Texaco Inc. benefited from higher petroleum prices and a restructuring program that meaningfully improved profits.

        In addition, several holdings appreciated due to special situations. Our confidence in Long Island Lighting Co., a New York-based utility, which had been shunned by many other investors, was handsomely rewarded when the stock soared after Brooklyn Union Gas Co. made an attractive bid for the company in January. The fund also benefited when McDonnell Douglas Corp., one of our long-term positions, was acquired by Boeing Co. at a very favorable price. Sunbeam Corp., a leading consumer products company, met with an enthusiastic investor response to the aggressive restructuring program initiated by its new CEO.

Paper and Chemical Stocks Were Weak

        Disappointing performers included three companies impacted by overcapacity in their respective industries: Georgia-Pacific Corp. and Stone Container Corp., both manufacturers of paper products, and Geon Corp., a manufacturer of polyvinyl chloride. We continue to have confidence in these companies and expect their prospects to improve over time.

Additional Investments in a Variety of Sectors

        During the period, we added a number of new holdings. These included Dean Witter, Discover & Co., which we viewed as undervalued based on the potential of its broker-dealer/asset management business and its large Discover credit card business. In February 1997, Dean Witter, Discover & Co. announced its intention to merge with investment bank Morgan Stanley. We also invested in Unicom Corp., an electric utility that operates 12 nuclear units at six sites. Unicom generates excess capital and, unlike many other electric utilities, has no utility power purchase problems. We established a position after its stock price declined due to a mandated increase in spending on operations and maintenance, an issue that management believes will not impair the company's long-

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund (continued)

--------------------------------------------------------------------------------

term prospects. Also notable was our decision to increase the fund's position in Tenet Healthcare Corp., a long-term holding, based on its prospects for improved efficiencies resulting from the integration of its acquisition of OrNda Healthcorp., a for-profit hospital chain.

Sales Included Several Financial and Technology Positions

           We sold several stocks after they appreciated and reached our price targets. These included Anheuser-Busch Co., Inc., the world's largest brewer, which reported strong earnings; Greenpoint Financial Corp., which benefited from increased investor appreciation of the value of its "no-documentation--low-documentation" mortgage franchise; and technology holdings Compaq Computer Corp. and Intel Corp.


--------------------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                      Percentage
                                                     of Total Net

 Company                       Line of Business         Assets
 Aetna Inc.                    Healthcare Service        3.3%
                                 Provider
 Tenet Healthcare Corp.        Hospitals                 3.3%
 Lear Corp.                    Autoparts/Original        3.0%
                                 Equipment
 Cigna Corp.                   Insurance                 2.9%
 Brunswick Corp.               Pleasure                  2.9%
                                 Boats/Marine
                                 Engines
 Dean Witter, Discover & Co.   Financial Services        2.8%
 Goodyear Tire & Rubber Co.    Tire and Rubber           2.8%
                                 Products
 Philip Morris Companies,      Tobacco and Food          2.7%
   Inc.                          Products
 Avnet, Inc.                   Electronic                2.7%
                                 Components
                                 Distributor
 BankAmerica Corp.             Commercial Bank           2.6%

--------------------------------------------------------------------

Outlook

           As we enter the seventh year of a bull market for U.S. equities, we view the market as moderately overvalued and therefore unlikely to match the strong return it achieved in 1996. In this environment, it is particularly noteworthy that the fund's holdings continue to be attractively valued even after last year's rally. Our focus on undervalued stocks and extensive fundamental research will continue to be extremely important in the more challenging market we anticipate ahead.


/s/ Ronald E. Gutfleish                                /s/ G. Lee Anderson
------------------------                               -------------------------
Ronald E. Gutfleish                                    G. Lee Anderson
Senior Portfolio Manager,                              Portfolio Manager,
U.S. Active Equity Value                               U.S. Active Equity Value



                                /s/ Eileen A. Aptman
                                --------------------
                                Eileen A. Aptman
                                Portfolio Manager,
                                U.S. Active Equity Value

March 3, 1997

-------------------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                             Class A

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc      GS Growth & Inc
               Class A              Class A
           (w/sales charge)     (no sales charge)     S&P 500
           ----------------     -----------------     -------
2/5/93         $ 9,450              $10,000           $10,000
1/31/94         10,686               11,308            11,073
1/31/95         11,110               11,757            11,132
1/31/96         14,716               15,573            15,436
1/31/97         18,911               20,012            19,501
                             Class B

                    [LINE GRAPH APPEARS HERE]

            GS Growth & Inc        GS Growth & Inc
               Class B                Class B
           (no redemp charge)     (w/redemp charge)    S&P 500
           ------------------     -----------------    -------
5/1/96        $10,000                $10,000           $10,000
1/31/97        12,223                 11,723            12,218

              Institutional

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
         Institutional Class     S&P 500
         -------------------     -------
6/3/96        $10,000            $10,000
1/31/97        12,077             11,911

                 Service

        [LINE GRAPH APPEARS HERE]

           GS Growth & Inc
            Service Class     S&P 500
           ---------------    -------
3/6/96        $10,000         $10,000
1/31/97        12,387          12,220

                                    --------------------------------------------
                                              Average Annual Total Return
                                    --------------------------------------------
                                          One Year         Since Inception /(a)/
--------------------------------------------------------------------------------
Class A, no sales charge                   28.42%                  18.98%
--------------------------------------------------------------------------------
Class A, w/sales charge                    21.39%                  17.31%
--------------------------------------------------------------------------------
Class B, no redemption charge               N/A                    22.23% /(b)/
--------------------------------------------------------------------------------
Class B, w/redemption charge                N/A                    17.23% /(b)/
--------------------------------------------------------------------------------
Institutional Class                         N/A                    20.77% /(b)/
--------------------------------------------------------------------------------
Service Class                               N/A                    23.87% /(b)/
--------------------------------------------------------------------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on
      February 5, 1993, May 1, 1996, June 3, 1996 and March 6, 1996,
      respectively.

/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------
Goldman Sachs Growth and Income Fund
January 31, 1997


-------------------------------------------------------------------

Shares           Description                                  Value
===================================================================
Common Stocks--93.2%

Airlines--3.2%
 96,100        AMR Corp.*                             $   7,736,050
 463,600       Continental Airlines, Inc.*               12,980,800
-------------------------------------------------------------------
                                                         20,716,850
-------------------------------------------------------------------
Appliance Manufacturer--1.9%
 440,900       Sunbeam Corp.                             12,234,975
-------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.0%
 512,800       Lear Corp.*                               19,165,900
-------------------------------------------------------------------
Auto/Vehicle--2.0%
 394,800       Ford Motor Co.                            12,682,950
-------------------------------------------------------------------
Banks--8.3%
 146,600       BankAmerica Corp.                         16,364,225
 64,900        Chase Manhattan Corp.                      6,003,250
 117,800       Fleet Financial Group Inc.                 6,361,200
 146,900       NationsBank Corp.                         15,865,200
 96,500        Republic of New York Corp.                 8,552,313
-------------------------------------------------------------------
                                                         53,146,188
-------------------------------------------------------------------
Chemicals-Commodity--2.0%
 439,800       Geon Co.                                   8,246,250
 97,400        Union Carbide Corp.                        4,419,525
-------------------------------------------------------------------
                                                         12,665,775
-------------------------------------------------------------------
Defense--3.4%
 225,100       McDonnell Douglas Corp.                   15,137,975
 79,800        Northrop Grumman Corp.                     6,234,375
 6,300         Thiokol Corp.                                352,800
-------------------------------------------------------------------
                                                         21,725,150
-------------------------------------------------------------------
Department Stores--1.6%
 207,700       Sears Roebuck & Co.                        9,969,600
-------------------------------------------------------------------
Electric Utilities--5.1%
 95,100        CMS Energy Corp.                           3,185,850
 641,400       Long Island Lighting Co.                  14,591,850
 632,300       Unicom Corp.                              14,938,088
-------------------------------------------------------------------
                                                         32,715,788
-------------------------------------------------------------------
Food--2.8%
 582,200       Chiquita Brands International, Inc.        8,514,675
 58,400        Unilever Inc.                              9,606,800
-------------------------------------------------------------------
                                                         18,121,475
-------------------------------------------------------------------
Forest Products--1.9%
 161,500       Georgia Pacific Corp.                     11,890,438
-------------------------------------------------------------------
Health Suppliers/Services--2.0%
 280,800       Baxter International, Inc.                12,951,900
-------------------------------------------------------------------
Healthcare Management--6.6%
 266,400       Aetna Inc.                                21,045,600
 768,500       Tenet Healthcare Corp.*                   20,749,500
-------------------------------------------------------------------
                                                         41,795,100
-------------------------------------------------------------------
Home Builders--3.1%
 232,800       Centex Corp.                               9,079,200
 388,500       Lennar Corp.                              10,343,813
-------------------------------------------------------------------
                                                         19,423,013
-------------------------------------------------------------------
Insurance-Life--4.3%
 123,600       Cigna Corp.                               18,740,850
 166,200       Lincoln National Corp.                     8,912,475
-------------------------------------------------------------------
                                                         27,653,325
-------------------------------------------------------------------
Insurance-Property & Casualty--1.4%
 16,100        Integon Corp.                                223,388
 237,600       Partner Re Holding Ltd.                    8,434,800
-------------------------------------------------------------------
                                                          8,658,188
-------------------------------------------------------------------
Integrated Oil--4.8%
 121,400       Atlantic Richfield Co.                    16,055,150
 138,900       Texaco, Inc.                              14,706,038
-------------------------------------------------------------------
                                                         30,761,188
-------------------------------------------------------------------
Logistics/Rails--1.8%
 415,700       Canadian Pacific Ltd.                     11,275,863
-------------------------------------------------------------------
Logistics/Trucking--2.0%
 512,100       Consolidated Freightways, Inc.            12,994,538
-------------------------------------------------------------------
Oil Refining & Marketing--3.6%
 187,700       Ashland Inc.                               8,094,563
 166,800       Tosco Corp.                               14,761,800
-------------------------------------------------------------------
                                                         22,856,363
-------------------------------------------------------------------
Packaging--2.5%
 661,600       Owens Illinois Corp.*                     15,713,000
-------------------------------------------------------------------
Recreational Products--2.9%
 724,800       Brunswick Corp.                           18,210,600
-------------------------------------------------------------------
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------



-------------------------------------------------------------------

Shares           Description                                  Value
-------------------------------------------------------------------
Common Stocks (continued)
Security and Commodity Brokers, Dealers and Services--1.0%
 195,900       Lehman Brothers Holdings, Inc.         $   6,195,338
-------------------------------------------------------------------
Semiconductors & Electronics--2.7%
 275,100       Avnet, Inc.                               17,021,813
-------------------------------------------------------------------
Software--1.1%
 214,300       Autodesk, Inc.                             6,777,238
-------------------------------------------------------------------
Specialty Finance--2.8%
 470,200       Dean Witter Discover & Co.                17,926,375
-------------------------------------------------------------------
Steel--1.6%
 251,600       AK Steel Holding Corp.                    10,126,900
-------------------------------------------------------------------
Supermarkets--3.4%
 726,500       Fleming Companies, Inc.                   11,714,813
 316,700       Supervalu, Inc.                            9,778,113
-------------------------------------------------------------------
                                                         21,492,926
-------------------------------------------------------------------
Textiles--2.4%
 374,400       Fruit of The Loom, Inc.*                  15,022,800
-------------------------------------------------------------------
Tire & Other Related Rubber Products--2.8%
 320,900       Goodyear Tire & Rubber Co.                17,489,050
-------------------------------------------------------------------
Tobacco--5.2%
 63,700        Loews Corp.                                6,298,338
 144,700       Philip Morris Companies, Inc.             17,201,204
 187,480       RJR Nabisco, Inc.                          6,139,970
 115,600       Universal Corp.                            3,583,600
-------------------------------------------------------------------
                                                         33,223,112
-------------------------------------------------------------------
Total Common Stocks
   (Cost $465,569,279)                                $ 592,603,719
===================================================================
Preferred Stocks--0.6%
Food--0.3%
 44,600        Chiquita Brands International, Inc.
               Convertible, 5.75%                     $   2,073,900
-------------------------------------------------------------------
Tobacco--0.3%
 287,100       RJR Nabisco, Inc., Class C 9.25%           1,902,038
-------------------------------------------------------------------
Total Preferred Stocks
   (Cost $3,843,410)                                  $   3,975,938
===================================================================
Rights--2.0%
Forest Products--1.2%
 579,100       Stone Container Corp.,* exp.
               08/08/98                               $   7,817,850
-------------------------------------------------------------------
Technology Capital Goods--0.8%
 166,300       Teradyne, Inc.,* exp. 03/26/00             5,134,513
-------------------------------------------------------------------
Total Rights
   (Cost $13,294,493)                                 $  12,952,363
===================================================================
Repurchase Agreements--4.2%
-------------------------------------------------------------------
$ 26,800,000  Joint Repurchase Agreement Account
              5.63%, 02/03/97                         $  26,800,000
-------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $26,800,000)                                 $  26,800,000
===================================================================


Contracts         Description                              Value
===================================================================
Options*--0.4%
 1,340         S & P 500 Index Put, Strike 750
               exp. 06/97                             $   2,244,500
 1,439         S & P 500 Index Put, Strike 700
               exp. 03/97                                   377,738
-------------------------------------------------------------------
Total Options
   (Cost $4,105,525)                                  $   2,622,238
===================================================================
Total Investments
   (Cost $513,612,707)/(a)/                           $ 638,954,258
===================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in which
      value exceeds cost                               $136,933,045
   Gross unrealized loss for investments in which
      cost exceeds value                                (11,607,531)
-------------------------------------------------------------------
 Net unrealized gain                                   $125,325,514
===================================================================

*    Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $513,628,744. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

    The Goldman Sachs Capital Growth Fund seeks long-term growth of capital primarily through investments in a portfolio of large-capitalization stocks. We use extensive fundamental research to identify companies in a diversified range of industries that we believe offer attractive growth potential at a reasonable price.

    The fund's investment management team believes that wealth is created through the long-term ownership of growing businesses. As such, we view each stock purchase as if we were buying the entire business. To implement this investment strategy, we focus on growing companies with characteristics such as strong brand franchises, dominant market share, recurring revenue, product pricing flexibility, long product life cycles, high returns on invested capital, high profit margins, strong free cash flow, excellent management and favorable long-term prospects. Finally, we will buy a stock meeting our rigorous criteria only if it trades at a reasonable discount to the company's intrinsic value.

Performance Review:  Fund Achieved Strong Results

--------------------------------------------------------------------
                                     Fund Total Return    S&P 500
                                       (based on net       Total
                                        asset value)       Return
                                        -----------        ------
 Class A  (1/31/96 - 1/31/97)*             25.97%          26.25%
 Class B  (5/1/96 - 1/31/97)*              19.39%          22.18%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

    During the 12-month period ended January 31, 1997, the fund's Class A shares achieved a total return of approximately 26%, in line with the S&P 500 stock index, reflecting the robust equity market, particularly during the second half of the period. The fund's Class B shares also achieved strong absolute results; however, a partial year of only nine months is obviously too short a time frame to meaningfully measure long-term performance.

    We are pleased to report that for the five-year period ended January
31, 1997, the fund's Class A shares were rated "four stars" (out of 1,072 domestic equity funds) by Morningstar, Inc., an independent mutual fund rating agency./1/ In addition, the fund's Class A shares fared well versus its peers in the Lipper growth fund category, placing in the top third (187th out of 685) for the 12-month period and in the top quartile (56th out of 263) for the five-year period, as of January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.)

Top Performers Included Financial, Technology and Defense Stocks

    The fund's best performers during the period came from a variety of sectors, particularly financial services (20.4% of the portfolio), technology (9.1%) and defense/aerospace (3.2%).

 .   Top performers in the financial sector included MBNA Corp. and First USA
Inc., the nation's third and fourth largest credit card issuers, respectively, which both reported better than expected earnings and loan growth. In

--------
/1/ Source: (C) 1997 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 1/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Class A shares received three stars for both the three- and one-year periods. The Class A shares were rated among 1,858 and 2,990 domestic equity funds for the three- and one-year periods, respectively. The Morningstar rating applies only to the fund's Class A shares; the fund's Class B shares have not been rated. Class B shares are subject to additional fees and expenses that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

addition, these companies benefited from continuing industry consolidation, with First USA performing particularly well after Banc One announced that it was acquiring the company. Two of the fund's commercial bank holdings, BankAmerica Corp. and NationsBank Corp., appreciated due to successful cost cutting, strong earnings growth and aggressive capital management, and PartnerRe Holding Ltd., a worldwide provider of catastrophe reinsurance, rose on strong earnings.

 .    Several of our technology holdings also performed well. During the first half of the period, we increased the fund's positions in Intel Corp., the dominant microprocessor manufacturer, and Compaq Computer Corp., the world's largest manufacturer of personal computers, when their prices slumped because of concerns regarding slowing computer sales. This strategy significantly contributed to the fund's performance when computer sales were stronger than expected. We subsequently sold Compaq Computer when it reached our target price but continue to hold Intel, which more than tripled in price during the period.

 .    Consolidation in the defense industry helped two of the fund's long-
standing investments in that sector. McDonnell Douglas Corp. climbed over 50% after the announcement of its proposed merger with Boeing Co., and Northrop Grumman Corp. was buoyed by its purchase of Westinghouse Electric Corp.'s defense electronics businesses.

Specific Paper, Airline and Insurance Stocks Lagged

     Not all of the fund's holdings fulfilled our expectations. For example, Georgia-Pacific Corp., a manufacturer of paper products, suffered from an industry oversupply and a consequent decline in paper and pulp prices; AMR Corp., the holding company of American Airlines, was impacted by concerns regarding competition from discount carriers; and Integon Corp., a provider of automobile insurance, experienced a higher than expected increase in claims and lower earnings.

New Additions in Consumer Product Companies and Pharmaceuticals

     During the period, we initiated several positions that reflect our new emphasis on large-capitalization stocks with world-class franchises and/or strong brand names. For example, we added Procter & Gamble Co., one of the strongest marketers in the U.S. with a stable of brand name products, many of which hold number one or number two positions in their respective markets. Over the past decade, the company has achieved steady growth in revenues and earnings, exactly the type of consistent operating history that we favor. Another recent investment was Coca-Cola Co., a world-class company with four of the five leading carbonated soft drinks -- Coca-Cola, Diet Coke, Sprite and Fanta. With 80% of its business coming from abroad, we expect Coca-Cola's long-term earnings growth to continue as it further penetrates the emerging markets of China, India, Latin America, Southeast Asia, Eastern Europe and Russia.

     Other new positions included pharmaceutical companies Bristol-Myers
Squibb Co., Johnson & Johnson Co. and Pfizer, Inc., which are attractive because of their strong new product flow, huge free cash flow, earnings growth and essentially net debt-free balance sheets. We believe these companies are positioned to be major beneficiaries as the baby boomers age and require more health-related products and services over the coming decades.

Sales Included Several Investments in Cyclical Industries

     During the period, we sold Kirby Corp. and Trinity Industries after we lost confidence in their managements' attempts to improve their competitive positions, and cyclical stocks such as Quanex Corp. and Harnischfeger Industries, Inc. after they were unable to improve their profitability in difficult industry conditions. In contrast, we sold the fund's long-held position in Millipore Corp., an industrial filter producer, after it reached our target price.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Top 10 Portfolio Holdings as of January 31, 1997

                                                        Percentage
                                                         of Total
 Company                       Line of Business         Net Assets
 First USA, Inc.               Financial Services          4.5%
 Intel Corp.                   Semiconductors and          4.3%
                                 Electronics
 NationsBank Corp.             Commercial Bank             3.4%
 Aetna Inc.                    Healthcare                  3.4%
                                 Management
 Texaco Inc.                   International               3.3%
                                 Integrated Oil
                                 Company
 BankAmerica Corp.             Commercial Bank             3.2%
 Tenet Healthcare Corp.        Hospitals                   3.0%
 Philip Morris Companies,      Tobacco and Food            3.0%
   Inc.                          Products
 Baxter International, Inc.    Medical Supplies            2.9%
 PartnerRe Ltd.                Insurance                   2.7%
--------------------------------------------------------------------

Outlook

           We believe that the global political and economic environments will continue to remain favorable for the financial markets. In our opinion, the outlook for the U.S. stock market is attractive, as we expect it to continue to benefit from low inflation, moderate growth and high levels of consumer confidence. In addition, we anticipate that the equity market will continue to be buoyed as baby boomers increase their savings and 401(k) investment plans grow. To enhance the fund's ability to benefit from the positive investing climate, we expect to continue to diversify the portfolio among industry sectors and increase its holdings of large-cap stocks, with the intention of both providing favorable long-term returns and reducing portfolio risk.

           We want to emphasize that investing is a marathon, not a sprint. Notwithstanding the excellent performance the fund has recently experienced, we have a long-term investment horizon. In a nutshell, we hope to be able to purchase great companies with attractive business characteristics and favorable long-term outlooks, and then patiently hold them for an extended period of time so that their growth compounds.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Senior Portfolio Manager,
U.S. Active Equity Growth


/s/ Robert G. Collins

Robert G. Collins
Portfolio Manager,

U.S. Active Equity Growth


/s/ Gregory H. Ekizian

Gregory H. Ekizian
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index ("S&P 500")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

                           GS Capital Growth    GS Capital Growth
                               Class A              Class A
                           (w/sales charge)     (no sales charge)    S&P 500
                           -----------------    -----------------    -------
4/20/90                         9,450                 10,000          10,000
1/31/91                         9,529                 10,084          10,552
1/31/92                        12,322                 13,040          12,946
1/31/93                        14,542                 15,388          14,316
1/31/94                        16,998                 17,987          16,160
1/31/95                        16,254                 17,200          16,246
1/31/96                        21,203                 22,437          22,528
1/31/97                        26,726                 28,282          28,460

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                              GS Capital Growth   GS Capital Growth
                                   Class B             Class B
                             (no redemp. charge)  (w/redemp. charge)  S&P 500
                             -------------------  ------------------  -------
5/1/96                            $10,000              $10,000        $10,000
1/31/97                            11,939               11,439         12,218

                                ----------------------------------------------
                                           Average Annual Total Return
                                ----------------------------------------------
                                  One Year     Five Year  Since Inception/(a)/
------------------------------------------------------------------------------
Class A, no sales charge           25.97%        16.73%        16.54%
------------------------------------------------------------------------------
Class A, w/sales charge            19.04%        15.42%        15.57%
------------------------------------------------------------------------------
Class B, no redemption charge       N/A           N/A          19.39%/(b)/
------------------------------------------------------------------------------
Class B, w/redemption charge        N/A           N/A          14.39%/(b)/
------------------------------------------------------------------------------

/(a)/Class A and Class B shares commenced operations on April 20, 1990 and
     May 1, 1996, respectively.
/(b)/An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Capital Growth Fund
January 31, 1997

--------------------------------------------------------------------


--------------------------------------------------------------------

Shares           Description                                   Value
====================================================================
Common Stocks--98.9%
Advertising & Marketing--1.8%
 888,900         Valassis Communications, Inc.*       $  16,333,538
--------------------------------------------------------------------
Airlines--1.5%
 176,500         AMR Corp.*                              14,208,250
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--1.6%
 391,900         Lear Corp.*                             14,647,262
--------------------------------------------------------------------
Banks--6.6%
 263,700         BankAmerica Corp.                       29,435,512
 291,500         NationsBank Corp.                       31,482,000
--------------------------------------------------------------------
                                                         60,917,512
--------------------------------------------------------------------
Beverages--2.1%
 155,100         Coca Cola Co.                            8,976,413
 293,800         Pepsico, Inc.                           10,246,275
--------------------------------------------------------------------
                                                         19,222,688
--------------------------------------------------------------------
Commercial Services--0.9%
 226,500         Ecolab Inc.                              8,380,500
--------------------------------------------------------------------
Communications Technology--1.7%
 290,860         Lucent Technologies, Inc.               15,779,155
--------------------------------------------------------------------
Construction/Environmental Services--2.0%
 497,500         WMX Technologies, Inc.                  18,220,938
--------------------------------------------------------------------
Consumer Staples--4.0%
 150,800         Avon Products Inc.                       9,462,700
 109,000         Gillette Co.                             8,883,500
 160,940         Procter & Gamble Co.                    18,588,570
--------------------------------------------------------------------
                                                         36,934,770
--------------------------------------------------------------------
Defense--3.2%
 226,800         McDonnell Douglas Corp.                 15,252,300
 187,500         Northrop Grumman Corp.                  14,648,438
--------------------------------------------------------------------
                                                         29,900,738
--------------------------------------------------------------------
Electric Utilities--1.6%
 669,400         Long Island Lighting Co.                15,228,850
--------------------------------------------------------------------
Electrical Equipment Manufacturer--1.0%
 89,400          General Electric Co.                     9,208,200
--------------------------------------------------------------------
Electronics & Semiconductors--1.5%
 219,700         Avnet Inc.                              13,593,937
--------------------------------------------------------------------
Food--1.8%
 186,500         Nabisco Holdings Corp.                   7,133,625
 160,480         William Wrigley Jr. Co.                  9,327,900
--------------------------------------------------------------------
                                                         16,461,525
--------------------------------------------------------------------
Forest Products--2.2%
 273,500         Georgia Pacific Corp.                   20,136,437
--------------------------------------------------------------------
Health Suppliers/Services--8.4%
 589,600         Baxter International, Inc.              27,195,300
 477,500         Fisher Scientific International, Inc.   20,950,312
 176,400         Johnson & Johnson                       10,165,050
 277,600         Perkin-Elmer Corp.                      19,397,300
--------------------------------------------------------------------
                                                         77,707,962
--------------------------------------------------------------------
Healthcare Management--8.5%
 395,760         Aetna Inc.                              31,265,040
 487,650         Columbia HCA Healthcare                 19,262,175
 1,021,400       Tenet Healthcare Corp.*                 27,577,800
--------------------------------------------------------------------
                                                         78,105,015
--------------------------------------------------------------------
Hotels & Restaurants--1.0%
 169,720         Marriott International, Inc.             9,016,375
--------------------------------------------------------------------
Information Management--1.9%
 241,000         First Data Corp.                         8,676,000
 135,670         Reuters Holdings Corp. ADR               8,665,921
--------------------------------------------------------------------
                                                         17,341,921
--------------------------------------------------------------------
Insurance-Property and Casualty--3.2%
 356,650         Integon Corp.                            4,948,519
 703,800         PartnerRe Holding Ltd.                  24,984,900
--------------------------------------------------------------------
                                                         29,933,419
--------------------------------------------------------------------
Integrated Oil--6.7%
 68,700          Amoco Corp.                              5,976,900
 52,700          Atlantic Richfield Co.                   6,969,575
 90,900          Mobil Corp.                             11,930,625
 41,200          Royal Dutch Petroleum ADR                7,148,200
 284,800         Texaco, Inc.                            30,153,200
--------------------------------------------------------------------
                                                         62,178,500
--------------------------------------------------------------------
Logistics/Rails--1.6%
 556,900         Canadian Pacific Ltd.                   15,105,912
--------------------------------------------------------------------


--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Shares           Description                                  Value
--------------------------------------------------------------------
Common Stocks (continued)
Media Content--4.6%
 166,200         Gaylord Entertainment Co.            $   4,258,875
 261,800         Knight Ridder, Inc.                     10,046,575
 530,700         Telecommunication Liberty
                 Media Group*                            10,083,300
 237,610         Time Warner Inc.                         9,147,985
 130,400         Walt Disney Co.                          9,551,800
--------------------------------------------------------------------
                                                         43,088,535
--------------------------------------------------------------------
Packaging--1.6%
 614,000         Owens Illinois Corp.*                   14,582,500
--------------------------------------------------------------------
Pharmaceuticals--2.3%
 90,500          Bristol Myers Squibb                    11,493,500
 104,300         Pfizer, Inc.                             9,686,863
--------------------------------------------------------------------
                                                         21,180,363
--------------------------------------------------------------------
Retail Trade--1.0%
 222,600         Walgreen Co.                             9,154,425
--------------------------------------------------------------------
Retail-Department Stores--2.1%
 658,400         Dillard Department Stores, Inc.         19,669,700
--------------------------------------------------------------------
Security and Commodity Brokers, Dealers and Services--2.0%
 571,000         Lehman Brothers Holdings, Inc.          18,057,875
--------------------------------------------------------------------
Semiconductors & Electronics--4.3%
 247,000         Intel Corp.                             40,075,750
--------------------------------------------------------------------
Specialty Finance & Agency--8.6%
 345,300         Federal National Mortgage Assn.         13,639,350
 828,200         First USA, Inc.                         41,927,625
 683,925         MBNA Corp.                              23,595,413
--------------------------------------------------------------------
                                                         79,162,388
--------------------------------------------------------------------
Specialty Retail--1.0%
 311,900         Service Corp. International              9,045,100
--------------------------------------------------------------------
Technology Capital Goods--1.5%
 286,400         Applied Materials Inc.*                 14,141,000
--------------------------------------------------------------------
Tire & Other Related Rubber Products--2.1%
 362,400         Goodyear Tire & Rubber Co.              19,750,800
--------------------------------------------------------------------
Tobacco--3.0%
 229,400         Philip Morris Companies, Inc.           27,269,925
--------------------------------------------------------------------
Total Common Stocks
   (Cost $661,066,240)                                $ 913,741,765
--------------------------------------------------------------------
--------------------------------------------------------------------
 Principal
 Amount        Description                                     Value
====================================================================
 Repurchase Agreement--2.0%
 $18,300,000   Joint Repurchase Agreement Account
               5.63%, 02/03/97                        $  18,300,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $18,300,000)                                 $  18,300,000
--------------------------------------------------------------------
Total Investments
   (Cost $679,366,240)(a)                             $ 932,041,765
--------------------------------------------------------------------
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $ 255,377,138
   Gross unrealized loss for investments in
      which cost exceeds value                           (3,163,091)
--------------------------------------------------------------------
   Net unrealized gain                                $ 252,214,047
====================================================================

 *  Non-income producing security.
(a) The aggregate cost for federal income tax purposes is $679,827,718.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
----------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund

----------------------------------------------------------------------

Objective and Investment Approach

           The Goldman Sachs Small Cap Equity Fund's objective is long-term capital appreciation, primarily through investments in equity securities of U.S. companies with market capitalizations of $1 billion or less. The fund is managed using a "business value" approach to investing, which means we look for attractive companies with high or improving returns on capital that we believe can achieve solid, sustainable growth, as well as generate free cash after investing for future growth. This approach differs markedly from many emerging growth small-cap funds that invest in companies with high price-to-earnings multiples solely on the basis of rapid, but frequently unsustainable, growth rates. Using our own rigorous fundamental research, which includes meeting with a company's management and examining a company's competitors, customers and suppliers, we build the fund's portfolio one stock at a time.

Performance Review:  Class A Shares Outperformed the Benchmark and the S&P 500


--------------------------------------------------------------------
                                    Fund Total Return    Russell
                                      (based on net    2000 Total
                                       asset value)       Return
                                       -----------        ------
 Class A  (1/31/96 - 1/31/97)*            27.28%          18.95%
 Class B  (5/1/96 - 1/31/97)*              5.39%           7.32%
--------------------------------------------------------------------

* Class A and B share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B shares is a cumulative total return (not annualized) from their inception through the end of the period.

        During the period under review, small-cap stocks achieved strong returns but still underperformed large-cap stocks. Small-caps began the period on a strong note, outpacing large-caps from February through May, then gave up their early lead during June and July when the market experienced a sharp correction. While both large-cap and small-cap stocks sold off, small-caps were particularly hard hit. During the latter half of the period, the market surged to record highs, but small-caps trailed their larger peers as investors rushed to participate in the rising market, but hedged their bets by sticking with the largest, most liquid stocks.

        Despite the small-cap sector's waning momentum, we are pleased to report that the fund's Class A shares returned 27.28% (at net asset value), outperforming both its benchmark, the Russell 2000 index (18.95%), and the large-cap S&P 500 stock index (26.25%). In addition, the fund's Class A shares placed in the top third of the Lipper small-company growth fund category (ranking 129th out of 394) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B shares.) The fund's Class B shares also achieved positive returns, but did not fare as well because their inception coincided with the start of a more difficult market environment for small-cap stocks.

        The fund's performance was especially strong during the first half of the period, when a number of its long-held investments performed well. These positions included some companies that had experienced temporary difficulties and rebounded on improving fundamentals, as well as companies that had been relatively undiscovered and garnered increased investor awareness due to continued strong earnings gains. The fund also performed better than the broader market during the summer correction, when expensive, momentum-type stocks were hit harder than those with inexpensive valuations, which the fund typically emphasizes. In contrast, during the second half of the period, stocks with momentum characteristics rebounded, while the types of stocks that the fund stresses did not perform as strongly. In addition, the fund experienced price corrections in several holdings due to earnings volatility.

        The fund's top performers during the period came from a wide variety of industries, with Black Box Corp. and Morningstar Group, Inc. contributing significantly to overall results. Black Box Corp., a catalog marketer of

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
communications and networking products, was the fund's largest holding in the beginning of the period and climbed substantially as it continued to achieve record revenues and profits due to successful direct marketing efforts and new product introductions. The position in Black Box was then sold after it reached our target price. Morningstar Group, Inc., a manufacturer of specialty foods, was the fund's eighth largest holding at the start of the period and nearly tripled in price when it consolidated its market position through internal growth, new product introductions and several attractive acquisitions. The fund has held Morningstar Group for over four years; it is a good example of our willingness to hold strong businesses until the market recognizes their true value.

        Other strong performers included American Safety Razor Co., the leading U.S. manufacturer of private-brand and value-priced shaving blades, which benefited from internal profit enhancement efforts and particularly strong sales of its branded and private-label shaving and personal care products; Movado Group, Inc., the owner of the Movado, Concord and Esquire watch brands, which rebounded due to significant sales growth, new licensing agreements and increased analyst coverage; J. Baker, Inc., a diversified retailer of footwear and apparel, which announced its intention to sell its shoe division in order to focus its resources on its successful "Casual Male Big & Tall" stores; and Nimbus CD International, Inc., a CD and CD-ROM manufacturer that we sold after it rose sharply due to high investor expectations of future DVD (digital video disk) demand. Finally, several financial holdings performed well, such as Horace Mann Educators Co., a provider of property, casualty and life insurance for the educator market, and Terra Nova Bermuda Holdings, a worldwide provider of property casualty insurance and reinsurance.

        Not all of the fund's holdings fulfilled our expectations. Several stocks were hurt by disappointing earnings, although we continue to believe in their long-term prospects. For example, Landstar System, Inc. experienced weakness when the restructuring of its trucking operations from a fixed cost to a variable cost business took longer than expected. In addition, Central Maine Power Co. was impacted by uncertainty in the regulatory environment, and Alpine Lace Brands, Inc., a developer and marketer of cheese products, declined due to an increase in commodity cheese prices. We took advantage of lower prices and increased the fund's positions in all three stocks. In contrast, we liquidated two other underperformers, Musicland Stores Corp. and Levitz Furniture Inc., because their fundamental businesses continued to deteriorate.

Recent Additions

        During the period, we initiated a number of positions that have already contributed to performance. These included Linens 'N Things, Inc., a retailer of home accessories, which was attractively valued versus its key competitor, Bed, Bath and Beyond, and has significant store expansion and margin improvement potential, and Sun Healthcare Group, Inc., a well-managed owner/operator of nursing homes with attractive long-term growth potential. Though Sun Healthcare Group has been temporarily impacted by a government investigation of one of its subsidiaries, we believe this issue is fully reflected in the current stock price. In the technology sector, we added DecisionOne Holdings Corp., the leading independent provider of computer hardware and maintenance support services to U.S. companies. We intend to continue to focus on technology-related service providers and distributors that we believe are positioned to benefit from the expected long-term growth of the sector but are not dependent on the success of any single product or service.

        Other new investments were APS Holding Corp., a distributor of automotive parts, which was depressed by industry- and company-specific issues that we believe to be temporary, and Friedman's, Inc., a retailer of inexpensive jewelry with significant expansion potential and a very low-cost operating strategy. We also added two specialty insurance companies, SCPIE Holdings, Inc. and Symon's International Group, Inc.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund (continued)

--------------------------------------------------------------------------------
Sales Included Several Financial Holdings

        The fund sold several stocks after they appreciated and reached our target prices. These included a number of financial holdings, such as Greenpoint Financial Corp., the leading national lender of "no-documentation--low-documentation" mortgages; Dime Bancorp, Inc., the fifth largest thrift in the U.S.; and Western National Corporation, a marketer of annuity products.


--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                     Percentage of
                                                       Total Net
 Company                        Line of Business         Assets
 Movado Group, Inc.             Luxury and                5.6%
                                  Affordable Watch
                                  Distributor

 DecisionOne Holdings Corp.     Computer Support          4.9%
                                  Provider

 Sun Healthcare Group, Inc.     Healthcare Services       3.9%
 APS Holding Corp.              Automotive Parts          3.6%
                                  Distributor

 Mariner Health Group, Inc.     Healthcare Services       3.6%
 Groupe AB                      Television                3.5%
                                  Programming
                                  Distributor

 Friedman's, Inc.               Jewelry Retailer          3.5%
 J. Baker, Inc.                 Specialty Apparel         3.5%
 Heritage Media Corp.           Marketing Services        3.4%
                                  Provider
 Linens 'N Things, Inc.         Home Products             3.1%
                                  Retailer
--------------------------------------------------------------------

Outlook

        One of the key factors that will affect equity performance during 1997 will be the continuation of the favorable economic environment of moderate growth and low inflation, which would ensure that both the corporate earnings outlook and the interest rate climate remain hospitable. Small-capitalization stocks as a group currently appear undervalued relative to large-cap stocks and to their own expected earnings potential. We believe that corporate earnings growth will slow somewhat in 1997, and to the extent that smaller companies can achieve better earnings growth than larger companies, they should perform relatively well. The performance of small-caps will particularly depend on investors broadening their focus from the largest, most liquid stocks to smaller, less widely followed issues. We are optimistic regarding the fund's future performance based on the strong earnings growth and the free cash flow we expect from many of our top holdings, as well as from new investments.

/s/ Paul D. Farrell

Paul D. Farrell
Senior Portfolio Manager,
U.S. Active Equity Value

/s/ Matthew B. McLennan

Matthew B. McLennan
Assistant Portfolio Manager,
U.S. Active Equity Value

/s/ Timothy G. Ebright

Timothy G. Ebright
Portfolio Manager,
U.S. Active Equity Growth

March 3, 1997

--------------------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997


-------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmarks (the Standard and Poor's 500 Index ("S&P 500") and the Russell 2000) are shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class A   GS Small Cap Class A            Russell
                 (w/sales charge)       (no sales charge)    S&P 500    2000
               --------------------   ---------------------  -------  -------
10/22/92            $ 9,450                  10,000          $10,000  $10,000
 1/31/93             11,138                  11,786           10,655   11,733
 1/31/94             14,494                  15,337           12,027   13,914
 1/31/95             11,953                  12,649           12,091   13,078
 1/31/96             12,813                  13,559           16,768   17,010
 1/31/97             16,320                  17,270           21,183   20,242

                                    Class B

                           [LINE GRAPH APPEARS HERE]

               GS Small Cap Class B  GS Small Cap Class B            Russell
               (no redemp. charge)    (w/redemp. charge)    S&P 500   2000
               --------------------  --------------------   -------  -------
5/1/96              $10,000               $10,000           $10,000  $10,000
1/31/97              10,539                10,039            12,218   10,732

                                  -----------------------------------------
                                        Average Annual Total Return
                                  -----------------------------------------
                                       One Year        Since Inception/(a)/
  -------------------------------------------------------------------------
  Class A, no sales charge              27.28%                13.61%
  -------------------------------------------------------------------------
  Class A, w/sales charge               20.27%                12.12%
  -------------------------------------------------------------------------
  Class B, no redemption charge           N/A                  5.39%/(b)/
  -------------------------------------------------------------------------
  Class B, w/redemption charge            N/A                  0.39%/(b)/
  -------------------------------------------------------------------------

/(a)/ Class A and Class B shares commenced operations on October 22, 1992 and May 1, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since this class has not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Small Cap Equity Fund
January 31, 1997

--------------------------------------------------------------------



Shares           Description                                  Value
====================================================================
Common Stocks--92.5%
--------------------------------------------------------------------
Auto/Original Equipment Manufacturer--3.6%
 777,200         APS Holding Corp.*                   $   7,869,150
--------------------------------------------------------------------
Commercial Products--2.4%
 211,000         Figgie International, Inc. Class A*      2,611,125
 231,400         Figgie International, Inc. Class B*      2,487,550

--------------------------------------------------------------------
                                                          5,098,675
--------------------------------------------------------------------
Commercial Services--1.0%
 539,200         Opinion Research Corp.*                  2,022,000
--------------------------------------------------------------------
Computers & Peripherals--7.5%
 598,700         DecisionOne Holdings Corp.*             10,477,250
 467,100         Multiple Zones International, Inc.*      5,605,200

--------------------------------------------------------------------
                                                         16,082,450
--------------------------------------------------------------------
Consumer Staples--3.8%
 270,700         American Safety Razor Co.*               3,958,987
 389,400         Spartech Corp.                           4,234,725
--------------------------------------------------------------------
                                                          8,193,712
--------------------------------------------------------------------
Electric Utilities--2.2%
 433,900         Central Maine Power Co.                  4,827,137
--------------------------------------------------------------------
Electrical Equipment--2.3%
 240,100         Carbide/Graphite Group*                  5,012,087
--------------------------------------------------------------------
Food--2.3%
 374,600         Alpine Lace Brands, Inc.*                2,341,250
 109,000         Morningstar Group, Inc.*                 2,588,750
--------------------------------------------------------------------
                                                          4,930,000
--------------------------------------------------------------------
Healthcare Management--9.0%
 20,100          Health Systems International, Inc.*        520,088
 798,000         Mariner Health Group, Inc.*              7,780,500
 517,100         Sun Healthcare Group, Inc.*              8,402,875
 146,200         Trigon Healthcare, Inc.*                 2,595,050
--------------------------------------------------------------------
                                                         19,298,513
--------------------------------------------------------------------
Home Furnishing & Services--2.9%
 221,500         Congoleum Corp.*                         3,156,375
 160,900         Synthetic Industries, Inc.*              3,036,988
--------------------------------------------------------------------
                                                          6,193,363
--------------------------------------------------------------------
Insurance Specialty--1.6%
 63,100          Old Republic International Corp.         1,695,812
 83,900          Scpie Holdings, Inc.*                    1,761,900
--------------------------------------------------------------------
                                                          3,457,712
--------------------------------------------------------------------
Insurance-Life--0.3%
 36,000          AmerUs Life Holdings, Inc.*                711,000
--------------------------------------------------------------------
Insurance-Property and Casualty--6.0%
 50,500          Horace Mann Educators Co.                2,158,875
 206,500         IPC Holdings Ltd.                        4,943,094
 92,200          Symons International Group*              1,475,200
 215,800         Terra Nova Bermuda Holdings              4,262,050
--------------------------------------------------------------------
                                                         12,839,219
--------------------------------------------------------------------
Leisure--1.0%
 210,700         Trump Hotels & Casino Resorts,
                 Inc.*                                    2,212,350
--------------------------------------------------------------------
Media Content--9.0%
 596,300         Groupe AB SA ADR*                        7,602,825
 609,800         Heritage Media Corp.*                    7,393,825
 432,300         International Post Ltd.*                 1,729,200
 324,200         Platinum Entertainment, Inc.*            2,674,650
--------------------------------------------------------------------
                                                         19,400,500
--------------------------------------------------------------------
Metal Products--0.5%
 57,200          Doncasters Plc ADR*                      1,122,550
--------------------------------------------------------------------
Packaging--0.7%
 88,100          Shorewood Packaging Corp.*               1,596,813
--------------------------------------------------------------------
Real Estate--0.7%
 73,700          Insignia Financial Group, Inc.*          1,538,487
--------------------------------------------------------------------
Recreation Products--5.6%
 539,200         Movado Group, Inc.                      12,064,600
--------------------------------------------------------------------
Restaurants & Hotels--6.4%
 262,400         IHOP Corp.*                              6,461,600
 399,300         Mortons Restaurant Group, Inc.*          6,438,713
 40,000          Sonic Corp.*                               815,000
--------------------------------------------------------------------
                                                         13,715,313
--------------------------------------------------------------------
Retail Hardgoods--4.7%
 731,000         Brookstone Inc.*                         5,939,375
 290,700         Finlay Enterprises, Inc.*                4,287,825
--------------------------------------------------------------------
                                                         10,227,200
--------------------------------------------------------------------

--------------------------------------------------------------------



--------------------------------------------------------------------


Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Specialty Retail--12.7%
 506,200         Friedmans, Inc.*                      $  7,593,000
 242,000         General Nutrition Companies, Inc.*       4,386,250
 1,500           Hibbett Sporting Goods, Inc.*               24,375
 1,100,400       J. Baker, Inc.                           7,565,250
 87,000          Leslies Poolmart, Inc.*                  1,141,875
 307,200         Linens N'Things, Inc.*                   6,758,400
--------------------------------------------------------------------
                                                         27,469,150
--------------------------------------------------------------------
Telephone Communications--0.3%
 15,400          Telephone & Data Systems, Inc.             587,125
--------------------------------------------------------------------
Textiles--1.6%
 87,800          Samsonite Corp.*                         3,468,100
--------------------------------------------------------------------
Trucking--2.3%
 207,100         Landstar Systems, Inc.*                  4,918,625
--------------------------------------------------------------------
Voice, Video and Data--2.1%
 263,200         Pegasus Communications,  Inc.*           3,224,200
 142,700         Rural Cellular Corp.*                    1,391,325
--------------------------------------------------------------------
                                                          4,615,525
--------------------------------------------------------------------
Total Common Stocks
   (Cost $194,261,908)                                 $199,471,356
====================================================================
Principal
Amount        Description                                     Value
====================================================================
Corporate Bond--0.2%
--------------------------------------------------------------------
$    500,000  J. Baker, Inc.
              7.0%, 06/01/02                           $    412,500
--------------------------------------------------------------------
Total Corporate Bond
   (Cost $498,387)                                     $    412,500
====================================================================
Repurchase Agreement--7.7%
--------------------------------------------------------------------
$16,600,000   Joint Repurchase Agreement Account
              5.63%, 02/03/97                          $ 16,600,000
--------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $16,600,000)                                  $ 16,600,000
====================================================================
Contracts     Description                                     Value
====================================================================
Options*--0.5%
 200           S&P 500 Index Put Strike 725
               exp. 03/97                              $     95,000
 351           S&P 500 Index Put Strike 700
               exp. 03/97                                    92,138
 560           S&P 500 Index Put Strike 750
               exp. 06/97                                   938,000
--------------------------------------------------------------------
Total Options
   (Cost $1,643,182)                                   $  1,125,138
====================================================================
Total Investments
   (Cost $213,003,477)/(a)/                            $217,608,994
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                         $ 31,335,604
   Gross unrealized loss for investments in
      which cost exceeds value                          (26,835,810)
--------------------------------------------------------------------
   Net unrealized gain                                 $  4,499,794
====================================================================

*   Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $213,109,200.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund


--------------------------------------------------------------------------------
Objective and Investment Approach

           The Goldman Sachs International Equity Fund seeks long-term capital appreciation by investing in equity securities of companies organized or traded outside the U.S. that we believe have the potential to appreciate over the long term. The fund focuses on growing companies that are attractively valued and have strong, competitive positions in their respective industries. The fund's portfolio managers are based in London, Tokyo and Singapore and their knowledge of local markets plays an important role in uncovering investment opportunities. While the fund does not allocate assets across specific countries based on top-down economic or market forecasts, the portfolio managers strive to manage risk by remaining diversified by country and industry sector and by closely monitoring economic and political events in countries in which the fund does invest.

Economic and Market Overview: European Markets Were Strong Despite Weak Economies; Asia Faltered

           Economic growth was slower than expected in many countries during the period, prompting further monetary easing in much of Europe and continued very low short-term interest rates in Japan. European equity markets performed very well despite the growth shortfall, benefiting from an increased focus on improving shareholder value. The Japanese market declined significantly, while results in other Asian markets were mixed.

 . Europe. The economies of several European markets, such as the U.K., Norway and Ireland, strengthened during the period, but overall growth remained weak throughout most of Europe. A number of European countries attempted to stimulate their economies through monetary easing, but maintained tight fiscal policies in an effort to reduce their budget deficits enough to qualify for European Monetary Union. This strategy proved to be only modestly successful, as unemployment remained at record highs, particularly in Germany. Though the recovery was somewhat disappointing, European equity markets rose 26.6% during the period (as measured by the FT/S&P Actuaries Europe Index in terms of local currencies), fueled by low inflation, low interest rates and relatively strong bond markets. In addition, corporate profits improved, reflecting increased emphasis on cost cutting and restructuring. The equity markets of Finland, Spain and Sweden were among the strongest performers, while British stocks lagged much of Europe due to a strengthening currency (which made U.K. exports more expensive) and expectations of increases in short-term interest rates.

 . Japan. The Japanese economy strengthened during the period, but earnings growth fell short of expectations. For the 12-month period ended January 31, Japanese stocks (as measured by the TOPIX index in yen) declined 14.9%, with approximately half of the loss occurring in January 1997 alone. During the first half of the period, the Japanese market was bolstered by heavy demand from Europe and the U.S., but foreign investors subsequently became net sellers when the economic recovery softened and raised uncertainty surrounding the sustainability of corporate profits. The weaker corporate earnings outlook resulted in a conspicuous divergence between the performance of the largest international blue-chip stocks and the rest of the market, particularly in the third quarter. Lackluster investor sentiment was further exacerbated at the end of the year due to increased pessimism that the Liberal Democratic Party (LDP) government's higher taxes and scant spending on public works would dampen the economy.

 . Asia (ex-Japan). Asian stock markets rose 2.4% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (in terms of local currencies). Asian markets began the period on a strong note, but several markets faltered during the spring and summer due to a host of issues. These included political uncertainty arising from national elections in several Asian countries as well as slowing economic growth throughout the region, principally due to weak electronics exports. From
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
September 1996 through January 1997, the region generally improved due to stronger corporate earnings and stabilizing exports. The performance of the individual markets varied widely. Malaysia was one of the region's best performing markets during the period under review, rising 18.4%; Hong Kong, the largest market in the region, performed well with a 12.0% return; and Thailand was by far the weakest market, declining 45.3% (all in local currency terms).

Performance Review: Security Selection, Country Allocations and Industry Weightings All Contributed to Strong Performance

------------------------------------------------------------------------------
                                                  Fund Total      FT/S&P
                                                    Return       Actuaries
                                                   (based on     Europe &
                                                  net asset   Pacific Index
                                                    value)     Total Return
                                                    ------     ------------
 Class A  (1/31/96 - 1/31/97)*                      13.48%         1.27%
 Class B  (5/1/96 - 1/31/97)*                        2.83%        -4.22%
 Institutional (2/7/96 - 1/31/97)*                  12.53%         0.53%
 Service (3/6/96 - 1/31/97)*                        10.42%         0.86%
------------------------------------------------------------------------------

* Class A, B, Institutional and Service share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B, Institutional and Service shares is a cumulative total return (not annualized) from their inception through the end of the period.

           The fund performed extremely well during the period under review, with all of its share classes outperforming the benchmark, the Financial Times/S&P Actuaries Europe & Pacific Index ("Europac") unhedged. Europac is a capitalization-weighted composite of approximately 1,500 stocks from 23 countries in Europe and the Asia-Pacific region and is calculated on a monthly basis. We are also pleased to note that the fund's Class A shares placed in the top third of the Lipper international fund category (ranking 93rd out of 342) for the 12-month period ended January 31, 1997, according to Lipper Analytical Services, Inc. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results. Lipper did not rank the fund's Class B, Institutional or Service shares.)

           The primary driver of the fund's superior performance was successful stock selection, as we continued to focus on growing companies that actively increased shareholder value through actions such as cost cutting, share buybacks or restructuring. In addition, country allocations that worked in the fund's favor were its overweighting in Sweden, one of the strongest performing markets during the period, and its underweighting in Japan, one of the weakest, each the result of our bottom-up approach to stock selection. The fund's industry allocations also added value. The fund was overweighted in business services and diversified consumer goods/services, which were among the best performing sectors, and underweighted in financial services and basic industries, which performed relatively poorly.

           In terms of currency exposure, though the fund's neutral exposure is unhedged, it was substantially hedged against the yen, which benefited performance significantly when the yen continued to fall against the dollar. In addition, the fund was partially hedged against some European currencies, such as the Deutsche mark and the Swiss franc, which worked in its favor when the dollar rose against those currencies.

           The fund's Class B shares outperformed the benchmark by a wide margin, but their performance was not as strong as the other share classes because they began operations in May, after equity prices had already risen significantly.

Portfolio Composition: A Widely Diversified Portfolio

           As of January 31, 1997, the fund held positions in 56 companies based in 16 countries. In terms of total portfolio assets, the five largest country exposures were Japan (27.3%), the U.K. (12.6%), Germany (7.1%), Sweden (7.0%) and Switzerland (6.8%).

Europe. At the end of the period, the portfolio's 53.0% allocation in European stocks was in line with that of the benchmark (54.1%). In general, growth stocks led the
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)


--------------------------------------------------------------------------------
market during the period. Many of the fund's European holdings were growth-oriented stocks that benefited from positive earnings surprises and successful efforts by senior management to enhance equity returns and shareholder value. Several of the portfolio's longer term European holdings were, once again, among its strongest performers. Securitas (Sweden), the largest security services company in Europe, more than doubled during the period, boosted by earnings from companies it acquired in Germany, France and Portugal. Fresenius (Germany), a major producer of medical supplies, rose over 140% as it merged its global kidney dialysis division with W. R. Grace's National Medical Center healthcare subsidiary and spun off the resulting business, Fresenius Medical Care. Ericsson (Sweden), one of the world's leading suppliers of mobile telephones and infrastructure, rebounded from weakness early in the period when it achieved very good earnings, which reassured investors that it was not suffering from margin pressure or weak mobile telephone orders. Other strong performers were Randstad Holdings (Netherlands), the leading temporary help organization in its market, which reported healthy sales and earnings as its business continued to expand, and Comptoirs Modernes (France), a supermarket chain operator, which gained market share in France and made important acquisitions in Spain.

           Several of the fund's newer additions also contributed to its positive results. These included two pharmaceutical companies: Hoechst (Germany), whose acquisition and restructuring plans indicate a commitment to improving shareholder value, and Novartis (Switzerland), which was formed through the merger of Ciba-Geigy and Sandoz and is expected to benefit from significant cost reductions as well as new product development. Other significant new positions that performed well were SGS Thomson (France), one of the 10 largest semiconductor manufacturers in the world, which operates in the high-value-added, application-specific sector of the market, and Telecom Italia Mobile (Italy), the leading mobile telephone operator in Italy, which generates strong cash flow and is extremely profitable.

Japan. Approximately 27% of the fund was invested in Japan, which was underweighted relative to the benchmark (32.1%). The fund's Japanese stocks fared better than the market, as we avoided banks and brokerages, two of the weakest industries. We invested in companies with relatively robust earnings visibility and good valuations, particularly favoring management that improved cost competitiveness and strengthened their core business. The fund's best performing Japanese stocks were TDK Corp., an electronic components manufacturer that reported better than expected earnings due to strong sales of personal computer-related components; Hoya Corp., an optical glass manufacturer that aggressively restructured its operations and successfully diversified its business so that it now dominates the glass magnetic disc market; and Mirai Industry, a market leader in electric cables, pipes and other electric wiring that introduced new products and cut costs. In contrast, Kyocera Corp., an electronics components manufacturer, reported disappointing results due to increased competition in the semiconductor and communication equipment businesses. A new addition was Takeda Chemical Industry, the largest pharmaceutical company in Japan, where aggressive new management initiatives rapidly expanded overseas sales and improved the profitability of its prescription drug business.

Asia-Pacific. Asia, a 13.5% allocation (excluding Japan), was slightly overweighted compared with the benchmark's 10.7%, with Hong Kong representing the largest country position at 6.7% of the portfolio. For most of the period, the fund was overweighted in Malaysia, Hong Kong and Australia, which were three of the better performing Asian markets. Though the performance of some of the other markets fell short of expectations, our stock selection within the region worked in the fund's favor. Several of the fund's top performers were financial stocks, including Commerce Asset-Holdings, the fifth largest financial group in Malaysia, which benefited from its merchant banking operations and strong loan growth, and HSBC Holdings, a Hong Kong-based banking and financial services organization, which reported strong results due to its dominant market position. New holdings include Australia & New Zealand Bank Group, a bank that is positioned to benefit from the potential deregulation in Australia's financial services sector, and Asia Satellite Telecommunications Holdings Ltd., a
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
leading satellite owner and operator in the Asia-Pacific region that owns prime orbital slots that are expected to result in high utilization rates and fees.

--------------------------------------------------------------------
 Top 10 Portfolio Holdings as of January 31, 1997
                                                       Percentage
                                                        of Total
 Company            Country        Line of Business    Net Assets
 HSBC Holdings      Hong Kong      Banking and            3.0%
                                     Finance

 Novartis           Switzerland    Pharmaceuticals        3.0%

 Fresenius          Germany        Kidney Dialysis        2.4%
                                     Equipment

 TDK Corp.          Japan          Tape and Disc          2.4%
                                     Manufacturer

 Telecom Italia     Italy          Mobile Tele-           2.4%
   Mobile                            communications
                                     Operator

 Canon, Inc.        Japan          Office Equipment       2.4%
                                     Manufacturer

 Adecco             Switzerland    Temporary Help         2.4%
                                     Services

 Adidas             Germany        Sporting Goods         2.4%
                                     Manufacturer

 Hoechst            Germany        Chemical and           2.3%
                                     Drug
                                     Manufacturer

 Hoya Corp.         Japan          Optical Glass          2.3%
                                     Manufacturer
--------------------------------------------------------------------

Outlook

           In the near term, we expect most international economies to continue to experience moderate growth and subdued inflation. We are particularly positive on the prospects for the European markets in 1997, where we expect a modest acceleration in economic growth and a continuation of healthy corporate earnings growth helped by cost cutting as well as restructuring initiatives.

           We are currently most concerned about Japan. Despite the sharp correction, we expect to remain underweighted in the Japanese market because of our negative view of the banking sector and only modest earnings recoveries in nonmanufacturing sectors. Lack of investor confidence in the government's commitment to deregulation, as well as simultaneous weakness in the bond and currency markets, have all impacted market sentiment. In this state of uncertainty, superior stock selection will be essential, and we intend to emphasize companies with clear earnings visibility, strong management and attractive valuations. Despite the generally poor conditions, the earnings for the fund's Japanese holdings are above expectations and are being upgraded. In non-Japan Asia, corporate earnings reports have been mixed, but we believe improved political stability and export growth should help stocks in 1997.

           Finally, we are pleased to report that we have expanded our international equity team in all geographic regions to support our effort to seek out the most promising companies around the world.

/s/ Roderick D. Jack

Roderick D. Jack
Senior Portfolio Manager, London

/s/ Marcel Jongen

Marcel Jongen
Senior Portfolio Manager, London

/s/ Shogo Maeda

Shogo Maeda
Senior Portfolio Manager, Tokyo

/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager, Singapore

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997

--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and Class B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Financial Times-Actuaries World Euro-Pacific Index Unhedged ("FT Euro-Pac (Unhedged)/(b)/) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                     Class A

                            [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class A             Class A         FT Euro-Pac    Ft Euro-Pac
            (w/sales charge)    (no sales charge)     (Comb )(b)     (Unhedged)
            ----------------    -----------------    -----------    -----------
12/1/92           9,450              10,000            10,000          10,000
1/31/93           9,566              10,123            10,063          10,055
1/31/94          12,066              12,768            13,498          14,399
1/31/95          10,058              10,643            12,119          13,902
1/31/96          12,942              13,695            13,983          16,039
1/31/97          14,961              15,546            14,160          16,243
                             Class B

                    [LINE GRAPH APPEARS HERE]

               GS Intl Eq          GS Intl Eq
                 Class B             Class B         FT Euro-Pac
            (w/sales charge)    (no sales charge)    (Unhedged)
            ----------------    -----------------    -----------
5/1/96           10,000              10,000            10,000
1/31/97          10,283               9,783             9,578
                 Institutional

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
            Institutional Class    (Unhedged)
            -------------------    -----------
2/7/96           10,000              10,000
1/31/97          11,253              10,053

                    Service

           [LINE GRAPH APPEARS HERE]

              GS Intl Equity       FT Euro-Pac
              Service Class        (Unhedged)
              --------------       -----------
3/6/97           10,000              10,000
1/31/97          11,042              10,086

                                      ----------------------------------------
                                             Average Annual Total Return
                                      ----------------------------------------
                                             One Year       Since Inception/(a)/
-------------------------------------- ------------------- --------------------
Class A, no sales charge                     13.48%              11.15%
-------------------------------------- ------------------- --------------------
Class A, w/sales charge                       7.26%               9.66%
-------------------------------------- ------------------- --------------------
Class B, no redemption charge                  N/A                2.83% /(c)/
-------------------------------------- ------------------- --------------------
Class B, w/redemption charge                   N/A               (2.17)%/(c)/
-------------------------------------- ------------------- --------------------
Institutional Class                            N/A               12.53% /(c)/
-------------------------------------- ------------------- --------------------
Service Class                                  N/A               10.42% /(c)/
-------------------------------------- ------------------- --------------------

/(a)/ Class A, Class B, Institutional and Service shares commenced operations on December 1, 1992, May 1, 1996, February 7, 1996 and March 6, 1996, respectively.
/(b)/ Beginning on September 1, 1994, the Class A shares began using the unhedged FT Euro-Pac as its benchmark (prior thereto, Class A used the hedged FT Euro-Pac). The combined FT Euro-Pac represents the hedged FT Euro-Pac performance up to August 31, 1994 and the unhedged FT Euro-Pac performance from September 1, 1994 through January 31, 1997.
/(c)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund
January 31, 1997


--------------------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks--91.5%
Australian Dollar--3.6%
 1,851,658       Australia & New Zealand Bank Group
                 (Commercial Banks)                   $  11,355,706
 1,564,955       Woodside Petroleum, Ltd. (Oil &
                 Gas)                                    11,053,763
--------------------------------------------------------------------
                                                         22,409,469
--------------------------------------------------------------------
Austrian Schilling--1.2%
 105,400         Oesterreichische Elektrizitats
                 (Utilities)                              7,698,241
--------------------------------------------------------------------
Belgian Franc--0.2%
 14,400          Dexia (Financial Services)               1,372,240
--------------------------------------------------------------------
British Pound Sterling--12.6%
 1,391,569       British Airport Authority
                 (Transportation)                        11,661,442
 1,788,649       Electrocomponents (Wholesale
                 Trade)                                  12,753,546
 1,261,210       Premier Farnell PLC (Electronics)       10,670,067
   706,368       Misys PLC (Business Services and
                 Computer Software)                      12,393,414
 1,708,700       Rentokil Group (Business Services)      12,553,100
 473,916         Siebe (Machinery and Engineering
                 Services)                                7,973,270
 873,509         Standard Chartered (Banking)            10,497,224
--------------------------------------------------------------------
                                                         78,502,063
--------------------------------------------------------------------
Deutsche Mark--4.7%
 155,760         Adidas AG (Textiles)                    14,749,495
 343,320         Hoechst AG (Healthcare)                 14,439,672
--------------------------------------------------------------------
                                                         29,189,167
--------------------------------------------------------------------
French Franc--6.4%
 22,531          Comptoirs Modernes (Retail)             11,749,983
 40,720          CLF Dexia (Financial Services)           3,649,869
 95,602          CLF Dexia - Registered Shares            8,569,124
                 (Financial Services)
 63,189          Seita (Tobacco)                          2,400,553
 193,600         SGS Thomson Microelectronics
                 (Electronics)                           13,882,408
--------------------------------------------------------------------
                                                         40,251,937
--------------------------------------------------------------------
Hong Kong Dollar--6.7%
 4,148,000       Asia Satellite Tel.
                 (Telecommunications)                     9,233,837
 816,800         HSBC Holdings (Commercial Banks)        18,920,583
 1,185,000       Sun Hung Kai Properties Co. (Real
                 Estate)                                 13,380,759
--------------------------------------------------------------------
                                                         41,535,179
--------------------------------------------------------------------
Irish Pound--2.3%
 1,491,014       Bank of Ireland (Commercial Banks)      14,247,624
--------------------------------------------------------------------
Italian Lira--2.4%
 3,000,500       Telecom Italia Mobile (Utilities)        8,930,448
 3,574,000       Telecom Italia Mobile (Di Risp
                 Shares) (Utilities)                      6,095,944
--------------------------------------------------------------------
                                                         15,026,392
--------------------------------------------------------------------
Japanese Yen--27.3%
 206,000         Aderans Company Ltd. (Retail)            4,808,281
 702,000         Canon, Inc. (Office Equipment
                 Manufacturer)                           14,880,119
 363,000         Hoya Corp. (Electronics and
                 Instrumentation)                        14,520,599
 297,400         Inaba Denkisangyo (Industrial)           5,396,346
 458,000         Kokuyo Co., Ltd. (Office Equipment
                 Manufacturer)                            9,594,787
 149,000         Kyocera Corp. (Electronics)              8,749,887
 358,000         Max Co. (Electronics and
                 Instrumentation)                         5,432,966
 238,900         Mirai Industry Co. (Electrical
                 Equipment Manufacturer)                  5,852,060
 1,927,000       Mitsubishi Heavy Industries Ltd.
                 (Engineering)                           13,874,972
 1,530,000       Mitsui Marine & Fire (Insurance)         8,215,019
 450,100         Santen Pharmaceutical Co.
                 (Healthcare)                             8,352,716
 92,800          Sanyo Shinpan Financial
                 (Financial)                              5,204,668

--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
Goldman Sachs International Equity Fund (continued)
January 31, 1997



--------------------------------------------------------------------

Shares           Description                                  Value
====================================================================
Common Stocks (continued)
Japanese Yen (continued)
 322,000         Shimachu (Retail-Furniture)          $   6,905,027
 213,900         SMC Corp. (Machinery)                   13,125,622
 410,000         Taikisha Ltd. (Machinery)                5,038,558
 570,000         Takeda Chemical Industry
                 (Healthcare)                            11,235,927
 235,000         TDK Corp. (Consumer Goods)              15,040,620
 464,000         Tostem Corp. (Construction)             10,906,842
 146,800         York Benimaru (Retail)                   3,922,900
--------------------------------------------------------------------
                                                        171,057,916
--------------------------------------------------------------------
Malaysian Ringgit--1.9%
 1,328,000       Commerce Asset Holdings
                 (Commercial Banks)                      10,683,829
 581,000         Leader Universal Holdings
                 (Metals-Diversified)                     1,168,544
--------------------------------------------------------------------
                                                         11,852,373
--------------------------------------------------------------------
Netherlands Guilder--5.0%
 146,070         Aegon (Insurance)                        8,951,011
 136,180         Randstad Holdings (Business
                 Services)                                9,471,458
 102,016         Wolters Kluwer (Media)                  12,602,793
--------------------------------------------------------------------
                                                         31,025,262
--------------------------------------------------------------------
Singapore Dollar--1.5%
 1,511,000       Singapore Land (Real Estate)             9,123,100
--------------------------------------------------------------------
Spanish Peseta--1.9%
 63,595          Banco Popular (Commercial Banks)        11,571,494
--------------------------------------------------------------------
Swedish Krona--7.0%
 335,300         Ericsson Telecommunications
                 (Computer - Office)                     11,255,719
 268,440         Hoganas AB (Metal Products)              8,455,037
 405,970         Securitas AB (Business Services)        12,057,737
 3,469,100       Swedish Match AB (Tobacco)              11,741,304
--------------------------------------------------------------------
                                                         43,509,797
--------------------------------------------------------------------
Swiss Franc--6.8%
 52,468          Adecco SA (Business Services)           14,753,971
 6,726           Cie Financier Richemont AG
                 (Consumer Goods)                         9,231,858
 16,335          Novartis AG (Healthcare)                18,730,002
--------------------------------------------------------------------
                                                         42,715,831
--------------------------------------------------------------------
Total Common Stocks
   (Cost $503,926,410)                                $ 571,088,085
====================================================================
Preferred Stock--2.4%
--------------------------------------------------------------------
Deutsche Mark--2.4%
 74,790          Fresenius AG (Health Care),
                 Non-voting                           $  15,042,126
--------------------------------------------------------------------
Total Preferred Stock
   (Cost $4,437,079)                                  $  15,042,126
====================================================================


Principal
Amount           Description                                  Value
====================================================================
Short-Term Obligations--6.6%
--------------------------------------------------------------------
$    41,394,109  State Street Bank & Trust
                 Euro-Time Deposit 5.5%, 02/03/97**   $  41,394,109
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $41,394,109)                                 $  41,394,109
====================================================================
Total Investments
   (Cost $549,757,598)/(a)/                           $ 627,524,320
====================================================================
Federal Income Tax Information:
   Gross unrealized gain for investments in
      which value exceeds cost                        $108,968,495
   Gross unrealized loss for investments in
      which cost exceeds value                         (31,533,818)
--------------------------------------------------------------------
   Net unrealized gain                                $  77,434,677
====================================================================

 /(a)/ The aggregate cost for federal income tax purposes is $550,089,643.
 *     Non-income producing security.
 **    A portion of this security has been segregated for extended settlement securities.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an intergral part of these financial statements.


-------------------------------------------------------------------------------


--------------------------------------------------------------------
Common and Preferred Stock Industry Concentrations

====================================================================
Business Services                                              7.8%
Commercial Banks                                              12.4%
Computer Software and Services                                 2.0%
Computer - Office                                              1.8%
Construction                                                   1.7%
Consumer Goods                                                 3.9%
Electrical Equipment Manufacturer                              0.9%
Electronics                                                    5.3%
Electronics and Instrumentation                                3.2%
Engineering                                                    2.2%
Financial                                                      0.8%
Financial Services                                             2.2%
Health Care                                                   10.9%
Industrial                                                     0.9%
Insurance                                                      2.7%
Machinery                                                      2.9%
Machinery and Engineering Services                             1.3%
Media                                                          2.0%
Metal Products                                                 1.4%
Metals-Diversified                                             0.2%
Office Equipment Manufacturer                                  3.9%
Oil & Gas                                                      1.8%
Real Estate                                                    3.6%
Retail                                                         3.3%
Retail-Furniture                                               1.1%
Telecommunications                                             1.5%
Textiles                                                       2.4%
Tobacco                                                        2.3%
Transportation                                                 1.9%
Utilities                                                      3.6%
Wholesale Trade                                                2.0%
--------------------------------------------------------------------
Total Common and Preferred Stock                              93.9%

====================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund



--------------------------------------------------------------------------------
Objective and Investment Approach

      The Goldman Sachs Asia Growth Fund seeks long-term capital appreciation by investing in a limited number of carefully selected companies located in 12 Asian markets, including China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.

      We utilize extensive fundamental research in our search for well-managed companies whose stock prices are, in our opinion, undervalued in the marketplace. Because many companies in the Asian region are growing at relatively rapid rates, we consider a company's return on capital, its price-to-book value and the predictability of its earnings stream as among the best measures of its intrinsic value. A strong market position and a skilled management team dedicated to maximizing shareholder returns are also important to us. Our investment process includes face-to-face meetings with senior management as well as frequent contact with a company's customers, suppliers and competitors.

      While our primary focus is on stock selection, we seek to carefully manage risk by diversifying the fund's portfolio in terms of countries, industry sectors and size of capitalization. We are also mindful of making certain that the market for a particular stock is relatively liquid, so we can easily sell a position if our opinion changes. From time to time, we may choose to significantly overweight or underweight our holdings in one country compared with our benchmark, if we believe there is a compelling reason to do so. Finally, we closely monitor the potential impact of political and economic events in the region on particular companies and adjust the portfolio accordingly.

Market Overview:  Results Were Mixed in Asian Markets

      As a group, the Asian stock markets rose 2.37% during the period, as measured by the MSCI All Country Asia Free (Ex Japan) Index (without dividends reinvested). The weak performance indicated by the Index masks the wide divergence of performance among the individual Asian markets, as several countries rose more than 10% while others fell more than 20%. The period under review began on a strong note, but the region quickly sold off in mid-February when investors became unnerved by rising political tension between China and Taiwan. Though the Asian markets briefly rebounded, investor interest was dampened again during the spring and summer due to uncertainty surrounding national elections in several countries, a decline in exports and slowing economic growth. From October 1996 through January 1997, most Asian markets recovered due to improving corporate earnings and signs of stabilizing export growth.

      In terms of individual markets, Taiwan, Malaysia and Indonesia were the strongest performers, rising 56.0%, 21.9% and 17.5%, respectively (in U.S. dollar terms), with each overcoming brief setbacks such as negative short-term economic data and political upheaval. Other positive markets were India, which was the region's strongest performer during the first half of the year and subsequently gave back some of its gains, and the Philippines, where healthy economic growth and declining inflation renewed investor interest. Hong Kong, the most heavily weighted country in the Index, posted lackluster results early in the period, then rebounded to close the period with a 12.0% gain due to a favorable interest rate environment and a soaring property market. The weakest performer was Thailand, which dropped 46.5%. Thailand was impacted by a very large budget deficit, exacerbated by the slowdown of computer-related exports as well as a tear in the speculative bubble in the real estate market, as nonperforming property loans caused problems in the banking sector. South Korea and Singapore were weak as well, declining approximately 34% and 7%, respectively. South Korean equities were affected by an ongoing investigation of government corruption and a weakening economy, and Singapore's market fell due to soft electronics exports.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Review:  Country Allocations Affected the Fund's Performance


-------------------------------------------------------------------
                                          Fund Total     MSCI AC
                                           Return       Asia Free
                                        (based on net  (Ex Japan)
                                         asset value)    Index +
                                         ------------    -----
 Class A (1/31/96 - 1/31/97)*               -1.01%        2.37%
 Class B (5/1/96 - 1/31/97)*                -6.02%       -2.50%
 Institutional (2/2/96 - 1/31/97)*          -1.09%        2.06%
-------------------------------------------------------------------


 * Class A, B and Institutional share performance assumes reinvestment of all dividends and distributions, a complete redemption at the net asset value at the end of the period and no initial sales charge or contingent deferred sales charge. Performance for Class B and Institutional shares is a cumulative total return (not annualized) from their inception through the end of the period.
 + Represents a price-only index that does not reflect reinvested dividends.

      During the period under review, stock selection benefited the fund as a number of holdings achieved strong returns. The fund's performance was nonetheless affected by its country over- and underweightings relative to the Index when individual markets performed better or worse than expected. For example, Taiwan and Malaysia were two of the region's best performing markets, but the fund was underweighted in those countries and therefore did not fully participate in their rallies.

Financial, Property and Infrastructure Stocks Were the Strongest Performers

      The fund's best performers during the period were its positions in the financial, real estate and infrastructure sectors. Top financial stocks included two of our Hong Kong investments, HSBC Holdings PLC, one of the world's largest banking and financial services companies, and Wing Hang Bank Ltd., a provider of banking, foreign exchange and treasury services, which both benefited from strong growth in mortgage loans resulting from Hong Kong's robust property market. Metropolitan Bank and Trust, the Philippines' largest bank in terms of assets, rose substantially due to the growing Philippine economy and aggressive branch expansion, and Commerce Asset-Holdings, the fifth largest financial group in Malaysia, benefited from its merchant banking operations and strong loan growth.

      In the real estate sector, Hong Kong's booming property market buoyed several of the fund's holdings. These included Sun Hung Kai Properties, one of the largest and best managed property companies in Hong Kong; Henderson Land Development, a large property development and investment holding company that concentrates on mass residential developments; and HKR International Ltd., a real estate developer that primarily focuses on residential development in Discovery Bay on Lantau Island (a self-contained community that offers a "quality lifestyle").

      Other strong performers were two Malaysian companies that benefited from the government's commitment to improve the country's infrastructure. Road Builder Malaysia Holdings, a contractor specializing in civil engineering and road construction, continued its strategic expansion and diversification, and United Engineers Malaysia, Malaysia's largest builder and operator of toll roads, rose due to the opening of several new roads.

      Stocks that did not fulfill our expectations included Leader Universal Holdings, Malaysia's leading manufacturer of power and telecommunication cable, which reported lower than expected earnings due to very low export margins; Industrial Finance Corp. of Thailand (IFCT), which declined in sympathy with Thailand's financial sector; and Tata Engineering and Locomotive Company (TELCO), India's largest vehicle manufacturer, which slumped on speculation concerning rising inventories and general market uncertainty. We significantly reduced the fund's position in Leader Universal Holdings and IFCT, but we continue to have confidence in TELCO, which has strong fundamentals and fared well relative to the broader Indian market.

Portfolio Composition

      As of January 31, 1997, 97.1% of the fund's total market value was invested in equities while 2.2% was in cash equivalents, with the remainder in other securities. The fund's five largest country exposures were Hong Kong (39.9%), Malaysia (13.5%), Singapore (10.1%), India (9.9%) and Indonesia (5.2%).
At the end of the period, the portfolio was overweighted relative to the Index in Hong Kong, India and South Korea, slightly underweighted in
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)



--------------------------------------------------------------------------------

the Philippines, and significantly underweighted in Thailand, Singapore, Malaysia and Taiwan.

Additions in Real Estate and Security Services, Reductions in Several Existing Positions

      During the period, we added Hysan Development Company, a property investment company that owns a number of commercial and residential properties in Hong Kong and should be a beneficiary of rising rental prices, and Taiwan-Sogo Shinkong, a security services company that controls approximately 38% of the market in Taiwan and is expected to experience growing demand from residential clients. Other portfolio changes included the trimming of several positions in Hong Kong after they appreciated significantly and became more fully valued. These included Sun Hung Kai Properties, Henderson Land Development and HKR International Ltd.


   Top 10 Portfolio Holdings as of January 31, 1997
                                                        Percentage
                                        Line of          of Total
   Company               Country        Business        Net Assets
   HKR International     Hong Kong      Property           4.4%
     Ltd.

   Road Builder          Malaysia       Infrastructure     4.1%
     Malaysia Holdings
   Swire Pacific Ltd.    Hong Kong      Conglomerate       4.1%
   Metropolitan Bank     Philippines    Banking and        3.8%
     and Trust                            Finance
   Wing Hang Bank        Hong Kong      Banking and        3.9%
     Ltd.                                 Finance
   Henderson Land        Hong Kong      Property           3.7%
     Development
   HSBC Holdings PLC     Hong Kong      Banking and        3.5%
                                          Finance
   Hutchison             Hong Kong      Conglomerate       3.5%
     Whampoa
   Sun Hung Kai          Hong Kong      Property           3.5%
     Properties
   Commerce Asset-       Malaysia       Conglomerate       3.5%
     Holdings


Outlook

      In 1997, we expect export growth to strengthen, which should stimulate economies throughout the region. With most of the region's elections now over, the region should also benefit from greater political stability in 1997. Though the recent death of Deng Xiaoping may increase near-term volatility, we remain optimistic that the handover of Hong Kong to China will proceed smoothly, as it is in China's best interests to maintain Hong Kong's current economic success. We intend to increase the fund's weightings in Malaysia, the Philippines and Indonesia, markets that we expect to benefit from stable currencies and good economic fundamentals. In September 1996, the benchmark established a new weighting in Taiwan and doubled its weighting in Korea, and we are actively seeking investment opportunities in these countries. We continue to have a favorable view of India but are still cautious regarding Thailand and Singapore, where real estate overdevelopment may continue to hinder their respective markets for the near term.

      In general, we believe that Asian equities are attractively valued on a historical basis. We expect that economic growth in the region may slow somewhat to 5% to 7% annually, still approximately double versus the U.S., one of the world's most mature economies. Over time, we intend to broaden our emphasis from companies that tend to do well in the earliest stages of emerging economies to companies that we believe are poised to benefit most from the region's internal growth. These include new start-ups, consumer-related products and services, and infrastructure companies.

      On another front, we are pleased to announce that we have recently expanded our portfolio management team. Our new team members will focus primarily on real estate companies, conglomerates and cyclical industries, and they will enhance our ability to seek out companies with above-average growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We appreciate your continued support in what has been a challenging period for the region and the fund. Going forward, we remain confident that the region continues to offer many attractive investment opportunities for investors with a long-term view.


/s/ Warwick M. Negus

Warwick M. Negus
Senior Portfolio Manager,
Asia Active Equity


/s/ Alice Lui

Alice Lui
Portfolio Manager,
Asia Active Equity


/s/ Ravi Shanker

Ravi Shanker
Portfolio Manager,
Asia Active Equity


/s/ Karma A. Wilson

Karma A. Wilson
Portfolio Manager,
Asia Active Equity

March 3, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
January 31, 1997


--------------------------------------------------------------------------------

The following graphs show the value, as of January 31, 1997, of a $10,000 investment made (with and without the maximum sales charge of 5.5% and redemption charge of 5.0% for Class A and B, respectively) on the inception date of each class. For comparative purposes, the performance of the Fund's benchmark (the Morgan Stanley Capital International Combined Asia (ex Japan) Index ("MSCI Combined Asia-ex Japan")) is shown for the appropriate time periods. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

                                    Class A

                          [LINE GRAPH APPEARS HERE]

                        GS Asia Growth        GS Asia Growth
                            Class A              Class A            MSCI
                        (w/sales charge)     (no sales charge)    Combined
                        ----------------     -----------------    --------
7/8/94                      $ 9,450               $10,000         $10,000
1/31/95                       8,934                 9,454           9,074
1/31/96                      11,300                11,958          11,129
1/31/97                      11,186                11,837          11,393

                                    Class B

                           [LINE GRAPH APPEARS HERE]

                          GS Asia Growth      GS Asia Growth
                              Class B             Class B           MSCI
                         (w/redemp. charge)  (no redemp. charge) Combined
                        -------------------  ------------------   --------
5/1/96                        $10,000             $10,000         $10,000
1/31/97                         9,398               8,928           9,750

                                 Institutional

                           [LINE GRAPH APPEARS HERE]

                                GS Asia Growth        MSCI
                                 Institutional      Combined
                                --------------      --------
2/2/96                             $10,000          $10,000
1/31/97                              9,891           10,206

                                 ----------------------------------------
                                         Average Annual Total Return
                                 ----------------------------------------
                                      One Year       Since Inception/(a)/
-------------------------------------------------------------------------
Class A, no sales charge               (1.01)%             6.78%
-------------------------------------------------------------------------
Class A, w/sales charge                (6.44)%            (4.46)%
-------------------------------------------------------------------------
Class B, no redemption charge            N/A              (6.02)%/(b)/
-------------------------------------------------------------------------
Class B, w/redemption charge             N/A             (10.72)%/(b)/
-------------------------------------------------------------------------
Institutional Class                      N/A              (1.09)%/(b)/
-------------------------------------------------------------------------

/(a)/ Class A, Class B and Institutional shares commenced operations July 8,
      1994, May 1, 1996 and February 2, 1996, respectively.
/(b)/ An aggregate total return (not annualized) is shown instead of an average annual total return since these classes have not completed a full twelve months of operations.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------
Goldman Sachs Asia Growth Fund
--------------------------------------------------------------------
January 31, 1997

--------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks--96.0%
Hong Kong Dollar--39.9%

3,734,000      Asia Satellite Tel.*
               (Telecommunications)                   $   8,312,234
1,107,000      Henderson Land Development Co.
               (Recreational Services)                   10,250,000
7,947,440      HKR International Ltd.
               (Real Estate)                             12,358,582
2,731,000      Hong Kong Electric Holdings
               (Utility)                                  9,709,517
426,000        HSBC Holdings
               (Commercial Banks)                         9,867,983
1,305,000      Hutchison Whampoa
               (Conglomerates)                            9,851,916
2,513,000      Hysan Development
               (Utility)                                  9,145,257
9,735,666      JCG Holdings Ltd.
               (Financial Services)                       8,669,002
2,308,200      San Miguel Brewery Ltd.
               (Breweries)                                1,049,994
869,000        Sun Hung Kai Properties Co.
               (Real Estate)                              9,812,556
1,262,000      Swire Pacific Ltd. "A"
               (Transportation)                          11,603,755
2,316,500      Wing Hang Bank Ltd.
               (Financial Services)                      11,030,952
--------------------------------------------------------------------
                                                        111,661,748
--------------------------------------------------------------------
Indian Rupee--9.9%

235,000       Brook Bond Lipton India Ltd.
              (Food)                                     2,438,494
372,900       Colgate Palmolive
              (Conglomerates)                            2,613,421
259,600       Hindustan Lever Ltd.
              (Household Products)                       6,423,018
10,000        Larsen & Toubro Ltd.
              (Engineering)                                 65,272
143,500       Larsen & Toubro Ltd. GDR
              (Engineering)                              1,919,313
214,000       Larsen & Toubro LTD. GDS
              (Engineering)                              2,862,250
434,250       Mahindra & Mahindra Ltd.
              (Autos and Trucks)                         4,339,472
165,750       Mahindra & Mahindra GDR
              (Autos and Trucks)                         1,895,351
4,000         Niit Limited
              (Computers)                                   32,022
80,000        Tata Engineering & Locomotive Ltd.
              GDR (Engineering)                            786,000
446,600       Tata Engineering & Locomotive Ltd.
              GDS (Engineering)                          4,387,845
--------------------------------------------------------------------
                                                        27,762,458
--------------------------------------------------------------------
Indonesian Rupiah--5.2%

2,374,750     Indofoods Sukses Makmur - Foreign
              (Food)                                     5,245,031
2,346,000     PT Bank of Bali - Foreign
              (Banking)                                  5,675,011
2,613,000     PT Jaya Real Property - Foreign
              (Real Estate)                              3,627,640
--------------------------------------------------------------------
                                                        14,547,682
--------------------------------------------------------------------
Malaysian Ringgit--13.2%

1,217,000     Commerce Asset Holdings
              (Conglomerates)                            9,790,829
623,000       Leader Universal Holdings
              (Electronics)                              1,253,017
1,936,000     Road Builder Malaysia Holdings
              (Construction)                            11,603,540
941,000       Tenaga National Berhad
              (Utility)                                  4,504,385
1,081,000     United Engineers Malaysia Holdings
              (Construction)                             9,696,822
--------------------------------------------------------------------
                                                        36,848,593
--------------------------------------------------------------------
New Taiwan Dollar--2.5%

2,118,000     Taiwan Sogo Shinkong Securities
              (Financial Services)                       7,103,755
--------------------------------------------------------------------
Philippine Peso--4.6%
18,189,000    Centennial City Inc.
              (Real Estate)                              2,208,911
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
Goldman Sachs Asia Growth Fund (continued)
January 31, 1997


--------------------------------------------------------------------------------

Shares         Description                                    Value
====================================================================
Common Stocks (continued)

Philippine Peso (continued)

393,454       Metropolitan Bank and Trust
              (Banking)                               $ 10,750,925
--------------------------------------------------------------------
                                                        12,959,836
--------------------------------------------------------------------
Singapore Dollar--9.9%

639,000       Overseas Union Bank - Foreign
              (Banking)                                  5,174,457
1,149,000     Singapore Land
              (Real Estate)                              6,937,420
383,000       Singapore Press Holdings - Foreign
              (Printing & Publishing)                    7,671,970
2,195,000     Straits Steamship Land
              (Conglomerates)                            7,795,852
--------------------------------------------------------------------
                                                        27,579,699
--------------------------------------------------------------------
South Korean Won--3.8%

168,920       Korea Mobile Telecommunications
              Corp. ADR*  (Telecommunications)           2,512,685
4,759         Korea Mobile Telecommunications
              Corp. (Telecommunications)                 5,228,904
7,132         Samsung Fire & Marine Insurance
              (Insurance)                                2,982,743
--------------------------------------------------------------------
                                                        10,724,332
--------------------------------------------------------------------
Thai Baht--3.9%

723,800       Electricity Generating Public Co.
              (Utility)                                  1,815,785
758,100       Electricity Generating Public Co.
              Foreign(Utility)                           1,843,315
1,989,000     Industrial Finance Corp - Foreign
              (Financial Services)                       5,220,069
425,000       Jasmine International Co. - Foreign
              (Diversified)                                602,808
1,617,500     Thai Telephone & Telecom Corp. -
              Foreign (Telecommunications)               1,326,587
--------------------------------------------------------------------
                                                        10,808,564
--------------------------------------------------------------------
United States Dollar--3.1%

387,000       Korea Electric Power Corp. ADR*
              (Utilities)                                8,562,375
--------------------------------------------------------------------
Total Common Stocks
  (Cost $237,846,163)                                 $268,559,042
====================================================================
Rights & Warrants*--0.3%

Singapore Dollar--0.2%

    356,750  Straits Steamship Land, exp. 12/12/00
             (Conglomerate)- warrants                      494,149

Thai Baht--0.1%

    808,750  Thai Telephone & Telecom Corp., exp.
             03/07/97 (Telecommunications)-rights          351,155
--------------------------------------------------------------------
Total Rights & Warrants
  (Cost $287,980)                                     $    845,304
====================================================================
Principal
Amount       Description                                     Value
====================================================================
Corporate Bonds--0.3%

Malaysian Ringitt--0.3%

MYR          United Engineers Malaysia
1,024,000    (Construction) 4.00%, 05/22/99           $    848,528
--------------------------------------------------------------------
Total Corporate Bonds
   (Cost $521,580)                                    $    848,528
====================================================================
Short-Term Obligations--2.2%
$ 6,200,104  State Street Bank & Trust Euro-Time
             Deposit, 5.50%, 02/03/97                 $  6,200,104
--------------------------------------------------------------------
Total Short-Term Obligations
   (Cost $6,200,104)                                  $  6,200,104
====================================================================
Total Investments
   (Cost $244,855,827)/(a)/                           $276,452,978
====================================================================
Federal Income Tax Information:

   Gross unrealized gain for investments in
      which value exceeds cost                        $ 45,982,425
   Gross unrealized loss for investments in
      which cost exceeds value                         (14,998,273)
====================================================================
   Net unrealized gain                                $ 30,984,152
====================================================================

  *  Non-income producing security.
/(a)/The aggregate cost for federal income tax purposes is $244,890,862.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
Common Stock, Rights, Warrants, and Corporate Bond Industry
   Concentrations
====================================================================
Autos and Trucks                                               2.2%
Banking                                                        7.8%
Breweries                                                      0.4%
Commercial Banks                                               3.5%
Conglomerates                                                 10.9%
Construction                                                   7.9%
Diversified                                                    0.2%
Electronics                                                    0.4%
Engineering                                                    3.6%
Financial Services                                            11.5%
Food                                                           2.7%
Household Products                                             2.3%
Insurance                                                      1.1%
Printing & Publishing                                          2.7%
Real Estate                                                   12.5%
Recreational Services                                          3.7%
Telecommunications                                             6.3%
Transportation                                                 4.1%
Utilities                                                     12.8%
--------------------------------------------------------------------
Total Common Stock, Rights, Warrants, and
   Corporate Bonds                                            96.6%
====================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Assets and Liabilities
January 31, 1997

-------------------------------------------------------------------------------


                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
Assets:
Investments in securities, at value (identified cost $80,718,346, $302,169,999,
   $513,612,707, $679,366,240, $213,003,477, $549,757,598 and $244,855,827,
   respectively)                                                                       $89,222,318                 $393,263,171
Cash, at value                                                                              13,884                        9,802
Receivables:
   Investment securities sold                                                            3,947,652                           --
   Forward foreign currency exchange contracts                                               6,692                           --
   Fund shares sold                                                                        565,860                    3,095,601
   Dividends and interest, at value                                                        451,554                      387,080
   Variation margin                                                                         10,928                       95,387
Deferred organization expenses, net                                                         36,173                            --
Other assets                                                                                97,786                        8,495
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                            94,352,847                  396,859,536
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
   Investment securities purchased                                                       9,690,219                           --
   Forward foreign currency exchange contracts                                                  --                           --
   Fund shares repurchased                                                                  44,298                      548,016
   Amounts owed to affiliates                                                               97,949                      388,699
Covered securities sold short (cash received, $936,984)                                    938,808                           --
Accrued expenses and other liabilities                                                      61,446                       89,126
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                       10,832,720                    1,025,841
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in capital                                                                         73,750,866                  300,246,199
Accumulated undistributed (distributions in excess of) net investment income               180,204                           --
   (loss)
Accumulated undistributed (distributions in excess of) net realized gain (loss)
   on investment, option and futures transactions                                          977,487                    4,402,524
Accumulated net realized foreign currency gain (loss)                                       12,575                           --
Net unrealized gain on investments, options and futures                                  8,611,563                   91,184,972
Net unrealized loss on translation of assets and liabilities denominated in
   foreign currencies                                                                      (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                             $83,520,127                 $395,833,695
===================================================================================================================================
                                                                      Class A        Class B          Class A       Class B
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (100,000,000 and 25,000,000 shares authorized for
   each Class A and B, respectively)                                  4,336,101          112,660      9,688,806        744,222
Net asset and Class A redemption value per share (a)                     $18.78           $18.73         $23.32         $23.18
Maximum public offering price per share (Class A NAV x
   1.0582)                                                               $19.87           $18.73         $24.68         $23.18
                                                                  Institutional      Service      Institutional     Service
                                                                    ------------   --------------   -------------  ------------
 Total shares of beneficial interest outstanding, $.001 par
   value (50,000,000 shares per each class authorized)                       --               --      6,351,958        157,464
Net asset value, offering and redemption price per share                     --               --         $23.44         $23.27
===============================================================================================================================
(a) At redemption, Class B shares are subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
===============================================================================================================================

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs             Goldman Sachs             Goldman Sachs               Goldman Sachs                Goldman Sachs
  Growth and Income          Capital Growth            Small Cap Equity          International Equity             Asia Growth
         Fund                     Fund                       Fund                       Fund                          Fund
==================================================================================================================================
    $638,954,258               $932,041,765              $217,608,994                $627,524,320                  $276,452,978
          59,158                     94,994                    30,728                   1,735,366                     1,060,177

       1,632,491                  1,390,277                 4,392,159                     959,642                     3,093,623
              --                         --                        --                   2,684,757                            --
       4,847,992                  1,524,356                   820,288                   4,794,141                       685,136
         572,159                    706,624                    85,173                     440,308                       262,880
              --                         --                        --                          --                            --
          19,321                         --                    13,467                      14,573                        77,113
          14,043                     16,281                     2,597                      10,188                           770
----------------------------------------------------------------------------------------------------------------------------------
     646,099,422                935,774,297               222,953,406                 638,163,295                   281,632,677
----------------------------------------------------------------------------------------------------------------------------------

       9,130,091                  9,797,231                 6,585,828                   8,912,558                            --
              --                         --                        --                   3,434,535                         1,495
         414,917                    850,523                   165,072                     198,616                       694,794
         716,432                  1,160,456                   345,810                     833,473                       400,444
              --                         --                        --                          --                            --
          21,990                     99,060                   121,890                     255,084                       846,340
----------------------------------------------------------------------------------------------------------------------------------
      10,283,430                 11,907,270                 7,218,600                  13,634,266                     1,943,073
----------------------------------------------------------------------------------------------------------------------------------
     492,994,560                657,200,330               203,743,684                 542,859,953                   266,426,371
        (193,256)                  (275,552)                       --                     (25,666)                   (1,316,323)

      17,673,137                 14,266,724                 7,385,605                   2,530,732                   (16,027,669)
              --                         --                        --                    (917,847)                     (411,919)
     125,341,551                252,675,525                 4,605,517                 112,491,393                    33,014,375

              --                         --                        --                 (32,409,536)                   (1,995,231)
----------------------------------------------------------------------------------------------------------------------------------
    $635,815,992               $923,867,027              $215,734,806                $624,529,029                  $279,689,604
==================================================================================================================================
   Class A     Class B       Class A     Class B      Class A       Class B        Class A     Class B       Class A      Class B
------------- ----------  ------------- ----------  ------------ ------------   ------------ -----------  ------------ -----------
   26,534,286    751,089     55,021,724    193,240    10,140,493     176,544      27,765,580     997,807    16,122,122    206,387
       $23.18     $23.10         $16.73     $16.67        $20.91      $20.80          $19.32      $19.24        $16.31     $16.24
       $24.53     $23.10         $17.70     $16.67        $22.13      $20.80          $20.44      $19.24        $17.26     $16.24
Institutional   Service   Institutional  Service    Institutional   Service     Institutional    Service   Institutional  Service
------------- ----------  ------------- ----------  ------------- ------------  -------------  ----------- ------------- ---------
        8,321    136,977             --         --            --          --       3,524,169      34,830       815,499         --
       $23.19     $23.17             --         --            --          --          $19.40      $19.34        $16.33         --
==================================================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended January 31, 1997

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Goldman Sachs    Goldman Sachs
                                                                                                  Balanced       Select Equity
                                                                                                    Fund             Fund
                                                                                               ===================================
Investment income:
Dividends /(a)/                                                                                $    838,092       $   5,629,026
Interest /(b)/                                                                                    2,107,288             541,011
----------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                      2,945,380           6,170,037
----------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                            309,372           1,413,035
Administration fees                                                                                  92,811             706,517
Distribution fees                                                                                   157,253             468,965
Authorized dealer service fees                                                                      154,686             444,626
Custodian fees                                                                                       93,352              95,947
Transfer agent fees                                                                                 148,576             319,246
Professional Fees                                                                                    71,598              74,319
Amortization of deferred organization expenses                                                       13,468               9,549
Director fees                                                                                         1,171               2,728
Other                                                                                                53,077              96,414
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    1,095,364           3,631,346
Less--expenses reimbursed and fees waived by Goldman Sachs                                         (472,758)           (626,188)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        622,606           3,005,158
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                      2,322,774           3,164,879
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                        3,811,127          14,386,845
   Options written                                                                                   (2,680)                 --
   Futures transactions                                                                             148,013             645,873
   Foreign currency related transactions                                                             12,575                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                    5,008,557          49,393,370
   Futures                                                                                           14,475              67,175
   Translation of assets and liabilities denominated in foreign currencies                          (12,568)                 --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign currency
   transactions                                                                                   8,979,499          64,493,263
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $ 11,302,273       $  67,658,142
==================================================================================================================================

/(a)/ For the Balanced, Select Equity, Growth and Income, Capital Growth, Small
      Cap Equity, International Equity and Asia Growth Funds, taxes withheld on dividends were $1,496, $42,274, $23,285, $53,869, $4,211, $900,877 and
      $372,334, respectively.
/(b)/ For the Balanced Fund, taxes withheld on interest were $969.
/(c)/ Certain expenses reflected in the above statement of operations are incurred on a class specific basis.

--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.

                                                                                         ---------------------------------------
                                                                                             Goldman Sachs       Goldman Sachs
                                                                                           Growth and Income    Capital Growth
                                                                                                  Fund               Fund
                                                                                         ========================================
Investment income:
Dividends /(a)/                                                                               $ 13,008,785        $ 14,748,431
Interest /(b)/                                                                                   1,235,823           2,802,840
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                    14,244,608          17,551,271
---------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         2,782,464           6,522,949
Administration fees                                                                                758,854           2,174,316
Distribution fees                                                                                1,280,332           2,179,405
Authorized dealer service fees                                                                   1,261,615           2,174,316
Custodian fees                                                                                     102,394             129,556
Transfer agent fees                                                                                871,030             908,310
Professional Fees                                                                                   75,891              74,529
Amortization of deferred organization expenses                                                      19,164                  --
Director fees                                                                                        6,744              13,973
Other                                                                                              144,279             208,397
----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   7,302,767          14,385,751
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (1,113,014)         (2,171,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     6,189,753          12,213,979
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                     8,054,855           5,337,292
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      58,221,421          53,687,297
   Options written                                                                                 (37,206)                 --
   Futures transactions                                                                             45,994                  --
   Foreign currency related transactions                                                                --                  --
Net change in unrealized gain (loss) on:
   Investments                                                                                  67,575,111         145,350,120
   Futures                                                                                              --                  --
   Translation of assets and liabilities denominated in foreign currencies                              --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign curren
   transactions                                                                                125,805,320         199,037,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                               $133,860,175        $204,374,709
====================================================================================================================================
                                                                                         -------------------------------------------
                                                                                           Goldman Sachs           Goldman Sachs
                                                                                          Small Cap Equity      International Equity
                                                                                                Fund                    Fund
                                                                                         ===========================================
Investment income:
Dividends /(a)/                                                                              $   968,945              $ 5,944,299
Interest /(b)/                                                                                   896,528                1,533,039
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                   1,865,473                7,477,338
------------------------------------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                       1,598,027                3,478,689
Administration fees                                                                              532,676                1,159,514
Distribution fees                                                                                538,657                1,115,919
Authorized dealer service fees                                                                   532,676                1,086,488
Custodian fees                                                                                    63,636                  786,004
Transfer agent fees                                                                              511,883                  586,243
Professional Fees                                                                                 72,844                   84,162
Amortization of deferred organization expenses                                                    18,742                   17,603
Director fees                                                                                      3,842                    5,519
Other                                                                                             73,764                  229,722
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                 3,946,747                8,549,863
Less--expenses reimbursed and fees waived by Goldman Sachs                                      (529,684)                (829,788)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                   3,417,063                7,720,075
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  (1,551,590)                (242,737)
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                    29,166,218               16,714,697
   Options written                                                                              (398,365)                      --
   Futures transactions                                                                               --                       --
   Foreign currency related transactions                                                              --                  146,694
Net change in unrealized gain (loss) on:
   Investments                                                                                22,913,571               60,236,901
   Futures                                                                                            --                       --
   Translation of assets and liabilities denominated in foreign currencies                            --              (28,245,657)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                      51,681,424               48,852,635
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              $50,129,834              $48,609,898
====================================================================================================================================
                                                                                         -----------------
                                                                                           Goldman Sachs
                                                                                            Asia Growth
                                                                                               Fund
                                                                                         ==================
Investment income:
Dividends /(a)/                                                                                $ 4,216,521
Interest /(b)/                                                                                     716,243
-----------------------------------------------------------------------------------------------------------
Total income                                                                                     4,932,764
-----------------------------------------------------------------------------------------------------------
Expenses: /(c)/
Investment advisory fees                                                                         1,937,658
Administration fees                                                                                645,897
Distribution fees                                                                                  636,953
Authorized dealer service fees                                                                     630,134
Custodian fees                                                                                     499,487
Transfer agent fees                                                                                385,114
Professional Fees                                                                                   84,316
Amortization of deferred organization expenses                                                      31,711
Director fees                                                                                        3,496
Other                                                                                               51,032
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   4,905,798
Less--expenses reimbursed and fees waived by Goldman Sachs                                        (511,880)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     4,393,918
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                       538,846
-----------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment, option, futures and foreign currency transactions:
Net realized gain (loss) from:
   Investment transactions                                                                      (7,294,240)
   Options written                                                                                      --
   Futures transactions                                                                           (141,910)
   Foreign currency related transactions                                                        (1,099,538)
Net change in unrealized gain (loss) on:
   Investments                                                                                   5,823,115
   Futures                                                                                              --
   Translation of assets and liabilities denominated in foreign currencies                        (599,549)
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment, option, futures and foreign
   currency transactions                                                                        (3,312,122)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                $(2,773,276)
===========================================================================================================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1997

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sachs
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ===============================================
From operations:
Net investment income (loss)                                                          $  2,322,774                $   3,164,879
Net realized gain (loss) on investment, option and futures transactions                  3,956,460                   15,032,718
Net realized gain (loss) on foreign currency related transactions                           12,575                           --
Net change in unrealized gain (loss) on investments, options and futures                 5,023,032                   49,460,545
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       (12,568)                          --
-----------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets resulting from operations                         11,302,273                   67,658,142
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                      (2,259,972)                  (1,515,575)
    Class B shares                                                                         (13,466)                      (4,750)
    Institutional shares                                                                        --                   (1,606,175)
    Service shares                                                                              --                       (6,666)
In excess of net investment income
    Class A shares                                                                          (7,504)                           --
    Class B shares                                                                              --                      (118,421)
    Institutional shares                                                                        --                       (34,205)
    Service shares                                                                              --                       (16,030)
From net realized gain on investment, option and futures transactions
    Class A shares                                                                      (3,654,841)                  (7,174,235)
    Class B shares                                                                         (77,400)                    (440,131)
    Institutional shares                                                                        --                   (4,675,726)
    Service shares                                                                              --                      (68,472)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (6,013,183)                 (15,660,386)
 -----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       29,174,047                  167,209,718
Reinvestment of dividends and distributions                                              5,694,651                   14,904,237
Cost of shares repurchased                                                              (7,565,668)                 (32,152,494)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 27,303,030                  149,961,461
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                          32,592,120                  201,959,217

Net assets:
Beginning of year                                                                       50,928,007                  193,874,478
===================================================================================================================================
End of year                                                                           $ 83,520,127                $ 395,833,695
===================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    180,204                $          --
===================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Goldman Sachs       Goldman Sachs   Goldman Sachs
Statements of Changes in Net Assets                                           Growth and Income    Capital Growth     Small Cap
For the Year Ended January 31, 1997                                                 Fund                Fund         Equity Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                     $  8,054,855        $   5,337,292   $  (1,551,590
Net realized gain (loss) on investment, option and futures transactions            58,230,209           53,687,297      28,767,853
Net realized gain (loss) on foreign currency related transactions                          --                   --              --
Net change in unrealized gain (loss) on investments, options and futures           67,575,111          145,350,120      22,913,571
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                       --                   --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   133,860,175          204,374,709      50,129,834
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                 (8,111,894)          (5,948,617)             --
    Class B shares                                                                     (5,818)                  --              --
    Institutional shares                                                                 (494)                  --              --
    Service shares                                                                    (11,500)                  --              --
In excess of net investment income
    Class A shares                                                                   (135,533)            (258,749)             --
    Class B shares                                                                    (48,273)             (12,838)             --
    Institutional shares                                                                 (380)                  --
    Service shares                                                                     (9,070)                  --              --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                (46,442,616)         (91,862,169)    (10,210,264)
    Class B shares                                                                   (754,312)            (179,327)       (149,626)
    Institutional shares                                                               (9,971)                  --              --
    Service shares                                                                   (255,610)                  --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                               (55,785,471)         (98,261,700)    (10,359,890)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                 140,362,846           76,008,897      56,119,213
Reinvestment of dividends and distributions                                        53,352,809           90,088,874       9,876,571
Cost of shares repurchased                                                        (72,730,939)        (229,399,817)    (95,024,895)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions           120,984,716          (63,302,046)    (29,029,111)
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                    199,059,420           42,810,963      10,740,833

Net Asssets:
Beginning of Year                                                                 436,756,572          881,056,064     204,993,973
==================================================================================================================================
End of Year                                                                      $635,815,992        $923,867,027    $ 215,734,806
==================================================================================================================================
Accumulated distributed (distributions in excess investment income)              $   (193,256)       $    (275,552)  $          --
==================================================================================================================================


                                                                              -----------------------------------------------------
Statements of Changes in Net Assets                                                  Goldman Sachs                Goldman Sachs
For the Year Ended January 31, 1997                                                  International                 Asia Growth
                                                                                      Equity Fund                     Fund
                                                                              ====================================================
From operations:
Net investment income (loss)                                                          $    (242,737)               $     538,846
Net realized gain (loss) on investment, option and futures transactions                  16,714,697                   (7,436,150)
Net realized gain (loss) on foreign currency related transactions                           146,694                   (1,099,538)
Net change in unrealized gain (loss) on investments, options and futures                 60,236,901                    5,823,115
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                    (28,245,657)                    (599,549)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          48,609,898                   (2,773,276)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A shares                                                                               --                     (206,784)
    Class B shares                                                                               --                           --
    Institutional shares                                                                   (106,712)                          --
    Service shares                                                                               --                           --
In excess of net investment income
    Class A shares                                                                               --                           --
    Class B shares                                                                               --                       (5,064)
    Institutional shares                                                                         --                      (83,075)
    Service shares                                                                               --                           --
From net realized gain on investment, option and futures transactions
    Class A shares                                                                       (5,358,559)                          --
    Class B shares                                                                         (159,717)                          --
    Institutional shares                                                                   (689,171)                          --
    Service shares                                                                           (3,947)                          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                      (6,318,106)                    (294,923)
------------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       321,475,961                  144,448,826
Reinvestment of dividends and distributions                                               5,481,492                      221,279
Cost of shares repurchased                                                              (75,580,037)                 (67,451,011)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 251,377,416                   77,219,094
----------------------------------------------------------------------------------------------------------------------------------
Total increase
Net assets:                                                                             293,669,208                   74,150,895

Beginning of year                                                                       330,859,821                  205,538,709
===================================================================================================================================
End of year                                                                            $624,529,029                 $279,689,604
====================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income           $    (25,666)                $ (1,316,323)
===================================================================================================================================

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended January 31, 1996

--------------------------------------------------------------------------------

                                                                                     Goldman Sachs                 Goldman Sach
                                                                                       Balanced                    Select Equity
                                                                                         Fund                          Fund
                                                                                    ==============================================
From operations:
Net investment income (loss)                                                          $  1,083,645                $   1,518,160
Net realized gain (loss) on investment, option and futures transactions                  1,715,887                    4,687,943
Net realized gain on foreign currency related transactions                                      --                           --
Net change in unrealized gain on investments, options and futures                        3,518,420                   37,068,509
Net change in unrealized loss on translation of assets and liabilities
   denominated in foreign currencies                                                            --                           --
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     6,317,952                   43,274,612
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                                                (991,655)                  (1,610,216)
In excess of net investment income                                                              --                           --
From net realized gain on investment, option and futures transactions                     (962,754)                  (3,527,188)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                                     (1,954,409)                  (5,137,404)
----------------------------------------------------------------------------------------------------------------------------------
From share transactions:
Net proceeds from sales of shares                                                       41,736,040                  102,149,318
Reinvestment of dividends and distributions                                              1,802,563                    4,880,575
Cost of shares repurchased                                                              (4,483,707)                 (46,260,132)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from share transactions                 39,054,896                   60,769,761
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                               43,418,439                   98,906,969

Net assets:
Beginning of year                                                                        7,509,568                   94,967,509
==================================================================================================================================
End of year                                                                           $ 50,928,007                $ 193,874,478
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment income          $    125,304                $      86,854
==================================================================================================================================
Summary of share transactions:
===================================================================================================================================
                                                                                         Class A       Class A      Institutional
                                                                                     -------------- --------------  --------------
Shares sold                                                                             2,578,356     2,479,285      3,220,915
Reinvestment of dividends and distributions                                               108,023       161,481         97,993
Shares repurchased                                                                       (271,753)   (2,578,247)       (30,492)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                                           2,414,626        62,519      3,288,416
==================================================================================================================================


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
     Goldman Sachs             Goldman Sachs              Goldman Sachs             Goldman Sachs                Goldman Sachs
   Growth and Income          Capital Growth                Small Cap               International                 Asia Growth
         Fund                      Fund                    Equity Fund               Equity Fund                     Fund
=================================================================================================================================

    $  5,307,925               $    6,032,534             $   (1,717,759)           $     725,369                $   1,643,482
      18,815,320                  188,790,639                 (5,033,599)              (8,757,936)                  (5,766,395)
              --                           --                         --               21,213,851                      416,433
      58,081,439                   53,559,848                 30,594,034               69,834,990                   42,480,420
              --                           --                         --              (12,612,130)                  (1,710,833)
--------------------------------------------------------------------------------------------------------------------------------
      82,204,684                  248,383,021                 23,842,676               70,404,144                   37,063,107
---------------------------------------------------------------------------------------------------------------------------------

      (5,300,032)                  (6,289,354)                        --               (9,491,864)                  (1,787,451)
              --                          --                          --                       --                   (1,657,672)
     (11,998,907)                (139,713,660)                  (161,357)             (14,089,155)                          --
---------------------------------------------------------------------------------------------------------------------------------
     (17,298,939)                (146,003,014)                  (161,357)             (23,581,019)                  (3,445,123)
---------------------------------------------------------------------------------------------------------------------------------

     199,623,973                  144,529,476                 56,891,181               85,900,104                   88,560,430
      16,219,024                  131,979,456                    149,801               21,651,092                    2,951,847
     (37,764,413)                (359,937,680)              (195,215,538)             (98,600,969)                 (43,889,831)
---------------------------------------------------------------------------------------------------------------------------------
     178,078,584                  (83,428,748)              (138,174,556)               8,950,227                   47,622,446
---------------------------------------------------------------------------------------------------------------------------------
     242,984,329                   18,951,259               (114,493,237)              55,773,352                   81,240,430

     193,772,243                  862,104,805                319,487,210              275,086,469                  124,298,279
=================================================================================================================================
    $436,756,572               $  881,056,064             $  204,993,973            $ 330,859,821                $ 205,538,709
=================================================================================================================================
    $     56,087               $      607,360             $           --            $     227,683                $  (1,630,536)
=================================================================================================================================

      Class A                     Class A                    Class A                   Class A                      Class A
    -------------              ---------------            ---------------           --------------               --------------
      10,766,604                    9,130,715                  3,285,739                5,082,572                    5,830,049
         848,870                    9,145,811                      8,585                1,286,112                      197,978
      (2,027,335)                 (22,215,374)               (11,228,873)              (6,067,690)                  (2,898,305)
---------------------------------------------------------------------------------------------------------------------------------
       9,588,139                   (3,938,848)                (7,934,549)                 300,994                    3,129,722
=================================================================================================================================
--------------------------------------------------------------------   ----------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
January 31, 1997


--------------------------------------------------------------------------------
1.  Organization

Goldman Sachs Equity Portfolios, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Included in this report are the financial statements for the Goldman Sachs Balanced Fund ("Balanced Fund"), Goldman Sachs Select Equity Fund ("Select Equity Fund"), Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Small Cap Equity Fund ("Small Cap Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund") and Goldman Sachs Asia Growth Fund ("Asia Growth Fund"), collectively, "the Funds." The Select Equity, Growth and Income, International Equity and Asia Growth Funds offer four classes of shares - Class A, Class B, Institutional and Service. The Balanced, Capital Growth and Small Cap Equity Funds offer two classes of shares - Class A and Class B.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

A.  Investment Valuation
------------------------

Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded or NASDAQ. If no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price, and securities traded on a foreign exchange will be valued at the official bid price. Unlisted equity and debt securities for which market quotations are available are valued at the mean between the most recent bid and asked prices. Debt securities are valued at prices supplied by an independent pricing service, which reflect broker/dealer-supplied valuations and matrix pricing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Directors of the Company.

B.  Securities Transactions and Investment Income
-------------------------------------------------

Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned with the exception of the Balanced Fund which does not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds subject to such taxes.

C.  Mortgage Dollar Rolls
-------------------------

The Balanced Fund may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

D.  Foreign Currency Translations
---------------------------------

The books and records of the Company are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

    Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

E.  Forward Foreign Currency Exchange Contracts
-----------------------------------------------

Certain of the Funds are authorized to enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The International Equity and Asia Growth Funds may enter into such contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the funds' financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F.  Short Securities Positions
------------------------------

The Funds (other than the Select Equity Fund) may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked to market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the fund's records and any difference between this market value and cash received is reported as unrealized gain or loss. Gains and losses are realized when a short

--------------------------------------------------------------------------------
position is closed out by delivering securities back to the broker.

At January 31, 1997, the Balanced Fund had the following covered short positions open:

-------------------------------------------------------------------------------
                                                Short Position

Issuer                                 Par Value              Market Value
---------------------------          ---------------       --------------------
FNMA TBA 15-Year                          $900,000                 $938,808
-------------------------------------------------------------------------------

G.  Federal Taxes
-----------------

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds' distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

    Asia Growth Fund had approximately $184,000, $5,487,000 and $9,825,000 at January 31, 1997 of capital loss carryforward expiring in 2002, 2003 and 2004 for federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

H.  Deferred Organization Expenses
----------------------------------

Organization-related costs are being amortized on a straight-line basis over a period of five years.

I.  Expenses
------------

Expenses incurred by the Company which do not specifically relate to an individual fund of the Company are allocated to the Funds based on each Fund's relative
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------
average net assets for the period.

    Class A and Class B shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares. Each class of Shares separately bears their respective class-specific transfer agency fees. Service Shares separately bear a service fee.

J.  Option Accounting Principles
--------------------------------

When certain of the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the funds enter into a closing purchase transaction, the funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

    Upon the purchase of a call option or a protective put option by the Funds the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the funds will realize a loss in the amount of the cost of the option. If the funds enter into a closing sale transaction, the funds will realize a gain or loss, depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the funds purchase upon exercise will be increased by the premium originally paid.

K.  Futures Contracts
---------------------

The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or currency exchange rates or to seek to increase total return. The Select Equity Fund may enter into such transactions only with respect to the S&P 500 Index. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return (except with respect to transactions by the Balanced, Growth and Income, Select Equity, Capital Growth and Small Cap Equity Funds, in futures on foreign currencies) to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

    Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Funds each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses. When entering into a closing transaction, the Funds will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods approved by the Board of Directors of the Company.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds'
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
hedging strategies and may also result in a loss to the Funds.

3.  Agreements

Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), acts as investment adviser to the Balanced, Growth and Income, Small Cap Equity and International Equity Funds; Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman Sachs, acts as investment adviser to the Select Equity and Capital Growth Funds; and Goldman Sachs Asset Management International ("GSAM International") acts as investment adviser to the Asia Growth Fund and subadviser to the International Equity Fund. Under the Investment Advisory and Subadvisory Agreements, GSAM, GSFM and GSAM International (the "Investment Advisors"), subject to the general supervision of the Company's Board of Directors, manage the Company's portfolios. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .50%, .55%, .75% and .25% of the average daily net assets of the Balanced, Growth and Income, Small Cap Equity and International Equity Funds, respectively. GSFM is entitled to a fee of .50% and .75% of the average daily net assets of the Select Equity and Capital Growth Funds, respectively. GSAM International is entitled to an advisory fee for the Asia Growth Fund and a subadvisory fee for the International Equity Fund of .75% and .50% of the average daily net assets for those funds, respectively.

    GSAM also acts as the Funds' administrator pursuant to Administration Agreements. Under these Administration Agreements, GSAM administers the Funds' business affairs, including providing facilities. As compensation for the services rendered pursuant to the Administration Agreements, GSAM is entitled to a fee of .15% of the average daily net assets of the Balanced and Growth and Income Funds, and .25% of the average daily net assets of the Select Equity, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds.

    Goldman Sachs has voluntarily agreed to reduce or limit certain "Other Expenses" for the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds (excluding advisory, administration, service, distribution and authorized dealer service fees and litigation and indemnification costs, taxes, interest, brokerage commissions and extraordinary expenses and with the exception of the Balanced Fund, transfer agent fees) until further notice to the extent such expenses exceed .10%, .06%, .11%, .20% and
 .24% of the average daily net assets of the funds, respectively.

    Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A salesload and Class B back-end salesload imposed and has advised the Company that it retained approximately $94,000, $380,000, $555,000, $323,000, $219,000,
$1,563,000 and $1,397,000 during the year ended January 31, 1997 for the Balanced, Select Equity, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

    The Company, on behalf of each Fund, has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1. Under the Distribution Plan, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25% and .75% of a Fund's average daily net assets attributable to Class A and Class B shares, respectively.

    The Company, on behalf of each Fund, has adopted an Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A and Class B shares. Goldman Sachs also serves as the Transfer Agent of the funds for a fee.

   For the year ended January 31, 1997, the Advisors, Administrator and Distributor have voluntarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):
--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
January 31, 1997


--------------------------------------------------------------------------------

                        Waivers
                        -------                       Reimburse-
                        Admin-   Class A  Reimburse-     ment
     Fund      Adviser istrator   12b-1      ment     Outstanding
------------------------------------------------------------------
Balanced       $   --   $   --   $    153  $     320   $      88
Select Equity      170      282        69        105           3
Growth and
 Income            --       --      1,113         --          --
Capital
 Growth            --       --      2,171         --          --
Small Cap
 Equity            --       --        530         --          --
International
 Equity             50      464       171         145         --
Asia Growth        103      259       100          50         --

    The Investment Advisors, Administrator and Distributor may discontinue or modify such waivers and limitations in the future at their discretion.

At January 31, 1997, the amounts owed to affiliates were as follows(in thousands):

                                        Authorized
                       Admin-   Distri-   Dealer   Transfer
     Fund      Adviser istrator butor    Service    Agent   Total
--------------------------------------------------------------------
Balanced       $  33  $   10    $   2   $   15    $   38  $   98
Select Equity    143      49       56       57        84     389
Growth and
 Income          284      78       28      119       207     716
Capital
 Growth          568     190        2      190       210   1,160
Small Cap
 Equity          134      45        2       45       120     346
International
 Equity          391      78      105      116       143     833
Asia Growth      171      36       50       53        90     400

4.  Portfolio Securities Transactions

Purchases and proceeds of sales or maturities of securities (excluding short-term investments, futures and options) for the year ended January 31, 1997, were as follows:

                                                         Sales or
Fund                                 Purchases          Maturities
---------                          ---------------     -------------
Balanced                            $146,297,709       $123,056,708
Select Equity                        242,635,637        102,479,847
Growth and Income                    330,177,173        256,802,366
Capital Growth                       436,178,218        569,122,643
Small Cap Equity                     202,036,820        256,627,457
International Equity                 400,682,323        166,164,906
Asia Growth                          192,125,629        118,802,040

    Included in the above amounts were purchases and proceeds of sales or maturities of governmental securities for the Balanced Fund in the amounts of $99,727,748 and $91,845,598, respectively.

    For the year ended January 31, 1997, written put option transactions in the Balanced Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0      $         0
Options written                                32            5,416
Options repurchased                           (32)          (5,416)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    For the year ended January 31, 1997, written call option transactions in the Growth and Income Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
  beginning of year                             0       $        0
Options written                               438           73,608
Options repurchased                          (438)         (73,608)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0       $        0
                                   ===============  ===============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    For the year ended January 31, 1997, written put option transactions in the Small Cap Equity Fund were as follows:

                                       Number of        Premium
Written Options                        Contracts        Received
----------------------                -------------   -------------
Balance outstanding at
   beginning of year                            0      $         0
Options written                             2,100          575,871
Options expired                                (9)          (2,026)
Options exercised                          (1,091)        (238,096)
Options repurchased                        (1,000)        (335,749)
                                   ---------------  ---------------
Balance outstanding,
   end of year                                  0      $         0
                                   ===============  ===============

    Certain risks arise related to call and put options from the possible inability of counterparties to meet the terms of their contracts.

    At January 31, 1997, the Balanced Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value      Gain
--------------------------------------------------------------------
Australian Dollar
   expiring 3/14/97          $777,277       $770,585        $6,692
--------------------------------------------------------------------
Total Foreign
   Currency Sale
   Contracts                 $777,277       $770,585        $6,692
--------------------------------------------------------------------

    At January 31, 1997, the International Equity Fund had the following outstanding forward foreign currency exchange contracts:

--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
    Sale Contracts      Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Swiss Franc
   expiring 4/28/97       $39,343,000    $39,665,062   $  (322,062)

Deutsche Mark
   expiring 2/27/97        22,305,725     22,183,180       122,545

Hong Kong Dollar
   expiring 8/8/97         38,565,981     38,530,005        35,976

Japanese Yen
   expiring 4/24/97       122,316,352    119,792,909     2,523,443
--------------------------------------------------------------------
Total Foreign Currency
   Sale Contracts        $222,531,058   $220,171,156    $2,359,902
--------------------------------------------------------------------
--------------------------------------------------------------------
   Foreign Currency        Value on                     Unrealized
  Purchase Contracts    Settlement Date Current Value  Gain (Loss)
--------------------------------------------------------------------
Hong Kong Dollar
   expiring 2/3/97            $35,454        $35,454            $--
--------------------------------------------------------------------
Total Foreign Currency
    Purchase Contracts        $35,454        $35,454            $--
--------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1997, the Balanced and International Equity Fund's had sufficient cash and securities to cover any commitments under these contracts.

    The Balanced and International Equity Funds have recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $6,692 and $0, and $2,684,757 and $3,434,535, respectively, in the accompanying Statements of Assets and Liabilities. Included in these amounts for the International Equity Fund are $2,793 and $3,112,473, respectively, related to forward contracts closed but not settled as of January 31, 1997.

    For the year ended January 31, 1997, Goldman Sachs earned approximately $5,000, $78,000, $304,000, $36,000, $11,000 and $66,000 of brokerage commissions from portfolio transactions executed on behalf of the Balanced, Growth and Income, Capital Growth, Small Cap Equity, International Equity and Asia Growth Funds, respectively.

5.  Repurchase Agreements

During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.



--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------
6.  Joint Repurchase Agreement Account

The Funds, together with other registered investment companies having advisory agreements with GSAM or GSFM, transfer uninvested cash balances into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury and agency obligations. At January 31, 1997, the Balanced, Select Equity, Growth and Income, Capital Growth and Small Cap Equity Funds had undivided interests in the repurchase agreements in the following joint account which equaled $9,200,000, $3,600,000, $26,800,000, $18,300,000 and $16,600,000,
respectively, in principal amount. At January 31, 1997, the repurchase agreements held in this joint account, along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

--------------------------------------------------------------------
Principal          Interest       Maturity                Amortized
Amount               Rate           Date                    Cost
--------------------------------------------------------------------
Bear Stearns Securities, Inc., dated 01/31/97, repurchase
   price $800,375,333 (GNMA: $26,604,837, 7.50%, 10/15/26;
   FNMA: $720,411,516, 5.50%-8.00%, 02/01/09-09/01/26;
   FHLMC: $77,372,676, 6.00%-8.00%, 04/01/98-07/01/26)
 $800,000,000        5.63%         02/03/97         $   800,000,000
Nomura Securities, Inc. dated 01/31/97, repurchase price
   $100,047,083 (GNMA: $102,007,864, 5.50%-10.25%
   01/15/20-01/20/27)
 100,000,000          5.65         02/03/97             100,000,000
Lehman Government Securities, dated 01/31/97, repurchase
   price $201,894,173 (U.S. Treasury Notes: $191,656,654,
   6.38%, 01/15/00-08/15/02; U.S. Treasury Stripped
   Securities: $14,095,535, 05/15/02-11/15/03)
 201,800,000         5.60          02/03/97             201,800,000

--------------------------------------------------------------------
 Total Joint Repurchase Agreement Account          $  1,101,800,000
--------------------------------------------------------------------

7.  Line of Credit Facility

The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Funds, except the Select Equity Fund, participate in a $50,000,000 committed, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1997, the Funds did not have any borrowings under these facilities.

8.  Transactions With Affiliated Companies

A Fund is considered to be invested in an affiliated company if that Fund owns greater than five percent of the outstanding voting securities of such company. Transactions during the year ended January 31, 1997 which are considered to be affiliates of Small Cap Equity are as follows (dollar amounts in thousands):

                 Purchases  Sales      Realized   Dividend   Market
Affiliate Name    at Cost  Proceeds   Gain/(Loss)  Income    Value
--------------------------------------------------------------------
American Safety
Razor              $   --   $5,751     $  289     $  --      $  --
--------------------------------------------------------------------
Alpine Lace
Brands, Inc.        7,790       --         --        --      2,341
--------------------------------------------------------------------
APS Holding
Corp.              10,305      654        290        --      7,869
--------------------------------------------------------------------
J. Baker, Inc.      1,591    1,349     (1,090)       60      7,565
--------------------------------------------------------------------
Black Box, Inc.        --   23,013     14,149        --         --
--------------------------------------------------------------------
Brookstone, Inc.       --    2,722       (758)       --      5,939
--------------------------------------------------------------------
Congoleum Corp.        --    2,323       (102)       --      3,156
--------------------------------------------------------------------
Hollinger
International
Corp.                  --   10,903     (1,311)      112         --
--------------------------------------------------------------------
International Post
Ltd.                   --    2,215     (3,933)       --      1,729
--------------------------------------------------------------------
Morningstar
Group Inc.             --   12,216      6,346        --         --
--------------------------------------------------------------------
Mortons
Restaurant
Group, Inc.            --    4,106      1,625        --      6,439
--------------------------------------------------------------------
Opinion Research
Corp.                  --       --         --        --      2,022
--------------------------------------------------------------------
Pegasus
Communications
Corp.               3,697       --         --        --      3,224
--------------------------------------------------------------------
Platinum
Entertainment
Corp.               3,354       --         --        --      2,675
--------------------------------------------------------------------

--------------------------------------------------------------------------------

9.  Other Matters

As of January 31, 1997, Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was the beneficial owner of approximately 14% of the outstanding shares of the Select Equity Fund.

10.  Certain Reclassifications

In accordance with Statement of Position 93-2, the Balanced, Select Equity, Growth and Income, International Equity and Asia Growth Funds have reclassified $13,068, $9,549, $18,764, $302,042 and $31,712, respectively, from paid-in capital to accumulated undistributed net investment income. Additionally, the Small Cap Equity Fund has reclassified $1,532,848 from accumulated net realized gains on investments to accumulated net investment loss and $18,742 from paid-in capital to accumulated net investment loss. The Select Equity Fund reclassified $40,540 from accumulated net realized gains on investments to distributions in excess of net investment income. The International Equity Fund and the Asia Growth Fund have reclassified $205,942 and $338,857 from accumulated net realized foreign currency loss to distributions in excess of net investment income, respectively. The Asia Growth Fund also reclassified $377,435 from accumulated net realized gains on investments to distributions in excess of net investment income. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

January 31, 1997


--------------------------------------------------------------------------------

11.  Summary of Share Transactions

Share activity for the year ended January 31, 1997 is as follows:

                                    Balanced Fund           Select Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
                                     Shares       Dollars       Shares       Dollars       Shares       Dollars
                             -------------------------------------------------------------------------------------
Class A shares
Shares sold                       1,529,469   $27,172,279    3,862,697   $81,642,386     5,616,082  $121,074,992
Reinvestment of dividends
   and distributions                310,437     5,598,883      370,586     8,175,333     2,390,917   52,287,188
Shares repurchased                 (446,535)   (7,533,272)  (1,109,202)  (23,823,146)   (3,328,038) (72,163,062)
                             -------------------------------------------------------------------------------------
                                  1,393,371    25,237,890    3,124,081    65,994,573     4,678,961  101,199,118
                             -------------------------------------------------------------------------------------
Class B shares
Shares sold                         109,171     2,001,768      733,802    15,946,016       729,877   16,222,639
Reinvestment of dividends
   and distributions                  5,284        95,768       24,314       535,407        35,976      787,421
Shares repurchased                   (1,795)      (32,396)     (13,894)     (310,118)      (14,764)    (340,546)
                             -------------------------------------------------------------------------------------
                                    112,660     2,065,140      744,222    16,171,305       751,089   16,669,514
                             -------------------------------------------------------------------------------------
Institutional shares
Shares sold                              --            --    3,151,881    66,277,175         8,228      186,173
Reinvestment of dividends
   and distributions                     --            --      275,197     6,102,331            92        2,020
Shares repurchased                       --            --     (363,536)   (7,991,198)           --           --
                             -------------------------------------------------------------------------------------
                                         --            --    3,063,542    64,388,308         8,321      188,193
                             -------------------------------------------------------------------------------------
Service shares
Shares sold                              --            --      154,590     3,344,141       134,652    2,879,042
Reinvestment of dividends
   and distributions                     --            --        4,126        91,166        12,587      276,180
Shares repurchased                       --            --       (1,252)      (28,032)      (10,262)    (227,331)
                             -------------------------------------------------------------------------------------
                                         --            --      157,464     3,407,275       136,977    2,927,891
                             -------------------------------------------------------------------------------------

Net increase (decrease)  in
   shares                         1,506,031   $27,303,030    7,089,309  $149,961,461     5,575,348  $120,984,716
                             =====================================================================================
                              Capital Growth Fund
-------------------------------------------------------
                                  Shares       Dollars
                             --------------------------
Class A shares
Shares sold                     4,677,047  $73,029,007
Reinvestment of dividends
   and distributions            5,870,272   89,898,521
Shares repurchased            (14,635,348) (229,277,58)
                             ----------------------------
                               (4,088,029) (66,350,058)
                             ----------------------------
Class B shares
Shares sold                       188,331    2,979,890
Reinvestment of dividends
   and distributions               12,408      190,353
Shares repurchased                 (7,499)    (122,231)
                             ----------------------------
                                  193,240    3,048,012
                             ----------------------------
Institutional shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------

                             ----------------------------
Service shares
Shares sold                            --           --
Reinvestment of dividends
   and distributions                   --           --
Shares repurchased                     --           --
                             ----------------------------
                                       --           --
                             ----------------------------

Net increase (decrease) in
   shares                      (3,894,789) $(63,302,046)
                             ============================


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              Small Cap Equity Fund    International Equity Fund        Asia Growth Fund
----------------------------------------------------------------------------------------------------------------
                                 Shares       Dollars        Shares      Dollars        Shares       Dollars
                            ------------------------------------------------------------------------------------
Class A shares
Shares sold                   2,508,268   $52,353,524    12,103,239  $230,847,197     7,588,351  $124,281,405
Reinvestment of dividends
   and distributions             475,255    9,732,097       241,377     4,749,851        11,669       184,607
Shares repurchased            (4,697,902) (94,933,279)   (3,820,157)  (72,226,935)   (3,945,614) (63,723,269)
                            ------------------------------------------------------------------------------------
                              (1,714,379) (32,847,658)    8,524,459   163,370,113     3,654,406    60,742,743
                            ------------------------------------------------------------------------------------
Class B shares
Shares sold                      173,849    3,765,689     1,000,064    19,327,085       210,879     3,433,876
Reinvestment of dividends
   and distributions               7,086      144,474         7,924       155,475           279         4,391
Shares repurchased                (4,391)     (91,616)      (10,181)     (198,263)       (4,771)      (76,391)
                            ------------------------------------------------------------------------------------
                                 176,544    3,818,547       997,807    19,284,297       206,387     3,361,876
                            ------------------------------------------------------------------------------------
Institutional shares
Shares sold                           --           --     3,657,119    70,627,799     1,041,822    16,733,545
Reinvestment of dividends
   and distributions                  --           --        28,973       572,219         2,040        32,281
Shares repurchased                    --           --      (161,923)   (3,153,741)     (228,363)   (3,651,351)
                            ------------------------------------------------------------------------------------
                                      --           --     3,524,169    68,046,277       815,499    13,114,475
                            ------------------------------------------------------------------------------------
Service shares
Shares sold                           --           --        34,686       673,880            --            --
Reinvestment of dividends
   and distributions                  --           --           200         3,947            --            --
Shares repurchased                    --           --           (56)       (1,098)           --            --
                            ------------------------------------------------------------------------------------
                                      --           --        34,830       676,729            --            --
                            ------------------------------------------------------------------------------------

Net increase (decrease) in
   shares                    (1,537,835)  $(29,029,111)  13,081,265  $251,377,416     4,676,292  $77,219,094
                           =====================================================================================

    Share activity for the year ended January 31, 1996 is as follows:

                                     Select Equity Fund
-------------------------------------------------------------
                                      Shares         Dollars
                                ------------- ---------------
Class A shares
Shares sold                        2,479,285     $44,569,920
Reinvestment of dividends and        161,481
   distributions                                   3,032,597
Shares repurchased                (2,578,247)    (45,692,944)
                                ------------- ---------------
                                      62,519       1,909,573
                                ------------- ---------------
Institutional shares
Shares sold                        3,220,915       57,579,398
Reinvestment of dividends and
   distributions                      97,993        1,847,978
Shares repurchased                   (30,492)        (567,188)
                                ------------- ----------------
                                   3,288,416      $58,860,188
                                ------------- ----------------
Net increase                       3,350,935      $60,769,761
                                ============= ================

--------------------------------------------------------------------------------

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

------------------------------------------------------------------------------------------------------------------------------
                                                          Income (loss) from                    Distributions to
                                                       investment operations/h/                   shareholders
                                                   -------------------------------  ------------------------------------------
                                                                    Net realized                     From
                                                                   and unrealized                net realized
                                      Net asset                    gain (loss) on     From          gain on      In excess
                                        value,          Net         investments,       net        investment       of net
                                      beginning      investment     options and     investment    and futures    investment
                                      of period        income         futures         income     transactions      income
                                     -----------------------------------------------------------------------------------------
                                                                             BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................    $17.31         $0.66           $2.47         $(0.66)       $(1.00)           --
1997 - Class B Shares/b/.............     17.46          0.42            2.34          (0.42)        (1.00)          (0.07)
1996 - Class A Shares................     14.22          0.51            3.43          (0.50)        (0.35)           --

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............     14.18          0.10            0.02          (0.08)       --                --
                                                      Net asset
                                      Net increase      value,                      Portfolio        Average
                                         in net         end of        Total          turnover       commission
                                       asset value      period      return/a/          rate          rate/g/
                                     ---------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................     $1.47         $18.78         18.59%         208.11/f/      $.0587
1997 - Class B Shares(b).............      1.27          18.73         16.22/c/       208.11/f/       .0587
1996 - Class A Shares................      3.09          17.31         28.10          197.10/f/         --

For the Period Ended January 31,
-------------------------------------
1995 - Class A Shares/d/.............      0.04          14.22          0.87/c/       14.71/c/          --
                                                                                               Ratio assuming no
                                                                                            voluntary waiver of fees
                                                                                             or expense limitations
                                                                                         -------------------------------
                                            Net            Ratio of       Ratio of net                    Ratio of net
                                         assets at           net           investment       Ratio of       investment
                                           end of        expenses to       income to      expenses to     income (loss)
                                           period        average net      average net       average        to average
                                         (in 000s)          assets           assets        net assets      net assets
                                     -----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
------------------------------
1997 - Class A Shares................      $81,410          1.00%           3.76%            1.77%            2.99%
1997 - Class B Shares/b/.............        2,110          1.75/e/         2.59/e/          2.27/e/          2.07/e/
1996 - Class A Shares................       50,928          1.00            3.65             1.90             2.75

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/d/.............        7,510         1.00/e/         3.39/e/           8.29/e/         (3.90)/e/

--------------------------
/a/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/b/ For the period from May 1, 1996 (commencement of operations) to January 31, 1997.
/c/  Not annualized.
/d/ For the period from October 12, 1994 (commencement of operations) to January 31, 1995.
/e/  Annualized.
/f/  Includes the effect of mortgage dollar roll transactions.
/g/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/h/  Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
(The accompanying notes are an integral part of these financial statements.)

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------

                                                               Income (loss) from                 Distributions to
                                                           investment operations/(h)/               shareholders
                                                           ==========================   ====================================
                                                                        Net realized                  From
                                                                      and unrealized              net realized
                                                 Net asset             gain (loss) on    From        gain on      In excess
                                                  value,      Net       investments,     net        investment     of net
                                                beginning  investment   options and   investment    and futures   investment
                                                 of period   income       futures       income     transactions    income
                                                 ============================================================================
                                                                                  SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      19.66     $0.16        $4.46        $(0.16)        $(0.80)         --
1997 - Class B Shares/(f)/....................      20.44      0.04         3.70         (0.04)         (0.80)       (0.16)
1997 - Institutional Shares ..................      19.71      0.30         4.51         (0.28)         (0.80)         --
1997 - Service Shares/(f)/....................      21.02      0.13         3.15         (0.13)         (0.80)       (0.10)
1996 - Class A Shares ........................      14.61      0.19         5.43         (0.16)         (0.41)         --
1996 - Institutional Shares/(d)/..............      16.97      0.16         3.23         (0.24)         (0.41)         --
1995 - Class A Shares ........................      15.93      0.20        (0.38)        (0.20)         (0.94)         --
1994 - Class A Shares ........................      15.46      0.17         2.08         (0.17)         (1.61)         --
1993 - Class A Shares ........................      15.05      0.22         0.41         (0.22)            --          --

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      14.17      0.11         0.88         (0.11)            --          --

------------------------------------------------------------------------------------------------------------

                                         Net        Net                                               Net
                                       increase    asset                                             assets
                                      (decrease)   value,                Portfolio     Average       end of
                                        in net     end of    Total        turnover    commission     period
                                      asset value  period   return/(a)/     rate       rate/(g)/    (in 000s)
                                      ======================================================================
                                                               SELECT EQUITY FUND
------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===============================
1997 - Class A Shares ..............     $3.66     $23.32      23.75%         37.28%    $.0417       $225,968
1997 - Class B Shares/(f)/..........      2.74      23.18      18.59/(b)/     37.28      .0417         17,258
1997 - Institutional Shares ........      3.73      23.44      24.63          37.28      .0417        148,942
1997 - Service Shares/(f)/..........      2.25      23.27      15.92/(b)/     37.28      .0417          3,666
1996 - Class A Shares ..............      5.05      19.66      38.63          39.35        --         129,045
1996 - Institutional Shares/(d)/....      2.74      19.71      20.14/(b)/     39.35/(b)/   --          64,829
1995 - Class A Shares ..............     (1.32)     14.61      (1.10)         56.18        --          94,968
1994 - Class A Shares ..............      0.47      15.93      15.12          87.73        --          92,769
1993 - Class A Shares ..............      0.41      15.46       4.30         144.93        --         117,757

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/............    0.88      15.05       7.01/(b)/    135.02(c)     --         151,142

                                                                              Ratios assuming no
                                                                            voluntary waiver of fees
                                                                             or expense limitations
                                                                            -------------------------
                                                    Ratio of   Ratio of net              Ratio of net
                                                      net       investment   Ratio of     investment
                                                    expenses    income to   expenses to    income
                                                   to average  average net   average      to average
                                                     assets      assets     net assets    net assets
                                                   ==================================================
                                                                   SELECT EQUITY FUND
-----------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares ........................      1.29%       0.91%        1.53%         0.67%
1997 - Class B Shares/(f)/....................      1.83/(c)/   0.06/(c)/    2.00/(c)/    (0.11)/(c)/
1997 - Institutional Shares ..................      0.65        1.52         0.85          1.32
1997 - Service Shares/(f)/....................      1.15/(c)/   0.69/(c)/    1.35/(c)/     0.49/(c)/
1996 - Class A Shares ........................      1.25        1.01         1.55          0.71
1996 - Institutional Shares/(d)/..............      0.65/(c)/   1.49/(c)/    0.96/(c)/     1.18/(c)/
1995 - Class A Shares ........................      1.38        1.33         1.63          1.08
1994 - Class A Shares ........................      1.42        0.92         1.67          0.67
1993 - Class A Shares ........................      1.28        1.30         1.53          1.05

For the Period Ended January 31,
================================
1992 - Class A Shares/(e)/....................      1.57/(c)/   1.24/(c)/    1.82/(c)/     0.99/(c)/

--------------
/(a)/ Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/ Not annualized.
/(c)/ Annualized.
/(d)/ For the period from June 15, 1995 (commencement of operations) to January
     31, 1996.
/(e)/ For the period from May 24, 1991 (commencement of operations) to January
     31, 1992.
/(f)/ For the period from May 1 and June 7, 1996 (commencement of operations) to
     January 31, 1997 for Class B and Service shares, respectively.
/(g)/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/ Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                  Income (loss) from
                                                      investment
                                                    operations/(h)/         Distributions to shareholders
                                                ======================  =====================================
                                                               Net
                                                            realized
                                                              and                     From net
                                         Net                unrealized                realized
                                        asset              gain(loss)                   gain          In                       Net
                                       value,                  on                        on         excess                  Increase
                                      beginning    Net     investments   From net    investment     of net     Additional    in net
                                         of     investment    and       investment   and option    investment    paid-in     asset
                                       period    income     options       income    transactions    income       capital     value
                                     ===============================================================================================

                                                                         GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $19.98     $0.35      $5.18       $(0.35)       $(1.97)     $ (0.01)      $  --      $3.20
1997 - Class B Shares/(f)/ ........     20.82      0.17       4.31        (0.17)        (1.97)       (0.06)         --       2.28
1997 - Institutional Shares/(f)/ ..     21.25      0.29       3.96        (0.30)        (1.97)       (0.04)         --       1.94
1997 - Service Shares/(f)/ ........     20.71      0.28       4.50        (0.28)        (1.97)       (0.07)         --       2.46
1996 - Class A Shares .............     15.80      0.33       4.75        (0.30)        (0.60)         --           --       4.18
1995 - Class A Shares .............     15.79      0.20/(b)/  0.30/(b)/   (0.20)        (0.33)       (0.07)       0.11/(b)/  0.01
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     14.18      0.15       1.68        (0.15)        (0.06)       (0.01)         --       1.61


                                                                                                 Ratio of      Ratio of
                                                                                      Net          net           net
                                        Net                                          assets      expenses     investment
                                       asset                                           at          to         income to
                                       value     Total     Portfolio    Average      end of      average       average
                                      end of     return    turnover    commission    period        net           net
                                      period     /(a)/       rate       rate/(g)/   (in 000s)     assets       assets
                                     ===================================================================================
                                                                   GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............    $23.18     28.42%     53.03%      $.0586      $615,103     1.22%        1.60%
1997 - Class B Shares/(f)/ ........     23.10     22.23/(d)/ 53.03        .0586        17,346     1.93/(e)/    0.15/(e)/
1997 - Institutional Shares/(f)/ ..     23.19     20.77/(d)/ 53.03        .0586           193     0.82/(e)/    1.36/(e)/
1997 - Service Shares/(f)/ ........     23.17     23.87/(d)/ 53.03        .0586         3,174     1.32/(e)/    0.94/(e)/
1996 - Class A Shares .............     19.98     32.45      57.93        --          436,757     1.20         1.67
1995 - Class A Shares .............     15.80      3.97      71.80        --          193,772     1.25         1.28
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........     15.79     13.08/(d)/102.23/(d)/   --           41,528     1.25/(e)/    1.23/(e)/



                                                   Ratios assuming no
                                                voluntary waiver of fees
                                                 or expense limitations
                                            =================================
                                                                 Ratio of
                                              Ratio of         net investment
                                              expenses          income (loss)
                                             to average          to average
                                             net assets          net assets
                                            =================================
                                                 GROWTH AND INCOME FUND
-----------------------------------------------------------------------------

For the Year Ended January 31,
==============================
1997 - Class A Shares .............            1.43%                1.39%
1997 - Class B Shares/(f/) ........            1.93/(e)/            0.15/(e)/
1997 - Institutional Shares/(f)/ ..            0.82/(e)/            1.36/(e)/
1997 - Service Shares/(f)/ ........            1.32/(e)/            0.94/(e)/
1996 - Class A Shares .............            1.45                 1.42
1995 - Class A Shares .............            1.58                 0.95
For the Period Ended January 31,
==================================
1994 - Class A Shares/(c)/.........            3.24/(e)/           (0.76)/(e)/

----------------------------------
/(a)/Assumes investment at the net asset v alue at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/Calculated based on the average shares outstanding methodology.
/(c)/For the period from February 5, 1993 (commencement of operations) to
     January 31, 1994.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For the period from March 6, May 1 and June 3, 1996 (commencement of operations) to January 31, 1997 for Service, Class B and Institutional shares, respectively.
/(g)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(h)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


-----------------------------------------------------------------------------------------------------------------------------------
                                                              Income (loss) from
                                                           investment operations/(g)/         Distributions to shareholders
                                                         ===========================  =============================================
                                                                       Net realized
                                                                      and unrealized                   From net
                                              Net asset               gain (loss) on                 realized gain     In excess
                                               value,        Net       investments,    From net     on investments,      of net
                                              beginning   investment   options and    investment        options        investment
                                              of period     income       futures        income        and futures        income
                                            =======================================================================================
                                                                                 CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................       $14.91        $0.10        $3.56         $ (0.10)       $ (1.72)         $(0.02)
1997 - Class B Shares(b).................        15.67         0.01         2.81           (0.01)         (1.72)          (0.09)
1996 - Class A Shares....................        13.67         0.12         3.93           (0.12)         (2.69)             --
1995 - Class A Shares....................        15.96         0.03        (0.69)          (0.01)         (1.62)             --
1994 - Class A Shares....................        14.64         0.02         2.40           (0.01)         (1.07)          (0.02)
1993 - Class A Shares....................        13.65         0.06         2.28           (0.07)         (1.28)             --
1992 - Class A Shares....................        11.10         0.28         2.90           (0.31)         (0.32)             --

For the Period Ended January 31,
================================
1991 - Class A Shares/(c)/...............        11.34         0.34        (0.27)          (0.31)            --              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Net
                                             Net increase     Net asset                                               assets at
                                              (decrease)        value,                  Portfolio       Average         end of
                                                in net          end of        Total     turnover       commission       period
                                              asset value       period      return/(a)/   rate          rate/(f)/     (in 000s)
                                            =======================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................      $1.82            $16.73        25.97%       52.92%        $.0563           $920,646
1997 - Class B Shares(b).................       1.00             16.67        19.39/(d)/   52.92          .0563              3,221
1996 - Class A Shares....................       1.24             14.91        30.45        63.90           --              881,056
1995 - Class A Shares....................      (2.29)            13.67        (4.38)       38.36           --              862,105
1994 - Class A Shares....................       1.32             15.96        16.89        36.12           --              833,682
1993 - Class A Shares....................       0.99             14.64        18.01        58.93           --              665,976
1992 - Class A Shares....................       2.55             13.65        29.31        48.93           --              500,307

For the Period Ended January 31,
================================
1991 - Class A Shares(c).................      (0.24)            11.10         0.84/(d)/   35.63/(d)/      --              437,533
-------------------------------------------------------------------------------------------------------------
                                                                                        Ratios assuming no
                                                                                     voluntary waiver of fees
                                                                                   =============================

                                               Ratio of        Ratio of net                     Ratio of net
                                                  net           investment        Ratio of       investment
                                              expenses to    income (loss) to   expenses to    income (loss)
                                              average net        average          average        to average
                                                assets          net assets       net assets      net assets
                                            ====================================================================

----------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
==============================
1997 - Class A Shares....................        1.40%           0.62%           1.65%            0.37%
1997 - Class B Shares/(b)/.................      2.15/(e)/      (0.39)/(e)/      2.15/(e)/       (0.39)/(e)/
1996 - Class A Shares....................        1.36            0.65            1.61             0.40
1995 - Class A Shares....................        1.38            0.16            1.63            (0.09)
1994 - Class A Shares....................        1.38            0.13            1.63            (0.12)
1993 - Class A Shares....................        1.41            0.42            1.66             0.17
1992 - Class A Shares....................        1.53            2.09            1.78             1.84

For the Period Ended January 31,
--------------------------------
1991 - Class A Shares/(c)/...............        1.27/(d)/       3.24/(d)/       1.47/(d)/        3.04/(d)/

--------------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to
     January 31, 1997.
/(c)/For the period from April 20, 1990 (commencement of operations) to January
     31, 1991.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period



--------------------------------------------------------------------------------


                                                   Income (loss) from                     Distributions to
                                                investment  operations/(g)/                  shareholders
                                                ===========================   =======================================
                                                                                            From          In excess
                                                                                             net              of
                                                             Net realized                  realized        realized        Net
                                                            and unrealized                 gain on         gains on      increase
                                     Net asset      Net     gain (loss) on     From       investment,     investment    (decrease)
                                       value,    investment  investments,       net       option and      option and      in net
                                     beginning     income    options and     investment    futures         futures        asset
                                     of period     (loss)      futures         income    transactions    transactions     value
                                     ==============================================================================================

                                                      SMALL CAP EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $17.29        $(0.21)      $4.92        $   -        $(1.09)        $   -            $3.62
1997 - Class B Shares/(b)/.........   20.79         (0.11)       1.21            -         (1.09)            -             0.01
1996 - Class A Shares .............   16.14         (0.23)       1.39            -         (0.01)            -             1.15
1995 - Class A Shares .............   20.67         (0.07)      (3.53)           -         (0.69)          (0.24)         (4.53)
1994 - Class A Shares .............   16.68         (0.04)       5.03            -         (1.00)            -             3.99

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   14.18          0.03        2.50          (0.03)        -               -             2.50

----------------------------------------------------------------------------------------------------
                                   Net asset                                           Net assets
                                     value,                   Portfolio    Average      at end of
                                     end of      Total        turnover    commission     period
                                     period    return/(a)/      rate       rate/(f)/    (in 000s)
                                   ================================================================

                                                        SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------------

For the Year Ended January 31,
===================================
1997 - Class A Shares .............  $20.91     27.28%          99.46%       $.0461       $212,061

1997 - Class B Shares/(b)/.........   20.80     5.39/(d)/       99.46         .0461          3,674
1996 - Class A Shares .............   17.29     7.20            57.58           -          204,994
1995 - Class A Shares .............   16.14   (17.53)           43.67           -          319,487
1994 - Class A Shares .............   20.67    30.13            56.81           -          261,074

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........   16.68    17.86/(d)/        7.12/( e)/     -           59,339

---------------------------------------------------------------------------------------------
                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                    Ratio of      ===========================
                                      Ratio of        net                        Ratio of
                                         net       investment      Ratio of         net
                                       expenses      income        expenses      investment
                                      to average     (loss) to    to average      loss to
                                         net       average net       net        average net
                                       assets        assets         assets        assets
                                      =======================================================

                                                    SMALL CAP EQUITY FUND
---------------------------------------------------------------------------------------------
For the Year Ended January 31,
===================================
1997 - Class A Shares .............     1.60%         (0.72)%        1.85%        (0.97)%
1997 - Class B Shares/(b)/.........     2.35/(e)/     (1.63)/(e)/    2.35/(e)/    (1.63)/(e)/
1996 - Class A Shares .............     1.41          (0.59)         1.66         (0.84)
1995 - Class A Shares .............     1.53          (0.53)         1.78         (0.78)
1994 - Class A Shares .............     1.60          (0.45)         1.85         (0.70)

For the Period Ended January 31,
===================================
1993 - Class A Shares/(c)/.........     1.65/(e)/      0.62/(e)/     2.70/(e)/    (0.43)/(e)/

------------------

/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from May 1, 1996 (commencement of operations) to January 31,
     1997.
/(c)/For the period from October 22, 1992 (commencement of operations) to
     January 31, 1993.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                                                                Income (loss) from                           Distributions
                                                             investment operations/(g)/                     to shareholders
                                                  ================================================= ==============================
                                                                        Net          Net realized                       From net
                                                                     realized       and unrealized                      realized
                                                                  and unrealized      gain (loss)                        gain on
                                      Net asset                   gain (loss) on      on foreign       From            investment,
                                       value,          Net         investments,        currency         net            option and
                                      beginning    investment         options          related      investment           futures
                                      of period   income (loss)     and futures      transactions     income          transactions
                                      ============================================================================================
                                                                       INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
=====================================
1997 - Class A Shares...............    $17.20        $0.10             $3.51            $(1.28)        $  --             $(0.21)
1997 - Class B Shares/(e)/..........     18.91        (0.06)             0.94             (0.34)           --              (0.21)
1997 - Institutional Shares/(e)/....     17.45         0.04              3.39             (1.24)         (0.03)            (0.21)
1997 - Service Shares/(e)/..........     17.70        (0.02)             2.95             (1.08)           --              (0.21)
1996 - Class A Shares ..............     14.52         0.13              2.58              1.42          (0.58)            (0.87)
1995 - Class A Shares...............     18.10         0.06             (3.04)            (0.01)           --              (0.59)
1994 - Class A Shares...............     14.35         0.05              4.08             (0.38)           --                --

For the Period Ended January 31,
=====================================
1993 - Class A Shares/(b)/..........     14.18        (0.01)             0.29             (0.11)           --                --

---------------------------------------------------------------------------------------------------------------------------
                                              Net
                                           increase      Net asset
                                          (decrease)      value,                   Portfolio    Average    Net assets at
                                         in net asset     end of         Total     turnover   commission   end of period
                                             value        period      return/(a)/    rate       rate/(f)/    (in 000s)
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................  $  2.12         $19.32       13.48%        38.01%       $.0318       $536,283
1997 - Class B Shares/(e)/..............     0.33          19.24        2.83/(c)/    38.01         .0318         19,198
1997 - Institutional Shares/(e)/........     1.95          19.40       12.53/(c)/    38.01         .0318         68,374
1997 - Service Shares/(e)/..............     1.64          19.34       10.42/(c)/    38.01         .0318            674
1996 - Class A Shares ..................     2.68          17.20       28.68         68.48          --          330,860
1995 - Class A Shares...................    (3.58)         14.52      (16.65)        84.54          --          275,086
1994 - Class A Shares...................     3.75          18.10       26.13         60.04          --          269,091

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     0.17          14.35        1.23/(c)/     0.00          --           66,063

-----------------------------------------------------------------------------------------------------
                                                                            Ratios assuming no
                                                                       voluntary waiver of fees or
                                                                           expense limitations
                                                                      ===============================

                                                         Ratio of net                   Ratio of
                                            Ratio of      investment                 net investment
                                              net           income       Ratio of        income
                                          expenses to     (loss) to      expenses        (loss)
                                          average net    average net    to average     to average
                                             assets         assets      net assets     net assets
                                        =============================================================

-----------------------------------------------------------------------------------------------------
For the Year Ended January 31,
========================================
1997 - Class A Shares...................     1.69%        (0.07)%          1.88%         (0.26)%
1997 - Class B Shares/(e)/..............     2.23/(d)/    (0.97)/(d)/      2.38/(d)/     (1.12)/(d)/
1997 - Institutional Shares/(e)/........     1.10/(d)/     0.43/(d)/       1.25/(d)/      0.28/(d)/
1997 - Service Shares/(e)/..............     1.60/(d)/    (0.40)/(d)/      1.75/(d)/     (0.55)/(d)/
1996 - Class A Shares ..................     1.52          0.26            1.77           0.01
1995 - Class A Shares...................     1.73          0.40            1.98           0.15
1994 - Class A Shares...................     1.76          0.51            2.01           0.26

For the Period Ended January 31,
========================================
1993 - Class A Shares/(b)/..............     1.80/(d)/    (0.42)/(d)/      2.58/(d)/     (1.20)/(d)/

--------------------------
/(a)/Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
/(b)/For the period from December 1, 1992 (commencement of operations) to
     January 31, 1993.
/(c)/Not annualized.
/(d)/Annualized.
/(e)/For the period from February 7, March 6 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional, Service and Class B shares, respectively.
/(f)/For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
/(g)/Includes the balancing effect of calculating per share amounts.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Equity Portfolios, Inc.
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Income (loss)                        Distributions to
                                                            from investment operations /(g)/               shareholders
                                                      --------------------------------------------- ------------------------------
                                                                                           Net
                                                                                      realized and
                                                                                       unrealized
                                              Net                        Net             gain on
                                             asset         Net       realized and        foreign
                                            value,     investment     unrealized        currency     From net        In excess
                                           beginning     income     gain(loss) on        related    investment   of net investment
                                           of period     (loss)      investments      transactions    income           income
                                          ----------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................   $16.49       $ 0.06         $(0.11)         $(0.12)        $(0.01)      $ --
1997 - Class B Shares/(e)/................    17.31        (0.05)         (0.48)          (0.51)          --          (0.03)
1997 - Institutional Shares/(e)/..........    16.61         0.04          (0.11)          (0.11)         (0.04)       (0.06)
1996 - Class A Shares.....................    13.31         0.17           3.44           (0.12)         (0.17)       (0.14)

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................    14.18         0.11          (0.89)           0.01          (0.10)        --


------------------------------------------------------------------------------------------------------------------------------
                                             Net
                                           increase       Net
                                          (decrease)     asset
                                            in net       value,                  Portfolio      Average      Net assets at
                                            asset        end of       Total      turnover      commission    end of period
                                            value        period    return/(a)/     rate         rate/(f)/        (000s)
                                          ------------------------------------------------------------------------------------

                                                                           ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares.....................  $(0.18)      $16.31     (1.01)%        48.40%       $.0151           $263,014
1997 - Class B Shares/(e)/................   (1.07)       16.24     (6.02)/(c)/    48.40         .0151              3,354
1997 - Institutional Shares/(e)/..........   (0.28)       16.33     (1.09)/(c)/    48.40         .0151             13,322
1996 - Class A Shares.....................    3.18        16.49     26.49          88.80          --              205,539

For the Period Ended January 31,
--------------------------------
1995 - Class A Shares/(b)/................   (0.87)       13.31     (5.46)/(c)/    36.08/(c)/     --              124,298


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Ratios assuming no
                                                                                                       voluntary waiver of fees
                                                                                                         or expense limitations
                                                                                                      ------------------------------
                                                                             Ratio          Ratio                       Ratio
                                                                            of net          of net      Ratio of        of net
                                                                          expenses to     investment    expenses      investment
                                                        Net assets at       average      income(loss)  to average    income(loss)
                                                        end of period         net         to average       net        to average
                                                            (000s)          assets        net assets     assets       net assets
                                                     -------------------------------------------------------------------------------

                                                         ASIA GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended January 31,
------------------------------
1997 - Class A Shares................................       $263,014         1.67%          0.20%          1.87%          0.00%
1997 - Class B Shares/(e)/...........................          3,354         2.21/(d)/     (0.56)/(d)/     2.37/(d)/     (0.72)/(d)/
1997 - Institutional Shares/(e)/.....................         13,322         1.10/(d)/      0.54/(d)/      1.26/(d)/      0.38/(d)/
1996 - Class A Shares................................        205,539         1.77           1.05           2.02           0.80

For the Period Ended January 31,
--------------------------------

1995 - Class A Shares/(b)/...........................        124,298         1.90/(d)/      1.83/(d)/      2.38/(d)/      1.35/(d)/

--------------------------

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(b) For the period from July 8, 1994 (commencement of operations) to January 31, 1995.
(c) Not annualized.
(d) Annualized.
(e) For the period from February 2 and May 1, 1996 (commencement of operations) to January 31, 1997 for Institutional and Class B shares, respectively.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate on security transactions on which commissions are charged. This rate may vary due to various types of transactions and number of security trades executed.
(g)  Includes the balancing effect of calculating per share amounts.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants


--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Goldman Sachs Equity Portfolios, Inc.:

   We have audited the accompanying statements of assets and liabilities of the Goldman Sachs Equity Portfolios, Inc. (a Maryland Corporation), comprising the Balanced Fund, Select Equity Fund, Growth and Income Fund, Capital Growth Fund, Small Cap Equity Fund, International Equity Fund and Asia Growth Fund, including the statements of investments, as of January 31, 1997 and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Goldman Sachs Equity Portfolios, Inc. as of January 31, 1997 the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 15, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------  ----------------------------------------









                     [This Page Intentionally Left Blank]









--------------------------------------  ----------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Equity Portfolios, Inc. Prospectus which contains facts concerning the Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------

Goldman Sachs
One New York Plaza
New York, NY 10004

Directors
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary

Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

The Goldman Sachs
Equity Portfolios

-------------------

Annual Report
January 31, 1997

Goldman Sachs Balanced Fund
Goldman Sachs Select Equity Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Small Cap Equity Fund
Goldman Sachs International Equity Fund
Goldman Sachs Asia Growth Fund

[LOGO OF GOLDMAN SACHS APPEARS HERE]